                                                               EXHIBIT 10.6


                                                                  EXECUTION COPY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------





                                GOLDEN STATE VINTNERS

                      $35,000,000 IN AGGREGATE PRINCIPAL AMOUNT
                                          OF
                        FIRST MORTGAGE NOTES DUE APRIL 1, 2005

                                         AND

                            GOLDEN STATE ACQUISITION CORP.

                                    100,000 SHARES
                                          OF
                  12% SENIOR REDEEMABLE EXCHANGEABLE PREFERRED STOCK
                                  EXCHANGEABLE INTO
                     $10,000,000 IN AGGREGATE PRINCIPAL AMOUNT OF
                 13.2% SUBORDINATED EXCHANGE NOTES DUE JUNE 30, 2007

                        414,079 SHARES OF CLASS E COMMON STOCK




            --------------------------------------------------------------
            --------------------------------------------------------------

                            SECURITIES PURCHASE AGREEMENT

            --------------------------------------------------------------
            --------------------------------------------------------------


                              Dated as of April 21, 1995



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

          TABLE OF CONTENTSHeader A Text:  < <                    PAGE > >



                                                                            PAGE

                       PART I.  ISSUANCE AND SALE OF SECURITIES

SECTION 1.  ISSUANCE OF SECURITIES
     Section 1.1    Authorization of Securities. . . . . . . . . . . . . . .   1
     Section 1.2    Purchase and Sale of Securities. . . . . . . . . . . . .   3
     Section 1.3    Use of Proceeds. . . . . . . . . . . . . . . . . . . . .   4
     Section 1.4    Definitions, etc.. . . . . . . . . . . . . . . . . . . .   4

SECTION 2.  GENERAL REPRESENTATIONS AND WARRANTIES
     Section 2.1    Capital Stock; Subsidiaries. . . . . . . . . . . . . . .   4
     Section 2.2    Organization and Authority . . . . . . . . . . . . . . .   5
     Section 2.3    Corporate Proceedings. . . . . . . . . . . . . . . . . .   6
     Section 2.4    Validity of Agreements and Securities. . . . . . . . . .   6
     Section 2.5    No Event of Default. . . . . . . . . . . . . . . . . . .   7
     Section 2.6    Consent, etc.. . . . . . . . . . . . . . . . . . . . . .   7
     Section 2.7    Business . . . . . . . . . . . . . . . . . . . . . . . .   7
     Section 2.8    Financial Statements . . . . . . . . . . . . . . . . . .   8
     Section 2.9    No Material Adverse Change . . . . . . . . . . . . . . .   8
     Section 2.10   Licenses, Registrations, etc.. . . . . . . . . . . . . .   8
     Section 2.11   Title to Properties; Leases. . . . . . . . . . . . . . .   9
     Section 2.12   Compliance with Other Instruments, etc.. . . . . . . . .   9
     Section 2.13   No Conflict, etc.. . . . . . . . . . . . . . . . . . . .   9
     Section 2.14   No Materially Adverse Contracts, etc.. . . . . . . . . .  10
     Section 2.15   Compliance with Law, etc.. . . . . . . . . . . . . . . .  10
     Section 2.16   Compliance with ERISA; Multiemployer Plans . . . . . . .  10
     Section 2.17   Pending Litigation, etc. . . . . . . . . . . . . . . . .  11
     Section 2.18   Taxes. . . . . . . . . . . . . . . . . . . . . . . . . .  11
     Section 2.19   Holding Company Act; Investment Company Act. . . . . . .  12
     Section 2.20   No Margin Regulation Violation . . . . . . . . . . . . .  12
     Section 2.21   Compliance with Environmental Laws . . . . . . . . . . .  13
     Section 2.22   Labor Relations. . . . . . . . . . . . . . . . . . . . .  13
     Section 2.23   Insurance. . . . . . . . . . . . . . . . . . . . . . . .  13
     Section 2.24   Offerees . . . . . . . . . . . . . . . . . . . . . . . .  13
     Section 2.25   Representations and Warranties in Stock
                         Purchase Agreement and Related Documents. . . . . .  14
     Section 2.26   Other Names. . . . . . . . . . . . . . . . . . . . . . .  14
     Section 2.27   Investments. . . . . . . . . . . . . . . . . . . . . . .  14
     Section 2.28   Flood Hazard Area. . . . . . . . . . . . . . . . . . . .  14
     Section 2.29   Broker's or Finder's Commissions . . . . . . . . . . . .  14
     Section 2.30   Solvency . . . . . . . . . . . . . . . . . . . . . . . .  14

     Section 2.31   Full Disclosure. . . . . . . . . . . . . . . . . . . . .  15

SECTION 3.  REPRESENTATIONS OF THE PURCHASER
     Section 3.1    Investment Intent, etc.. . . . . . . . . . . . . . . . .  15
     Section 3.2    ERISA Representations. . . . . . . . . . . . . . . . . .  15

SECTION 4.  CONDITIONS OF OBLIGATION TO PURCHASE SECURITIES
     Section 4.1    Opinion of Special Counsel . . . . . . . . . . . . . . .  16
     Section 4.2    Opinions of Special Counsel for the Company
                         and the Parent. . . . . . . . . . . . . . . . . . .  16
     Section 4.3    Performance of Obligations . . . . . . . . . . . . . . .  17
     Section 4.4    Representations True; No Event of Default. . . . . . . .  17
     Section 4.5    Certificate of Company and the Parent. . . . . . . . . .  17
     Section 4.6    Private Placement Number . . . . . . . . . . . . . . . .  18
     Section 4.7    Fees and Disbursements of Your Special Counsel . . . . .  18
     Section 4.8    Legality . . . . . . . . . . . . . . . . . . . . . . . .  18
     Section 4.9    Certificate of Designations. . . . . . . . . . . . . . .  18
     Section 4.10   Parent Guaranty. . . . . . . . . . . . . . . . . . . . .  18
     Section 4.11   Stockholder Agreement. . . . . . . . . . . . . . . . . .  18
     Section 4.12   Deeds of Trust . . . . . . . . . . . . . . . . . . . . .  18
     Section 4.13   Environmental Indemnity Agreement. . . . . . . . . . . .  18
     Section 4.14   Security Agreement . . . . . . . . . . . . . . . . . . .  18
     Section 4.15   Registration Rights Agreement. . . . . . . . . . . . . .  18
     Section 4.16   Consents and Approvals . . . . . . . . . . . . . . . . .  18
     Section 4.17   No Material Adverse Change . . . . . . . . . . . . . . .  19
     Section 4.18   Securities . . . . . . . . . . . . . . . . . . . . . . .  19
     Section 4.19   Indebtedness . . . . . . . . . . . . . . . . . . . . . .  19
     Section 4.20   Security Filings . . . . . . . . . . . . . . . . . . . .  19
     Section 4.21   No Liens on Mortgaged Property . . . . . . . . . . . . .  19
     Section 4.22   Title Insurance. . . . . . . . . . . . . . . . . . . . .  19
     Section 4.23   Surveys. . . . . . . . . . . . . . . . . . . . . . . . .  20
     Section 4.24   Compliance with Laws . . . . . . . . . . . . . . . . . .  20
     Section 4.25   Environmental Audit Report . . . . . . . . . . . . . . .  21
     Section 4.26   Taxes and Assessments. . . . . . . . . . . . . . . . . .  21
     Section 4.27   Insurance. . . . . . . . . . . . . . . . . . . . . . . .  21
     Section 4.28   Intercreditor Agreement. . . . . . . . . . . . . . . . .  21
     Section 4.29   Inter-Company Note . . . . . . . . . . . . . . . . . . .  21
     Section 4.30   GSV Napa Merger. . . . . . . . . . . . . . . . . . . . .  21
     Section 4.31   Proceedings, Instruments, etc. . . . . . . . . . . . . .  21

                PART II.  PROVISIONS RELATING SOLELY TO MORTGAGE NOTES

SECTION 5.  MORTGAGE NOTE PAYMENTS
     Section 5.1    Required Amortizing Payments . . . . . . . . . . . . . .  22
     Section 5.2    Optional Prepayments with Premium. . . . . . . . . . . .  22
     Section 5.3    Mandatory Offer to Prepay in a Put Event . . . . . . . .  23
     Section 5.4    Restrictions on Prepayment . . . . . . . . . . . . . . .  24
     Section 5.5    Security for the Mortgage Notes. . . . . . . . . . . . .  24

               PART III.  PROVISIONS RELATING SOLELY TO EXCHANGE NOTES

SECTION 6.  EXCHANGE NOTE PAYMENTS
     Section 6.1    Required Amortizing Payments . . . . . . . . . . . . . .  25
     Section 6.2    Optional Prepayments with Premium. . . . . . . . . . . .  25
     Section 6.3    Mandatory Offer to Prepay in a Put Event . . . . . . . .  26
     Section 6.4    Restrictions on Prepayment . . . . . . . . . . . . . . .  27

                    PART IV.  PROVISIONS RELATING SOLELY TO NOTES

SECTION 7.  OTHER PAYMENT PROVISIONS FOR NOTES
     Section 7.1    Application of Payments. . . . . . . . . . . . . . . . .  27
     Section 7.2    Method of Payment. . . . . . . . . . . . . . . . . . . .  28
     Section 7.3    No Set-off or Counterclaim . . . . . . . . . . . . . . .  28
     Section 7.4    Taxes. . . . . . . . . . . . . . . . . . . . . . . . . .  28
     Section 7.5    Acquisition of Notes . . . . . . . . . . . . . . . . . .  29

SECTION 8.  REGISTRATION, EXCHANGE AND REPLACEMENT OF NOTES
     Section 8.1    Registration . . . . . . . . . . . . . . . . . . . . . .  30
     Section 8.2    Exchange . . . . . . . . . . . . . . . . . . . . . . . .  30
     Section 8.3    Replacement. . . . . . . . . . . . . . . . . . . . . . .  30
     Section 8.4    Effect of Transfer or Exchange . . . . . . . . . . . . .  30
     Section 8.5    No Transfers to Competitors. . . . . . . . . . . . . . .  31

SECTION 9.  DEFAULTS AND REMEDIES
     Section 9.1    Events of Default; Acceleration of Mortgage Notes. . . .  31
     Section 9.2    Remedies of Mortgage Noteholders Upon an Event
                         of Default. . . . . . . . . . . . . . . . . . . . .  34
     Section 9.3    Rights and Remedies of Exchange Noteholders
                         Upon an Event of Default. . . . . . . . . . . . . .  35
     Section 9.4    Waiver of Appraisement, Valuation, etc.. . . . . . . . .  38
     Section 9.5    Waiver of Marshalling and Other Defenses . . . . . . . .  39
     Section 9.6    Rescission of Acceleration . . . . . . . . . . . . . . .  39
     Section 9.7    Remedies Cumulative. . . . . . . . . . . . . . . . . . .  39
     Section 9.8    Discontinuance of Proceedings. . . . . . . . . . . . . .  40
     Section 9.9    Costs and Expenses, Attorneys Fees, etc.
                         of the Mortgage Noteholders.. . . . . . . . . . . .  40
     Section 9.10   No Waiver, etc . . . . . . . . . . . . . . . . . . . . .  40
     Section 9.11   Compromise of Actions, etc . . . . . . . . . . . . . . .  41
     Section 9.12   Right of the Mortgage Noteholders to
                         Perform the Company's Covenants, etc. . . . . . . .  41

                PART V.  PROVISIONS RELATING SOLELY TO PREFERRED STOCK

SECTION 10.  REDEMPTION AND EXCHANGE
     Section 10.1   Mandatory Redemption . . . . . . . . . . . . . . . . . .  41
     Section 10.2   Optional Redemption. . . . . . . . . . . . . . . . . . .  42
     Section 10.3   Mandatory Offer to Redeem in a Put Event . . . . . . . .  43
     Section 10.4   Exchange of Preferred Stock for Exchange Notes . . . . .  44
     Section 10.5   Acquisition, etc. of Preferred Stock . . . . . . . . . .  45
     Section 10.6   Home Office Payment. . . . . . . . . . . . . . . . . . .  45
     Section 10.7   Remedies . . . . . . . . . . . . . . . . . . . . . . . .  45

             PART VI.  PROVISIONS RELATING SOLELY TO CLASS E COMMON STOCK

SECTION 11.  MANDATORY REDEMPTION; REGISTRATION RIGHTS
     Section 11.1   Restrictions on Transfer of and Rights with
                         Respect to the Class E Common Stock . . . . . . . .  46
     Section 11.2   Mandatory Offer to Redeem in a Put Event . . . . . . . .  46
     Section 11.3   Registration Rights. . . . . . . . . . . . . . . . . . .  48
     Section 11.4   Remedies . . . . . . . . . . . . . . . . . . . . . . . .  48

                   PART VII.  PROVISIONS RELATING TO ALL SECURITIES

SECTION 12.  CERTAIN COVENANTS OF THE PARENT AND THE COMPANY
     Section 12.1   Maintenance of Office. . . . . . . . . . . . . . . . . .  49
     Section 12.2   Corporate Existence. . . . . . . . . . . . . . . . . . .  49
     Section 12.3   General Maintenance of Properties and Business, etc. . .  50
     Section 12.4   Inspection . . . . . . . . . . . . . . . . . . . . . . .  51
     Section 12.5   Compliance with Law, etc.. . . . . . . . . . . . . . . .  52
     Section 12.6   Payment of Taxes and Claims. . . . . . . . . . . . . . .  52
     Section 12.7   ERISA. . . . . . . . . . . . . . . . . . . . . . . . . .  52
     Section 12.8   Transactions with Affiliates . . . . . . . . . . . . . .  53
     Section 12.9   Merger or Consolidation. . . . . . . . . . . . . . . . .  53
     Section 12.10  Indemnification. . . . . . . . . . . . . . . . . . . . .  53
     Section 12.11  Liens. . . . . . . . . . . . . . . . . . . . . . . . . .  55
     Section 12.12  Subsidiary Dividends . . . . . . . . . . . . . . . . . .  55
     Section 12.13  Dividends. . . . . . . . . . . . . . . . . . . . . . . .  56
     Section 12.14  Tax Consolidation. . . . . . . . . . . . . . . . . . . .  56
     Section 12.15  Environmental Law Compliance . . . . . . . . . . . . . .  56
     Section 12.16  Insurance. . . . . . . . . . . . . . . . . . . . . . . .  57
     Section 12.17  Funded Debt. . . . . . . . . . . . . . . . . . . . . . .  59
     Section 12.18  Consolidated Funded Debt Ratio . . . . . . . . . . . . .  59

     Section 12.19  Consolidated Net Worth . . . . . . . . . . . . . . . . .  60
     Section 12.20  Working Capital. . . . . . . . . . . . . . . . . . . . .  60
     Section 12.21  Consolidated Fixed Charge Coverage . . . . . . . . . . .  60
     Section 12.22  Limitation on Repayment of Affiliate Loans . . . . . . .  60
     Section 12.23  Mandatory Capital Expenditures . . . . . . . . . . . . .  60
     Section 12.24  Sale or Substitution of Mortgaged Property . . . . . . .  60
     Section 12.25  Additional Equity; Dilution. . . . . . . . . . . . . . .  61
     Section 12.26  Transfer and Sale of Assets. . . . . . . . . . . . . . .  61
     Section 12.27  Replacement of Personal Property Collateral. . . . . . .  61
     Section 12.28  Ownership. . . . . . . . . . . . . . . . . . . . . . . .  61
     Section 12.29  Residential Facilities . . . . . . . . . . . . . . . . .  61

SECTION 13.  EXPENSES

SECTION 14.  CERTAIN SPECIAL RIGHTS
     Section 14.1   Home Office Payment. . . . . . . . . . . . . . . . . . .  63
     Section 14.2   Delivery Expenses. . . . . . . . . . . . . . . . . . . .  63
     Section 14.3   Issuance Taxes . . . . . . . . . . . . . . . . . . . . .  63

SECTION 15.  INFORMATION TO BE FURNISHED TO HOLDERS OF SECURITIES
     Section 15.1   Financial Statements of the Company. . . . . . . . . . .  64
     Section 15.2   Officer's Certificates . . . . . . . . . . . . . . . . .  65
     Section 15.3   Accountants' Certificates. . . . . . . . . . . . . . . .  65
     Section 15.4   Notice of Certain Events and Conditions. . . . . . . . .  66
     Section 15.5   Other Information. . . . . . . . . . . . . . . . . . . .  67

SECTION 16.  INTERPRETATION OF AGREEMENT AND SECURITIES
     Section 16.1   Definitions. . . . . . . . . . . . . . . . . . . . . . .  68
     Section 16.2   Directly or Indirectly . . . . . . . . . . . . . . . . .  83
     Section 16.3   Accounting Terms . . . . . . . . . . . . . . . . . . . .  83
     Section 16.4   Governing Law. . . . . . . . . . . . . . . . . . . . . .  83
     Section 16.5   Independence of Covenants. . . . . . . . . . . . . . . .  83
     Section 16.6   Saturdays, Sundays, Holidays, etc. . . . . . . . . . . .  84

SECTION 17.  MISCELLANEOUS
     Section 17.1   Notices. . . . . . . . . . . . . . . . . . . . . . . . .  84
     Section 17.2   Survival . . . . . . . . . . . . . . . . . . . . . . . .  84
     Section 17.3   Successors and Assigns; Transfer of Securities . . . . .  85
     Section 17.4   Amendment and Waiver . . . . . . . . . . . . . . . . . .  85
     Section 17.5   Confidentiality. . . . . . . . . . . . . . . . . . . . .  86
     Section 17.6   Indemnity for Funds Availability at Closing. . . . . . .  87
     Section 17.7   Additional Security. . . . . . . . . . . . . . . . . . .  87
     Section 17.8   Integration. . . . . . . . . . . . . . . . . . . . . . .  87

     Section 17.9   No Partnership, etc. . . . . . . . . . . . . . . . . . .  87
     Section 17.10  Consent to Jurisdiction and Venue. . . . . . . . . . . .  87
     Section 17.11  Waiver of Jury Trial.. . . . . . . . . . . . . . . . . .  88
     Section 17.12  Counterparts . . . . . . . . . . . . . . . . . . . . . .  88
     Section 17.13  Reproduction of Documents. . . . . . . . . . . . . . . .  88

SCHEDULE I          Purchaser of the Securities
SCHEDULE II         Information to be Furnished to the Purchaser
SCHEDULE III-A      Opinion of Anderson Kill Olick & Oshinsky, P.C.
SCHEDULE III-B      Opinion of Steinhart & Falconer
SCHEDULE III-C      Opinion of Buchman & O'Brien
SCHEDULE III-D      Opinion of Farella, Braun & Martel
SCHEDULE III-E      Opinion of Stults & Balber
SCHEDULE III-F      Opinion of Howard, Rice, Nemerovski, Canady, Falk & Rabkin

EXHIBIT A           Form of Mortgage Note
EXHIBIT B           Form of Certificate of Senior Redeemable Exchangeable
                    Preferred Stock
EXHIBIT C           Form of Subordinated Exchange Note
EXHIBIT D           Form of Certificate of Class E Common Stock
EXHIBIT E           Form of Certificate of Designations
EXHIBIT F           Form of Certificate of Incorporation
EXHIBIT G           Form of Deed of Trust
EXHIBIT H           Form of Security Agreement
EXHIBIT I           Form of Registration Rights Agreement
EXHIBIT J           Form of Environmental Indemnity
EXHIBIT K           Form of Stockholder Agreement
EXHIBIT L           Form of Parent Guaranty
EXHIBIT M           Form of Intercreditor Agreement

           GOLDEN STATE                                GOLDEN STATE
             VINTNERS                               ACQUISITION CORP.
          38558 Road 128                     Smith McDonnell Stone & Co., Inc.
             P.O. Box 39                        450 Park Avenue, Suite 2102
      Cutler, California  93615                  New York, New York 10022
    Facsimile:  (209) 528-2627                 Facsimile:  (212) 754-3362


                            -----------------------------

                            SECURITIES PURCHASE AGREEMENT

                            -----------------------------



                                                      Dated as of April 21, 1995


To the Purchaser of the
Securities (as defined herein)
Named in SCHEDULE I hereto

Ladies and Gentlemen:

     Each of the undersigned, Golden State Vintners, a California corporation (the "COMPANY"), and Golden State Acquisition Corp., a Delaware corporation (the "PARENT"), hereby agrees with you as follows:


                       PART I.  ISSUANCE AND SALE OF SECURITIES

                         SECTION 1.  ISSUANCE OF SECURITIES.

     SECTION 1.1   AUTHORIZATION OF SECURITIES.

          (a) SENIOR SECURED NOTES. The Company has duly authorized the issuance and sale of up to $35,000,000 in aggregate principal amount of its First Mortgage Notes due 2005, substantially in the form annexed hereto as EXHIBIT A (the "MORTGAGE NOTES"), to be issued to the Purchaser specified in
SCHEDULE I hereof. Each Mortgage Note shall bear interest from the date thereof until such Mortgage Note shall become due and payable in accordance with the terms thereof and hereof (whether at maturity, by acceleration or otherwise) as follows: (i) from and after the date hereof until April 21, 2000, at the rate of nine and sixty-nine one hundredths percent (9.69%) per annum, and (ii) on and after April 21, 2000, at the rate of two and seventy five one hundredths percent (2.75%) plus the rate of interest then payable on United States Treasury Notes maturing in five years, as published in THE WALL STREET JOURNAL (or any successor publication) on such date or the next preceding Business Day.
Interest shall be payable commencing on October 1, 1995 and on the first day of each month thereafter (each a "MORTGAGE NOTE PAYMENT DATE"). Principal shall be payable on each

Mortgage Note Payment Date in accordance with the terms of the Mortgage Note. Interest on the Mortgage Notes shall be computed on the basis of a 360-day year of 30-day months. If the Company shall fail to pay any principal, premium or interest due on a Mortgage Note Payment Date in accordance with Section 9.1, a late charge of two percent (2%) of any such payment of principal, premium or interest shall be due and payable. If the Company shall fail to pay any such payment for more than thirty (30) days after the Mortgage Note Payment Date when such payment was due, effective as of such Mortgage Note Payment Date the interest rate payable on the entire outstanding principal balance of the Mortgage Notes and all other amounts due thereunder shall increase by two percent (2%) per annum until such time as all amounts past due with respect to the Mortgage Notes have been paid in full. If the Company shall have paid or agreed to pay any interest or premium on any Mortgage Note in excess of that permitted by law, then it is the express intent of the Company and the holder thereof that all excess amounts previously paid or to be paid by the Company be applied to reduce the principal balance of such Mortgage Note, and the provisions thereof immediately be deemed reformed and the amounts thereafter collectable thereunder reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for thereunder.

          (b) SENIOR REDEEMABLE EXCHANGEABLE PREFERRED STOCK. The Parent has duly authorized the issuance and sale of up to 100,000 shares of its 12% Senior Redeemable Exchangeable Preferred Stock (such shares being purchased by the Purchaser specified in SCHEDULE I hereto on the Closing Date collectively being referred to herein as the "SENIOR PREFERRED STOCK"), which when issued will have the rights, preferences and restrictions set forth herein and in the Certificate of Designations referred to in Section 4.9 hereof. Such issuance and sale shall be made pursuant to the terms and conditions of this Securities Purchase Agreement, and a certificate or certificates representing such shares of Senior Preferred Stock shall be delivered on the Closing Date and shall be substantially in the form annexed hereto as EXHIBIT B.

          (c) EXCHANGE NOTES. The Parent has duly authorized the issuance of up to $10,000,000 in aggregate principal amount of its 13.2% Subordinated Exchange Notes due 2007, substantially in the form annexed hereto as EXHIBIT C (the "EXCHANGE NOTES"), in exchange for shares of Senior Preferred Stock upon the terms specified herein and in the Certificate of Designations referred to in
Section 4.9 hereof. Each Exchange Note shall bear interest from the date thereof until such Exchange Note shall become due and payable in accordance with the terms thereof and hereof (whether at maturity, by acceleration or otherwise) at the rate of 13.2% per annum, payable commencing on the first April or October following the date of such Exchange Note, and on each April and October thereafter (each a "EXCHANGE NOTE PAYMENT DATE") or as otherwise specified in
Section 9.3(a) hereof. Principal shall be payable on each Exchange Note Payment Date in accordance with the terms of the Exchange Note. Interest on the Exchange Notes shall be computed on the basis of a 360-day year of 30-day months. If the Parent shall have paid or agreed to pay any interest or premium on any Exchange Note in excess of that permitted by law, then it is the express intent of the Parent and the holder thereof that all excess amounts previously paid or to be paid by the Parent be applied to reduce the principal balance of such Exchange Note, and the provisions thereof immediately be deemed reformed and the amounts thereafter collectable thereunder reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for thereunder.

          (d) SHARES OF CLASS E COMMON STOCK. The Parent has duly authorized the issuance and sale of up to 414,079 shares of its Class E Common Stock, par value $.01 per share (such shares being purchased by the Purchaser specified in SCHEDULE I hereto on the Closing Date collectively being referred to herein, including any shares of capital stock into which such shares are converted, as the "CLASS E COMMON STOCK"), which when issued will have the rights, preferences and restrictions set forth herein and in the Certificate of Incorporation referred to in Section 4.9 hereof. Such issuance and sale shall be made pursuant to the terms and conditions of this Securities Purchase Agreement, and a certificate or certificates representing such shares of Class E Common Stock shall be delivered on the Closing Date and shall be substantially in the form annexed hereto as EXHIBIT D.

     SECTION 1.2   PURCHASE AND SALE OF SECURITIES.

          (a) The Company agrees to sell to you, and upon and subject to the terms and conditions hereof and in reliance upon the representations and warranties of the Company contained herein, you agree to purchase from the Company, Mortgage Notes in the aggregate principal amount, if any, specified opposite your name in SCHEDULE I hereto, at a purchase price equal to the principal amount thereof (such aggregate purchase price being referred to herein as the "NOTE PURCHASE PRICE"). The Parent agrees to sell to you, and upon and subject to the terms and conditions hereof and in reliance upon the representations and warranties of the Parent contained herein, you agree to purchase from the Parent (i) the number of shares of Senior Preferred Stock, if any, specified opposite your name in SCHEDULE I hereto, at a purchase price equal to $100.00 per share of Senior Preferred Stock, for an aggregate purchase price equal to $7,929,605 (such aggregate purchase price being referred to herein as the "SENIOR PREFERRED STOCK PURCHASE PRICE")); and (ii) shares of Class E Common Stock specified opposite your name in SCHEDULE I hereto, for an aggregate purchase price equal to $2,070,395 (such aggregate purchase price being referred to herein as the "COMMON STOCK PURCHASE PRICE"; and, together with the Note Purchase Price and the Senior Preferred Stock Purchase Price, the "PURCHASE PRICE"). The Mortgage Notes, Senior Preferred Stock and Class E Common Stock (collectively, the "SECURITIES") are to be sold and delivered together at a closing to be held on April 27, 1995 at 10:00 A.M., Eastern time, or such other date and time as shall be agreed upon by you, the Company and the Parent, and in any event not later than 10:00 A.M. Eastern time (such date and time being hereinafter called the "CLOSING DATE"), at the offices of Anderson Kill Olick & Oshinsky, P.C., 1251 Avenue of the Americas, New York, New York 10020.

          (b) On the Closing Date, the Company will deliver to the Purchaser one or more duly executed Mortgage Notes dated the Closing Date, registered in its name or the name of its nominee and in the principal amount or amounts specified opposite its name in SCHEDULE I hereto. On the Closing Date, the Parent will deliver (i) to the Purchaser one or more duly executed certificates for Senior Preferred Stock dated the Closing Date, registered in its name or the name of its nominee, representing the number of shares of Senior Preferred

Stock specified opposite its name in SCHEDULE I hereto with appropriate stock transfer legends thereon; and (ii) to the Purchaser a duly executed stock certificate dated the Closing Date, registered in its name or the name of its nominee and representing the number of shares of Class E Common Stock specified opposite its name in SCHEDULE I hereto with appropriate stock transfer legends thereon. The delivery of such Securities to you shall be made against payment by wire transfer by you of immediately available funds to the account of the Company in an amount equal to the Note Purchase Price to be paid in respect of the Mortgage Notes and to the account of the Parent in an amount equal to the Senior Preferred Stock Purchase Price and Common Stock Purchase Price to be paid in respect of the shares of Senior Preferred Stock and Class E Common Stock to be purchased by you on the Closing Date.

          (c) If at the closing the Company or the Parent shall fail to tender any of the Securities to you as provided above in this Section 1.2, or any of the conditions specified in Section 4 hereof shall not have been fulfilled to your satisfaction, at your election you shall be relieved of all obligations under this Securities Purchase Agreement, without thereby waiving any other rights you may have by reason of such failure or such nonfulfillment.

     SECTION 1.3 USE OF PROCEEDS. The net proceeds of the sale of the Mortgage Notes on the Closing Date shall be used by the Company (i) to repay Indebtedness aggregating approximately $31,012,310 payable to Sanwa Bank California, Bank of America Illinois (formerly known as Continental Bank, N.A.), and Napa Valley Bank, and (ii) to the extent of any balance thereof, for general corporate purposes. The net proceeds of the sale of the Senior Preferred Stock and the Class E Common Stock on the Closing Date shall be used by the Parent to (i) to purchase outstanding capital stock of the Company and (ii) to the extent of any balance thereof, for general corporate purposes.

     SECTION 1.4 DEFINITIONS, ETC. Certain terms used in this Securities Purchase Agreement are defined in Section 16.1 hereof; references to a "SCHEDULE" or "EXHIBIT" are, unless otherwise specified, to the Schedules and Exhibits attached to this Securities Purchase Agreement; and "HEREOF", "HEREIN", "HEREUNDER" and other words of similar import shall be construed to refer to this Securities Purchase Agreement as a whole and not to any particular Section or other subdivision. All of the Schedules and Exhibits attached to this Securities Purchase Agreement are hereby incorporated by reference herein in their entirety.

                 SECTION 2.  GENERAL REPRESENTATIONS AND WARRANTIES.

     Each of the Parent and the Company hereby represents and warrants to you, as of the Closing Date, as follows:

     SECTION 2.1   CAPITAL STOCK; SUBSIDIARIES.

          (a) After giving effect to the filing of the Certificate of Incorporation and Certificate of Designations on or prior to the Closing Date, and the issuance of the Securities on the Closing Date, the authorized and outstanding capital stock of the Parent consists of: 1,000,000 shares of Class A Common Stock, which is vested with 100% of the voting rights in the Parent, of which 650,000 shares are issued and outstanding; 2,000,000 shares of nonvoting Class B Common Stock, of which 1,300,000 shares are issued and outstanding; 3,500,000 shares of Class D Common Stock, of which no shares are issued and outstanding; 1,000,000 shares of nonvoting Class E Common Stock, of which 414,079 shares are issued and outstanding; 200,000 shares of Senior Preferred Stock, of which 100,000 shares are issued and outstanding; and 750,000 shares of Junior Preferred Stock (the "JUNIOR PREFERRED STOCK"), of which 523,980 shares are issued and outstanding. All such outstanding shares have been duly authorized, validly issued and are fully paid, nonassessable and, except as specified in the Stockholder Agreement, free of preemptive rights. No shares of stock are held in the treasury of the Company. Listed on Item 2.1 of
SCHEDULE II hereto are all of the Subsidiaries of the Company.

          (b)    The authorized capital stock of the Company consists of:
500,000,000 shares of Common Stock, which is vested with all the voting rights in the Company, of which 228,686,534 shares are issued and outstanding and owned by the Parent and 28,889 shares are issued and outstanding and owned by the Persons specified in Item 2.1(b) of Schedule II; and 300,000,000 shares of preferred stock, of which no shares are outstanding. All such outstanding shares of Common Stock have been duly authorized, validly issued and are fully paid, nonassessable and free of preemptive rights. No shares of Common Stock are held in the treasury of the Parent.

          (c) All issued and outstanding securities (as defined in the Securities Act) of each of the Company and the Parent have been offered, issued, sold and delivered in compliance with, or pursuant to exemptions from, all applicable federal and state laws, and the rules and regulations of federal and state regulatory bodies governing the offering, issuance, sale and delivery of securities. Neither the Company nor the Parent is required to file on the date hereof nor has it filed prior to the date hereof, pursuant to Section 12 of the Exchange Act, a registration statement relating to any class of debt or equity securities.

          (d) Except as set forth in the Agreements, there are no subscriptions, options, warrants or calls relating to the issuance by the Company or the Parent of any shares of its capital stock, including any right of conversion or exchange under any outstanding security or other instrument.
There are no voting trusts or other agreements or understandings with respect to the voting of the capital stock of the Company or the Parent. Except as contemplated herein and in the Agreements, neither the Company nor the Parent is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or any security convertible into or exchangeable for any of its capital stock.

     SECTION 2.2 ORGANIZATION AND AUTHORITY. Each of the Company, the Parent and the Subsidiaries:

          (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

          (b)    has all requisite power and authority (corporate and other)
(i) to own and operate its properties, (ii) to conduct its business as currently conducted and as currently proposed to be conducted, (iii) in the case of the Company, to offer, issue, sell and deliver the Mortgage Notes, (iv) in the case of the Parent, to offer, issue, sell and deliver the Senior Preferred Stock, the Exchange Notes, and the Class E Common Stock, (v) to enter into, as applicable, this Securities Purchase Agreement, the Deeds of Trust, the Security Agreement, the Environmental Indemnity Agreement, the Parent Guaranty, the Intercreditor Agreement, the Stockholder Agreement and the Registration Rights Agreement (collectively, the AGREEMENTS") and (vi) to perform its respective obligations under such Agreements, the Mortgage Notes and the Certificate of Incorporation; and

          (c) has made all filings and holds all franchises, licenses, permits and registrations which are required under the laws of each jurisdiction in which the properties owned (or held under lease) by it or the nature of its activities makes such filings, franchises, licenses, permits or registrations necessary, except for filings, franchises, licenses, permits or registrations which individually or in the aggregate are not material to the Company or the Parent or as specified in Item 2.2 of Schedule II.

     SECTION 2.3 CORPORATE PROCEEDINGS. Each of the Company and the Parent has taken all corporate action necessary to be taken by it to authorize the execution and delivery of the Agreements, the offer, issuance, sale and delivery of the Securities and the performance of all obligations to be performed by it hereunder and thereunder.

     SECTION 2.4 VALIDITY OF AGREEMENTS AND SECURITIES. This Securities Purchase Agreement has been duly executed and delivered by each of the Company and the Parent and constitutes the legal, valid and binding obligation of each of the Company and the Parent, enforceable against each of the Company and the Parent in accordance with its terms, except as limited by applicable bankruptcy, insolvency, fraudulent conveyance and similar laws regarding debtor/creditor relationships and the effect of general principles of equity. The other Agreements, when executed and delivered by the Company and/or the Parent, as applicable, will each constitute the legal, valid and binding obligation of the Company and/or the Parent, as applicable, enforceable against the Company and/or the Parent, as applicable, in accordance with its terms, except as limited by applicable bankruptcy, insolvency, fraudulent conveyance and similar laws regarding debtor/creditor relationships and the effect of general principles of equity. Upon receipt by the Company of payment for the Mortgage Notes, the Mortgage Notes will have been duly issued by the Company, will be entitled to the benefits and security of the Security Agreement and the Deeds of Trust and will each constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by applicable bankruptcy, insolvency, fraudulent conveyance and similar laws regarding debtor/creditor relationships and the effect of general principles of equity. Upon receipt by the Parent of payment for the Senior Preferred Stock and issuance of the Senior Preferred Stock as herein provided, the Senior Preferred Stock will be duly issued, fully paid and nonassessable and free from preemptive rights in favor of the holders of other shares of capital stock of the Parent. Upon receipt by the Parent of payment for the Class E Common Stock and issuance of the Class E Common Stock as herein provided, the Class E Common Stock will be duly issued, fully paid and nonassessable and free from preemptive rights in favor of the holders of other shares of capital stock of the Parent, except as specified in the Stockholder Agreement. Upon receipt by the Parent of the Senior Preferred Stock in exchange for the Exchange Notes pursuant to
Section 10.4 hereof and upon the issuance and delivery of such Exchange Notes, such Exchange Notes will be duly issued by the Parent and will constitute legal, valid and binding obligations of the Parent, enforceable against the Parent in accordance with their terms, except as limited by applicable bankruptcy, insolvency, fraudulent conveyance and similar laws regarding debtor/creditor relationships and the effect of general principles of equity.

     SECTION 2.5 NO EVENT OF DEFAULT. No event has occurred and is continuing, and no condition exists, that, if the Mortgage Notes, Senior Preferred Stock or Class E Common Stock had been issued and were outstanding on the date hereof, would constitute a Default or an Event of Default.

     SECTION 2.6 CONSENT, ETC. Except as specified in Item 2.6 of SCHEDULE II, no prior consent, approval or authorization of, registration, qualification, designation, declaration or filing with, or notice to any federal, state or local governmental or public authority or agency including, without limitation, any filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, is or was required for (a) the valid execution, delivery or performance of the Agreements by the Company or the Parent, (b) the perfection or maintenance of the Liens intended to be created by the Security Documents (including the first priority nature thereof), (c) the valid offer, execution, issuance, sale or delivery of the Securities or the performance of the Securities by the Company or the Parent or (d) the consummation of the Acquisition. Except as specified in Item 2.6 of SCHEDULE II, each of the Company and the Parent has obtained all consents, approvals or authorizations of, made all declarations or filings with, and given all notices to, all applicable federal, state or local governmental or public authorities or agencies which are necessary for the continued conduct by each of the Company and the Parent of its businesses as now conducted or as proposed to be conducted and which the failure to so obtain, make or give could have a Material Adverse Effect.

     SECTION 2.7 BUSINESS.

          (a) Neither the Company, the Parent nor any of the Subsidiaries presently contemplates conducting a business other than the business presently conducted by it.

          (b) The address of the principal place of business and chief executive office of each of the Company and the Parent is the same as the address for notices to the Company and the Parent provided in Section 17.1 hereof.

          (c) The Confidential Private Placement Memorandum dated December, 1994 (the "OFFERING MEMORANDUM"), furnished by Smith McDonnell Stone & Co., Inc. contains materially accurate descriptions of the general nature of the business of the Company as presently conducted and proposed to be conducted. Except as set forth in Item 2.7(c) of SCHEDULE II, neither the Parent nor the Company is presently engaged in any line of business not so disclosed and does not own or lease any significant properties not so disclosed.

     SECTION 2.8    FINANCIAL STATEMENTS.

          (a) The Company has heretofore furnished to you complete and accurate copies of: (i) audited consolidated financial statements of the Company for the Fiscal Years ended June 30, 1990, June 30, 1991, June 30, 1992, June 30, 1993 and June 30, 1994, including audited consolidated balance sheets of the Company as of the end of each such Fiscal Year and statements of income, changes in stockholders' equity and cash flows of the Company for each such Fiscal Year, together with the opinion thereon of (A) Deloitte & Touche, independent certified public accountants, as to the fiscal years ended June 30, 1994, and (B) Arthur Andersen & Co., independent certified public accountants as to the fiscal years ended June 30, 1992 and June 30, 1993; and (ii) unaudited financial statements of the Company for the six-month period ended December 31, 1994, including unaudited balance sheets as of the end of such period and a statement of income and retained earnings for such period (the financial statements referred to in clauses (i) and (ii) of this Section 2.8 being collectively referred to as the "FINANCIAL STATEMENTS"). The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the respective periods, except as therein noted. The Financial Statements are complete and present fairly the financial position of the Company as of such dates and the results of their operations and changes in their financial position or cash flows, as the case may be, for such periods in all material respects. The Company does not have any material obligation or liability, individually or in the aggregate, of the nature required to be disclosed on a balance sheet prepared in accordance with generally accepted accounting principles that is not disclosed by the Financial Statements referred to above.

          (b) The Company and its Subsidiaries have furnished to you copies of certain forward-looking financial information for the Company contained in the Offering Memorandum, consisting of information under the Caption "VI. Financial Projections" (collectively, the "PROJECTIONS"). The Projections have been prepared on the basis of reasonable assumptions made in good faith by the Company, and as of the date on which such assumptions were made, no relevant facts known to the Company existed that were not taken into account in the making of such assumptions and that reasonably could be expected to have a material effect thereon. There are no facts known to the Company which are inconsistent with the Projections or such assumptions in any material respect.

     SECTION 2.9 NO MATERIAL ADVERSE CHANGE. Since June 30, 1994, there has been no material adverse change in the business, earnings, properties or condition (financial or other) of the Company or the Parent, except for conditions generally known to the public, general economic and environmental conditions and local floods, storms and earthquakes.

     SECTION 2.10 LICENSES, REGISTRATIONS, ETC. Each of the Parent and the Company owns or possesses, and holds free from burdensome restrictions or known conflicts with the rights of others, all licenses, registrations, permits, copyrights, trademarks, service marks, trade names and patents, and all rights with respect to the foregoing, necessary for the conduct of its business as now conducted and as proposed to be conducted, and is in full compliance with the terms and conditions, if any, of all such licenses, registrations, franchises, permits, copyrights, trademarks, serviced marks, trade names, patents and all rights with respect to the foregoing and the terms and conditions of any agreements relating thereto, except for such restrictions, conflicts or noncompliance which, either individually or in the aggregate, do not have, and in the future will not have, a Material Adverse Effect. The Parent does not conduct any business other than owning the capital stock of the Company.

     SECTION 2.11   TITLE TO PROPERTIES; LEASES.

          (a) The Company has good and valid fee title to the Real Property Collateral described in Item 2.11(a) of SCHEDULE II, and the Company has good and valid title to the Personal Property Collateral. Except for Permitted Liens, there are no Liens on any of the Mortgaged Property.

          (b) Item 2.11(b) of SCHEDULE II hereto accurately lists (i) each financing statement other security agreement or instrument which has been filed, recorded or registered pursuant to any United States or federal, state or local law or regulation that names the Company or the Parent as debtor or lessee or as the grantor or the transferor of the interest created thereby currently in force, and (ii) as to each such financing statement agreement or other instrument, the names of the debtor, lessee, grantor or transferor and the secured party, lessor, grantee or transferee and the name of the jurisdiction in which such financing statement, agreement or other instrument has been filed, recorded or registered. Except as specified in Item 2.11(b) of SCHEDULE II, the financing statements listed thereon do not cover any part of the Mortgaged Property.

     SECTION 2.12 COMPLIANCE WITH OTHER INSTRUMENTS, ETC. Each of the Company, the Parent and the Subsidiaries is not: (a) in violation of any term of its charter or by-laws; or (b) in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in, and is not otherwise in default under, (i) any evidence of Indebtedness for Money Borrowed, or any other evidence of Indebtedness or any instrument or agreement under or pursuant to which any evidence of Indebtedness for Money Borrowed or other evidence of Indebtedness has been issued; or (ii) any other instrument or agreement to which it is a party or by which it is bound or any of its properties is affected any which default would have a Material Adverse Effect.

     SECTION 2.13 NO CONFLICT, ETC. Neither the execution, delivery or performance of the Agreements by the Company and the Parent nor the offer, issuance, sale or delivery of the Securities by the Company and the Parent or the performance of the Securities by the Company or the Parent does or will:
(a) conflict with or violate the charter or by-laws of the Company or the Parent; (b) conflict with or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation of any Lien on any of the properties or assets of the Company or the Parent pursuant to the terms of, any evidence of Indebtedness, or any instrument or agreement under or pursuant to which any evidence of Indebtedness has been issued, or any other instrument or agreement to which the Company or the Parent is a party or by which it is bound in each case resulting in a Material Adverse Effect; or (c) require the consent of, or other action by, any stockholder, trustee or any creditor of, any lessor to or any investor in, the Company, the Parent or any other non-governmental Person, except as specified in Item 2.13 of
SCHEDULE II.

     SECTION 2.14   NO MATERIALLY ADVERSE CONTRACTS, ETC.

          (a) Each of the Company and the Parent is not a party to or bound by (nor are any of its properties affected by) any contract or agreement, or subject to any order, writ, injunction or decree or other action of any court or any governmental department, commission, bureau, board or other administrative agency or official, or any charter or other corporate or contractual restriction, which has a Material Adverse Effect.

          (b) Neither the Company nor the Parent is a party to any contract or agreement with any Affiliate the terms of which are not commercially reasonable or are less favorable to it than it would obtain in a comparable arm's length transaction with a person other than an Affiliate.

     SECTION 2.15 COMPLIANCE WITH LAW, ETC. Each of the Company and the Parent is in full compliance in all material respects with all laws and ordinances and all governmental rules and regulations to which it is subject. Neither the execution, delivery or performance of this Securities Purchase Agreement by the Company and the Parent, the offer, issuance, sale or delivery of the Securities by the Company and the Parent nor the performance of the Securities, does or will cause the Company or the Parent to be in violation of any statute, law or ordinance or any judgment, decree, writ, injunction, order, award or other action of any court or governmental authority or arbitrator or any order, rule or regulation, of any federal, state, county, municipal or other governmental or public authority or agency. The Company uses and operates the Mortgaged Property for lawful purposes in full compliance in all material respects with all laws and ordinances and all governmental rules and regulations to which it is subject.

     SECTION 2.16   COMPLIANCE WITH ERISA; MULTIEMPLOYER PLANS.

          (a) Neither (i) the execution and delivery of this Securities Purchase Agreement by the Company and the Parent, (ii) the offer, issuance, sale and delivery of the Securities by the Company and the Parent, (iii) the acquisition of the Securities by you, (iv) the application by the Company and the Parent of the proceeds of the sale of the Securities nor (v) the consummation of any of the other transactions contemplated by this Securities Purchase Agreement constitutes or will constitute a "prohibited transaction" (within the meaning of Section 4975 of the Code or Section 406 of ERISA). The representation by the Company and the Parent in the preceding sentence is made in reliance upon and subject to the accuracy of the representations made by you in Section 3.2 hereof. The Company has delivered to you a complete and correct list of all "employee benefit plans" (within the meaning of Section 3(3) of ERISA) with respect to which the Company or any ERISA Affiliate of the Company is a "party in interest" (within the meaning of Section 3(14) of ERISA) or with respect to which its securities are "employer securities" (within the meaning of Section 407(d)(1) of ERISA).

          (b) Each Plan is in compliance in all respects with applicable provisions of ERISA, the Code and applicable foreign law. The Company and each ERISA Affiliate has made all contributions to the Plans required to be made by it.

          (c) Except for liabilities to make contributions and to pay PBGC premiums and administrative costs, neither the Company nor any ERISA Affiliate of the Company has incurred any material liability to or on account of any Plan or Pension Plan under applicable provisions of ERISA, the Code or applicable foreign law, and no condition exists which presents a material risk to the Company or any ERISA Affiliate of the Company of incurring any such liability. No Pension Plan has an "accumulated funding deficiency" (within the meaning of Section 412 of the Code), whether or not waived. None of the Company, any ERISA Affiliate of the Company, the PBGC or any other Person has instituted any proceedings or taken any other action to terminate any Pension Plan.

          (d) The actuarial present value of all accrued benefit liabilities under each Pension Plan (based on the assumptions used in the funding of such Pension Plan, which assumptions are reasonable, and determined as of the last day of the most recent plan year of such Pension Plan for which an annual report has been filed with the Internal Revenue Service did not exceed the current fair market value of the assets of such Pension Plan as of such last day.

          (e) Except as specified in Item 2.16(e) of SCHEDULE II, (i) none of the Plans is a Multiemployer Plan, and neither the Company nor any ERISA Affiliate of the Company has contributed or been obligated to contribute to any Multiemployer Plan at any time within the preceding six years and (ii) neither the Company nor any ERISA Affiliate of the Company maintains or has any obligation to maintain any plan, program or other arrangement for the provision of post-employment group health or other welfare benefits for its retired or former employees except to the extent required under Section 601 ET SEQ. of ERISA or Section 4980B of the Code.

     SECTION 2.17 PENDING LITIGATION, ETC. There is no action at law, suit in equity or other proceeding or investigation (whether or not purportedly on behalf of the Company or the Parent) in any court or by or before any other governmental or public authority or agency, or any arbitrator or arbitration panel pending or, to the best knowledge of the Company and the Parent, threatened against or affecting the Company, the Parent, or any of their properties that, either individually or in the aggregate, (a) could reasonably be expected to have a Material Adverse Effect or (b) could reasonably be expected to question the validity or enforceability of this Securities Purchase Agreement, the other Agreements or the Securities. Neither the Company nor the Parent is in default with respect to any order, writ, injunction, judgment or decree of any court or other governmental or public authority or agency or arbitrator or arbitration panel.

     SECTION 2.18 TAXES. All federal, state and other tax returns of the Company required by law to be filed have been duly filed or a valid extension for such filing has been obtained, and all federal, state and other taxes, assessments, fees and other governmental charges upon the Company or upon any of its properties, income or assets that are due and payable have been paid, except where they are being protested or contested in good faith by appropriate proceedings except for eight months of withholding and other employment-related taxes for Mark Rasmussen, which taxes will be paid by May 1, 1995. No extensions of the time for the assessment of deficiencies have been granted by the Company. The Company does not know of any proposed, asserted or assessed tax deficiency against the Company except for an investigation by Fresno and Madera Counties regarding the allocation of the Company's ad valorem taxes between the two counties. The Company is not a party to or bound by or obligated under any tax sharing or similar agreement. There are no Liens on any properties or assets of the Company imposed or arising as a result of the delinquent payment or the non-payment of any tax, assessment, fee or other governmental charge other than Permitted Liens. Federal and state income tax returns for the Company have been audited by the Internal Revenue Service or the appropriate state authorities, respectively, or the applicable statutes of limitation with respect to such obligations have expired through the Fiscal Year ended June 30, 1991 and all prior Fiscal Years. Except as specified in Item 2.18 of SCHEDULE II, the Company (a) has not assumed and is not liable for any federal, state or other income tax liability of any other Person, including any predecessor corporation, as a result of any purchase of assets or other business acquisition transaction and (b) has not indemnified any other Person or otherwise agreed to pay on behalf of any other Person tax liability growing out of or which may be asserted on the basis of any tax treatment adopted with respect to all or any aspect of such a business acquisition transaction. The charges, accruals and reserves, if any, on the books of the Company in respect of federal, state and local corporate franchise and income taxes for all fiscal periods to date are adequate in accordance with generally accepted accounting principles, and the Company does not know of any additional unpaid assessments for such periods or of any basis therefor. There are no applicable taxes, fees or other governmental charges payable by the Parent or the Company in connection with the execution and delivery of this Securities Purchase Agreement or the offer, issuance, sale and delivery of the Securities.

     SECTION 2.19   HOLDING COMPANY ACT; INVESTMENT COMPANY ACT.

          (a) Neither the Company nor the Parent is, and the ownership of its properties by each of the Company and the Parent does not cause it to be,
(i) a "public utility company" or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended or (ii) a "public utility" within the meaning of the Federal Power Act, as amended.

          (b) Neither the Company nor the Parent is an "investment company" or an "affiliated person" of an "investment company" or a company "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended, that is subject to registration and regulation under such act. Neither the Company nor the Parent is an "investment adviser" or an "affiliated person" of an "investment adviser" as such terms are defined in the Investment Advisers Act of 1940, as amended.

     SECTION 2.20 NO MARGIN REGULATION VIOLATION. None of the transactions contemplated by this Securities Purchase Agreement (including, without limitation, the direct or indirect use of the proceeds from the sale of the Securities) will violate or result in a violation of Section 7 of the Exchange Act or any regulations issued pursuant thereto, including, without limitation, Regulation G (12 C.F.R., Part 207), as amended, Regulation T (12 C.F.R., Part
220), as amended, Regulation U (12 C.F.R., Part 221), as amended and Regulation X (12 C.F.R., Part

224), as amended, of the Board of Governors of the Federal Reserve System, or will require you to obtain a statement in conformity with the requirements of Federal Reserve Form FR G-3 or to register on Federal Reserve Form FR G-1 under such regulations. The proceeds from the sale of the Securities by the Company and the Parent will not be used to purchase or carry any "margin securities" within the meaning of such Regulation G.

     SECTION 2.21 COMPLIANCE WITH ENVIRONMENTAL LAWS. Each of the Company and the Parent is, and will continue to be in full compliance in all material respects with all applicable Environmental Laws, regulations and ordinances governing its business, products, properties or assets with respect to all Hazardous Materials, as more fully set forth in the Deeds of Trust. In addition, the Company shall indemnify you against environmental costs and claims pursuant to an Environmental Indemnity Agreement substantially in the form annexed hereto as EXHIBIT J (the "ENVIRONMENTAL INDEMNITY AGREEMENT").

     SECTION 2.22 LABOR RELATIONS. Neither the Parent nor the Company is engaged in any unfair labor practice which could have a Material Adverse Effect. There is (a) no unfair labor practice complaint pending or, to the best knowledge of the Company and the Parent, threatened against the Company or the Parent before the National Labor Relations Board or any court or labor board, and no grievance or arbitration proceedings arising out of or under collective bargaining agreements is so pending or, to the best knowledge of the Company and the Parent, threatened, except as specified in Item 22 of SCHEDULE II; (b) no strike, labor dispute, slowdown or stoppage pending or, to the best knowledge of the Company and the Parent, threatened against the Company or the Parent; and
(c) to the best of the Company's and the Parent's knowledge, no union representation question existing with respect to the employees of the Company and no union organizing activities are taking place with respect to any thereof. Except as specified in Item 2.22 of SCHEDULE II, the Company is not a party to any collective bargaining agreement.

     SECTION 2.23 INSURANCE. Each of the Company and the Parent has obtained insurance, with respect to its properties and businesses, with financially sound insurers of nationally recognized stature and responsibility, of such a nature, with such terms and in such amounts as a reasonably prudent person would maintain with respect to similar properties and a similar business and which otherwise satisfies the requirements of Section 12.16 hereof.

     SECTION 2.24 OFFEREES. Neither the Company, the Parent nor any other Person authorized by the Company or the Parent to act as an agent, broker, dealer or otherwise in connection with the offering or sale of the Securities has, either directly or through any agent, offered any of the Securities or any similar securities for sale to, or solicited any offers to buy any thereof from, or otherwise approached or negotiated in respect thereof with, any Person or Persons other than you and not more than 24 other Institutional Investors. Each of the Company and the Parent agrees that neither it, nor any agent on behalf of it, will sell or offer any of the Securities or any similar securities to, or solicit offers to buy any thereof from, or otherwise approach or negotiate in respect thereof with, any other Person or Persons whomsoever, or take any other action, so as to bring the issuance and sale of any of the Securities within the provisions of Section 5 of the Securities Act or the provisions of any state securities law requiring registration of securities, notification of the issuance and sale thereof or confirmation of the availability of any exemption from registration thereof.

     SECTION 2.25 REPRESENTATIONS AND WARRANTIES IN STOCK PURCHASE AGREEMENT AND RELATED DOCUMENTS. The representations with respect to the Company and the Parent contained in the Agreements, the Stock Purchase Agreement dated as of April 27, 1995, by and among the Parent, the Company, the shareholders at that time of the Company (the "STOCK PURCHASE AGREEMENT") and in any document, certificate or instrument delivered pursuant thereto, are true and correct in all material respects and you shall be entitled to rely on such representations as if they were made to you in this Securities Purchase Agreement as of the Closing Date.

     SECTION 2.26   OTHER NAMES.  Except as set forth in Item 2.26 of
SCHEDULE II hereto, the businesses conducted by the Company or the Parent prior to the date hereof have not been conducted under any corporate, trade or fictitious name.

     SECTION 2.27   INVESTMENTS.  Except as set forth in Item 2.27 of
SCHEDULE II hereto, each of the Company and the Parent has no Investment in any Person and is not engaged in any joint venture or partnership with any other Person.

     SECTION 2.28   FLOOD HAZARD AREA.  Except as specified in Item 2.28 of
SCHEDULE II no portion of the Mortgaged Property lies within a designated flood plain or flood hazard area.

     SECTION 2.29 BROKER'S OR FINDER'S COMMISSIONS. Except for the fees specified in Item 2.29 of SCHEDULE II, no broker's or finder's placement fee or commission will be payable by the Company or the Parent with respect to the issuance, sale and delivery of the Securities or any of the transactions contemplated hereby. The Agent acted solely as agent for the Company and not as agent for you and the Company has not engaged any other person in connection with the issuance, sale or delivery of the Securities other than as described in
Item 2.29 of SCHEDULE II.

     SECTION 2.30 SOLVENCY. Each of the Parent, Company and the Subsidiaries is and, immediately after giving effect to the issue and sale of the Securities and the consummation of the other transactions contemplated by this Securities Purchase Agreement, will be, Solvent.

          For purposes of this Section 2.30, the term "SOLVENT" shall mean, with respect to any Person, that:

          (a) the assets of such Person, at a fair valuation, exceed the total liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) of such Person;

          (b) based on current projections, which are based on underlying assumptions which provide a reasonable basis for the projections and which reflect such Person's judgment based on present circumstances of the most likely set of conditions and such Person's most likely course of action for the period projected, such Person believes it will have sufficient cash flow to enable it to pay its debts as they mature; and

          (c) such Person does not have an unreasonably small capital with which to engage in its anticipated business.

          For purposes of this Section 2.30, the "FAIR VALUATION" of the assets of any Person shall be determined on the basis of the amount which may be realized within a reasonable time, either through collection or sale of such assets at the regular market value, conceiving the latter as the amount which could be obtained for the property in question within such period by a capable and diligent businessman from an interested buyer who is willing to purchase under ordinary selling conditions.

     SECTION 2.31 FULL DISCLOSURE. Neither this Securities Purchase Agreement, the Stock Purchase Agreement, the Offering Memorandum (as updated by this Securities Purchase Agreement, including all Exhibits and Schedules hereto and any other agreements or documents delivered to you by or on behalf of the Company or the Parent on the Closing Date) or any report or financial statement referred to in Section 2.8 hereof, nor any certificate, report or other written statement delivered to you by or on behalf of the Company, the Parent or any of the Subsidiaries in connection with the negotiation of this Securities Purchase Agreement or the transactions contemplated hereby or the sale of the Securities, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which such statements were made. There is no fact known to the Company or the Parent (other than general economic, environmental, horticultural and weather conditions known to the public generally) that has not been disclosed to you in writing that (a) could reasonably be expected to have a Material Adverse Effect or (b) adversely affects in any material respect or could reasonably be expected to adversely affect in any material respect the ability of the Company or the Parent to perform its obligations under this Securities Purchase Agreement, the other Agreements, the Mortgage Notes, the Senior Preferred Stock, the Class E Common Stock and, when issued, the Exchange Notes.


                    SECTION 3.  REPRESENTATIONS OF THE PURCHASER.

     SECTION 3.1 INVESTMENT INTENT, ETC. This Securities Purchase Agreement is made with you in reliance upon your representation to the Company and the Parent, which by your acceptance hereof you confirm, that you are purchasing the Securities for your own account for investment and not with a view to or for sale in connection with any distribution thereof; PROVIDED that the disposition of your property shall be at all times within your own control, and that your right to sell or otherwise dispose of all or any part of the Securities and the Exchange Notes purchased or acquired by you pursuant to an effective registration statement under the Securities Act or under an exemption from such registration available under the Securities Act (including but not limited to the exemption provided by Rule 144A of the SEC thereunder) and in accordance with any applicable state securities law shall not be prejudiced.

     SECTION 3.2    ERISA REPRESENTATIONS.   You represent and warrant that,
with respect to each source of funds to be used by it to purchase the Securities (respectively, the "Source"), at least one of the following statements is accurate as of the Closing Date:

          (a) The Source consists of assets of an "insurance company general account" (within the meaning of the proposed prohibited transaction class exemption published by the Department of Labor in the Federal Register on August 22, 1994 (59 FR 43134, August 22, 1994)); and you have identified in writing to the Company each "plan" or group of related "plans" with respect to which the reserves held for all contracts held by or on behalf of such "plans" exceed 10% of the total liabilities of such account;

          (b) The Source is a "governmental plan" (within the meaning of Section 3(32) of ERISA);

          (c) The Source is either (i) an "insurance company pooled separate account" (within the meaning of Prohibited Transaction Class Exemption ("PTCE") 90-1 (issued January 20, 1990)) or (ii) a "bank collective investment fund" (within the meaning of PTCE 91-38 (issued July 12, 1991)); and you have identified in writing to the Company each "plan" or group of related "plans" that comprises 10% of the assets of such account or fund;

          (d) The Source is an "investment fund" managed by a "qualified professional asset manager" or "QPAM" (as defined in Part V of PTCE 84-14) and no other party to the transactions described in this Securities Purchase Agreement and no "affiliate" of such other party (as defined in Section V(c) of PTCE 84-14) has at this time, and has not exercised at any time during the immediately preceding year, the authority to appoint or terminate said QPAM as manager of the assets of any "plan" identified in writing pursuant to this paragraph (d) or to negotiate the terms of said QPAM's management agreement on behalf of any such identified "plans"; or

          (e) The Source is one or more "plans," or a separate account or trust fund comprised of one or more "plans," each of which has been identified in writing pursuant to this paragraph (e).

          As used in this Section 3.2, "plan" or "plans" shall mean one or more "employee benefit plans" (within the meaning of Section 3(3) of ERISA).


             SECTION 4.  CONDITIONS OF OBLIGATION TO PURCHASE SECURITIES.

          Your obligation to purchase and pay for the Securities to be purchased by you hereunder on the Closing Date shall be subject to the satisfaction, prior to or concurrently with such purchase and payment, of the following conditions:

     SECTION 4.1 OPINION OF SPECIAL COUNSEL. You shall have received from Orrick, Herrington & Sutcliffe, your special counsel, such assurances as you may reasonably request with respect to the Securities to be purchased by you hereunder and the transactions contemplated hereby.

     SECTION 4.2 OPINIONS OF SPECIAL COUNSEL FOR THE COMPANY AND THE PARENT. You shall have received (a) from Anderson Kill Olick & Oshinsky, P.C., special counsel for the Company and the Parent, an opinion, dated the Closing Date, in form and substance reasonably satisfactory to you and your special counsel, to the effect set forth in SCHEDULE III-A hereto, (b) from Steinhart & Falconer, special California counsel to the Company and the Parent, an opinion, dated the Closing Date, in form and substance reasonably satisfactory to you and your special counsel, to the effect set forth in SCHEDULE III-B hereto, (c) from Buchman & O'Brien, an opinion, dated the Closing Date, in form and substance reasonably satisfactory to you and your special counsel, to the effect set forth in SCHEDULE III-C hereto, (d) from Farella, Braun & Martel, an opinion, dated the Closing Date, in form and substance reasonably satisfactory to you and your special counsel, to the effect set forth in SCHEDULE III-D hereto, (e) from Stults & Balber, an opinion, dated the Closing Date, in form and substance reasonably satisfactory to you and your special counsel, to the effect set forth in SCHEDULE III-E hereto, and (f) from Howard, Rice, Nemerovski, Canady, Falk & Rabkin, an opinion, dated the Closing Date, in form and substance reasonably satisfactory to you and your special counsel, to the effect set forth in SCHEDULE III-F hereto. Each of the Company and the Parent hereby instructs such counsel to prepare and deliver such opinion to you pursuant to this Section 4.2 its opinion referred to above.

     SECTION 4.3 PERFORMANCE OF OBLIGATIONS. Each of the Company and the Parent shall have performed all of its obligations to be performed hereunder prior to or on the Closing Date, and you shall have received an Officer's Certificate of the Company and the Parent, dated the Closing Date, to such effect.

     SECTION 4.4 REPRESENTATIONS TRUE; NO EVENT OF DEFAULT. The representations and warranties of the Company and the Parent contained herein shall be true on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date, except for changes contemplated by the terms hereof occurring in the ordinary course of business between the date hereof and the Closing Date. There shall exist on the Closing Date no Event of Default or Default, assuming for this purpose that the Securities had been outstanding at all times from and after the date hereof. You shall have received an Officer's Certificate of the Company and the Parent, dated the Closing Date, to the effect of each of the foregoing sentences.

     SECTION 4.5    CERTIFICATE OF COMPANY AND THE PARENT.

          (a) You shall have received a certificate from the Company, dated the Closing Date and in form and substance satisfactory to you, certifying
(i) that attached thereto are true, correct and complete copies of (A) its Articles of Incorporation, by-laws and any amendments thereto and (B) the resolutions of its Board authorizing the execution and delivery of the Agreements and the Mortgage Notes, and (ii) the incumbency, specimen signatures and corporate authority of those officers executing such agreements and instruments and other instruments contemplated therein.

          (b) You shall have received a certificate of the Parent, dated the Closing Date and in form and substance satisfactory to you, certifying (i) that attached thereto are true, correct and complete copies of (A) its Certificate of Incorporation, by-laws and any amendments thereto and (B) the resolutions of its Board authorizing the execution and delivery of the Agreements, the Senior Preferred Stock and the Class E Common Stock and (ii) the incumbency, specimen signatures and corporate authority of those officers executing such agreements and instruments and other instruments contemplated therein.

     SECTION 4.6 PRIVATE PLACEMENT NUMBER. The CUSIP Service Bureau of Standard & Poor's Ratings Group shall have assigned private placement numbers to the Senior Preferred Stock, the Class E Common Stock and the Exchange Notes and evidence thereof shall have been delivered to you and your special counsel.

     SECTION 4.7 FEES AND DISBURSEMENTS OF YOUR SPECIAL COUNSEL. Your special counsel shall have received payment of any invoice rendered for its reasonable fees and disbursements posted through the date of such invoice (with the understanding that a supplemental statement for fees and disbursements subsequently posted is to be rendered at a later date) in connection with its representation of you.

     SECTION 4.8 LEGALITY. The Mortgage Notes, the Senior Preferred Stock and the Class E Common Stock shall qualify as a legal investment for you under all applicable laws (without resort to any so-called "basket clause" of any such law) and your purchase thereof shall not cause you to be subject to any onerous or burdensome legal requirement or penalty.

     SECTION 4.9 CERTIFICATE OF DESIGNATIONS. A Certificate of Designations in the form set forth in EXHIBIT E annexed hereto (the "CERTIFICATE OF DESIGNATIONS") and a Certificate of Incorporation in the form set forth in Exhibit F (the "CERTIFICATE OF INCORPORATION") shall have been filed with the appropriate officials of the State of Delaware and shall have become effective and be in full force and effect without further amendment or modification thereto. You shall have received evidence reasonably satisfactory to you and your special counsel of such filing and effectiveness.

     SECTION 4.10 PARENT GUARANTY. The Parent shall have duly authorized, executed and delivered to you the Parent Guaranty in the form annexed hereto as EXHIBIT L.

     SECTION 4.11 STOCKHOLDER AGREEMENT. All parties thereto shall have executed and delivered the Stockholder Agreement in the form annexed hereto as EXHIBIT K.

     SECTION 4.12 DEEDS OF TRUST. Each Deed of the Trust relating to the Mortgaged Property shall have been shall have duly authorized, executed and delivered to you or a title company for recording in the form annexed hereto as EXHIBIT G.

     SECTION 4.13 ENVIRONMENTAL INDEMNITY AGREEMENT. The Company shall have duly authorized, executed and delivered to you the Environmental Indemnity Agreement in the form annexed hereto as EXHIBIT J.

     SECTION 4.14 SECURITY AGREEMENT. The Company shall have duly authorized, executed and delivered to you the Security Agreement in the form annexed hereto as EXHIBIT H.

     SECTION 4.15 REGISTRATION RIGHTS AGREEMENT. The Parent shall have duly authorized, executed and delivered to you the Registration Rights Agreement in the form annexed hereto as EXHIBIT I.

     SECTION 4.16 CONSENTS AND APPROVALS. Each of the Company and the Parent shall have delivered to the Purchaser an Officer's Certificate, dated the Closing Date, certifying that any necessary consents, waivers, approvals, authorizations, registrations, filings and notifications of the character referred to in Section 2.13 hereof have been obtained or made and are in full force and effect.

     SECTION 4.17 NO MATERIAL ADVERSE CHANGE. There shall have been no material adverse change in the financial condition, business, earnings, properties, or operations of the Company or in the condition of the Mortgaged Property since June 30, 1994, and you shall have received an Officer's Certificate of the Company and the Parent, dated the Closing Date and in form and substance satisfactory to you, to such effect.

     SECTION 4.18 SECURITIES. The Company shall have executed and delivered the Mortgage Notes in the authorized denomination or denominations and registered in the name of you or such nominee as shall be indicated on
SCHEDULE I hereto. The Parent shall have executed and delivered stock certificates representing the shares of Senior Preferred Stock and Class E Common Stock and registered in the name of you or such nominee as shall be indicated on SCHEDULE I hereto.

     SECTION 4.19   INDEBTEDNESS.  Except as otherwise disclosed on Item 4.19 of
SCHEDULE II hereto, (a) all Indebtedness for Money Borrowed of the Company listed on Item 4.19 of SCHEDULE II hereto shall be extinguished, (b) the holders thereof shall have agreed to effect the release of all Liens on the assets of the Company securing such Indebtedness for Money Borrowed, and (c) you shall have received on the evidence reasonably satisfactory to you and your special counsel that all such Indebtedness for Money Borrowed has been so extinguished and that the release of all such Liens has been agreed to.

     SECTION 4.20 SECURITY FILINGS. You shall have received evidence, in form and substance satisfactory to you and your special counsel, that the Financing Statements shall have been duly filed in respect of the security interests intended to be created by the Security Documents in all places listed in Item
4.20 of SCHEDULE II hereto and all other places specified by your special counsel as being necessary or advisable to perfect and protect such security interests, and all filing fees in respect thereof shall have been paid. As of the Closing Date, the Purchaser shall hold a valid perfected first priority security interest in that portion of the Mortgaged Property constituting personal property and fixtures, and valid first priority mortgage liens on all other Mortgaged Property, subject only to Permitted Liens.

     SECTION 4.21 NO LIENS ON MORTGAGED PROPERTY. You shall have received copies of lien waivers, releases, termination statements, reconveyances and other evidence satisfactory to you that all contractors, subcontractors, suppliers and materialmen involved in the construction of the Mortgaged Property have been paid, no Person has any right, interest or claim against the Mortgaged Property or any revenues or proceeds generated by the Mortgaged Property.

     SECTION 4.22 TITLE INSURANCE. With respect to each Deed of Trust, you shall have received a lender's Form 1970 A.L.T.A. extended coverage policy of title insurance with Form 1 coverage, together with CLTA Endorsement Forms 100.2 (ALTA Form 9), 103.7, 111.5, 116.1 (with respect to the Real Property Collateral at the processing facilities at Cutler, Fresno and Napa, California), 116 (with respect to all of the other Real Property Collateral), 116.7 and 123.2 (or 123.1 on vacant land) and such other endorsements as you and your special counsel may require (each such policy and endorsements being hereinafter referred to as "TITLE POLICY" and collectively, the "TITLE POLICIES"), in an aggregate amount not less than the amount of the proceeds of the sale of the Notes hereunder, and issued by Chicago Title Insurance Company in form and substance reasonably satisfactory to you and your special counsel, insuring that the Company is the owner of the portion of the Real Property Collateral covered by such Deed of Trust in fee simple, and that the Deed of Trust is a valid first lien on the portion of the Real Property Collateral covered by such Deed of Trust in favor of the Purchaser, free and clear of all liens, encumbrances and exceptions to title whatsoever, other than Permitted Encumbrances. With respect to each Deed of Trust, the applicable Title Policy shall effect full coverage against losses arising out of encroachments on boundary or setback lines, against losses from existing mechanics' or materialmen's liens and subsequent mechanics' and materialmen's liens which may gain priority over such Deed of Trust and such other losses with respect to which you and your special counsel may request coverage, and shall be issued without any creditors' rights exception, general survey exception, or general exception as to rights of parties in possession.
In connection with the Title Policies, you shall have received written commitments by reinsurers acceptable to you to enter with you into an American Land Title Association Facultative Reinsurance Agreement Form -- 1990, under which the Title Company shall retain primary loss risk and secondary loss risk in amounts acceptable to you, and the reinsurers shall retain secondary risk in amounts acceptable to you.

     SECTION 4.23 SURVEYS. With respect to the Real Property Collateral at the processing facilities at Cutler, Fresno and Napa California, you shall have received a land survey prepared in accordance with the "Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys", jointly established and adopted by ALTA and ACSM in 1992 and including items 1, 2, 3, 4, 6, 7A, 7B, 8, 9, 10, 11 and 13 of Table A thereof (collectively, the "SURVEYS"). The Surveys shall be dated as of a recent date and the certificate thereon shall be addressed to you and otherwise be in a form acceptable to you. The Surveys shall not disclose any encumbrances, liens, encroachments or other matters other than Permitted Liens.

     Section 4.24 COMPLIANCE WITH LAWS. The Mortgaged Property and its use shall be in full compliance in all material respects with all applicable zoning, building, environmental, subdivision and other laws, all applicable ordinances, governmental rules and regulations, all applicable directions, rules and regulations of the fire marshal, health officer, building inspector and other officers or any government or agency having jurisdiction, and all private restrictive covenants affecting the Mortgaged Property. All consents, permits and licenses which may be necessary for the making, use or occupancy of the Mortgaged Property shall have been obtained, the Mortgaged Property shall be ready for use and occupancy, and all necessary certificates of approval and occupancy shall have been issued and furnished by all authorities having jurisdiction over the construction, use or occupancy of the Improvements, the failure of which to be issued, obtained or furnished would have a Material Adverse Effect.

Each of the Parent and the Company shall have delivered to you a Certificate of the Company and the Parent which Certificate shall be reasonably satisfactory in substance to you and your special counsel and shall certify that the conditions contained in this Section 4.24 have been fully satisfied.

     SECTION 4.25 ENVIRONMENTAL AUDIT REPORT. You shall have received an Officer's Certificate of the Company attaching a copy of the Environmental Audit Reports listed on Item 4.25 of Schedule II and certifying that (a) such copy is a true, correct and complete copy thereof, (b) such Environmental Audit Reports are the only such reports that has been conducted regarding the Company's operations within the twelve (12) months preceding the Closing Date, and (c) such reports have not been amended, modified or retracted in any respect prior to or on the Closing Date. Such reports shall be in form and substance reasonably satisfactory to you and show that the Mortgaged Property is free from any material amounts of Hazardous Materials, except for such uses which are in compliance in all material respects with applicable federal, state and local environmental laws, regulations and ordinances governing the Mortgaged Property.

     SECTION 4.26 TAXES AND ASSESSMENTS. Each of the Company and the Parent shall have provided you with evidence reasonably satisfactory to you that any and all taxes or assessments associated with the Mortgaged Property, whether federal, state or local, which are due as of the Closing Date, have been paid in full.

     SECTION 4.27 INSURANCE. Each of the Company and the Parent shall have furnished to you (a) a certificate of an insurance broker, dated the Closing Date, which certificate shall be reasonably satisfactory in substance to you and your special counsel, and shall certify that the Company is in compliance with the requirements of Section 12.16 hereto, and (b) copies of all applicable policies, endorsements and riders.

     SECTION 4.28 INTERCREDITOR AGREEMENT. The Company and Sanwa Bank California shall have duly authorized, executed and delivered to you the Intercreditor Agreement in the form annexed hereto as EXHIBIT M.

     SECTION 4.29 INTER-COMPANY NOTE. The Company shall have delivered to Sanwa Bank California, as agent for itself and the Purchaser, a promissory note for $1,300,000 executed by the Parent and payable to the Company.

     SECTION 4.30 GSV NAPA MERGER. GSV Napa shall have merged with and into the Company, and you shall have received evidence reasonably satisfactory to you and your special counsel of the effectiveness of such merger.

     SECTION 4.31 PROCEEDINGS, INSTRUMENTS, ETC. All proceedings and actions taken on or prior to the Closing Date in connection with the transactions contemplated by this Securities Purchase Agreement and all instruments incident thereto shall be in form and substance reasonably satisfactory to you and your special counsel, and you and your special counsel shall have received copies of all documents that you or they may reasonably request in connection with such proceedings, actions and transactions (including, without limitation, copies of court documents, certifications and evidence of the correctness of the representations and warranties contained herein and certifications and evidence of the compliance with the terms and the fulfillment of the conditions of this Securities Purchase Agreement, in form and substance reasonably satisfactory to you and your special counsel).


                PART II.  PROVISIONS RELATING SOLELY TO MORTGAGE NOTES

                         SECTION 5.  MORTGAGE NOTE PAYMENTS.

     SECTION 5.1 REQUIRED AMORTIZING PAYMENTS. The Company shall on each Mortgage Note Payment Date make the payments of principal and interest on the Mortgage Notes as set forth in the Mortgage Notes.

     SECTION 5.2    OPTIONAL PREPAYMENTS WITH PREMIUM.

          (a) Upon the terms and subject to the conditions hereinafter set forth and in the Mortgage Notes, the Company, at its option, upon notice as provided in Section 5.2(c) hereof, may prepay the outstanding principal amount of the Mortgage Notes on any Mortgage Note Payment Date occurring on or after April 1, 1998, either in whole or from time to time in any part (but, if in part, then in partial payments of not less than $100,000), at a prepayment price equal to the sum of (i) the aggregate principal amount of the Mortgage Notes so to be prepaid, together with interest accrued on such principal amount to the date fixed for prepayment, and (ii) the Mortgage Note Make-Whole Amount for such principal amount (as defined below) (the "OPTIONAL MORTGAGE NOTE PREPAYMENT PRICE").

          (b) The Mortgage Note Make-Whole Amount for any principal amount shall equal the net present value (if positive) of the payment stream equal to the difference between (i) each payment of principal and interest the Purchaser would have received on account of such principal amount at the interest rate set forth in the Mortgage Notes and (ii) each corresponding payment of principal and interest the Purchaser would have received on account of such principal amount at a rate equal to the sum of (A) the rate then being paid on United States Treasury Notes with maturities equal to the Weighted Average Life to Maturity to April 21, 2000 or, if such determination is made on any date after April 21, 2000, the maturity of the remaining aggregate principal amount of Mortgage Notes at the time of prepayment plus (B) 0.75% (the "MORTGAGE NOTE TREASURY RATE") discounted at the Mortgage Note Treasury Rate.

          (c)    Notice of any prepayment of Mortgage Notes pursuant to this
Section 5.2 shall be given to each holder of the Mortgage Notes not less than thirty (30) nor more than sixty (60) days before the date fixed for prepayment (the "OPTIONAL MORTGAGE NOTE PREPAYMENT DATE") and shall be accompanied by an Officer's Certificate of the Company certifying as to: (i) the Optional Mortgage Note Prepayment Date, (ii) the aggregate principal amount of the Mortgage Notes to be prepaid on such Optional Mortgage Note Prepayment Date,
(iii) the principal amount of each Mortgage Note held by such holder to be prepaid on such Optional Mortgage Note Prepayment Date, (iv) the Optional Mortgage Note Prepayment

Price to be paid in respect of each Mortgage Note held by such holder on such Optional Mortgage Note Prepayment Date and (v) the amount of accrued interest to be paid to such holder on such Optional Mortgage Note Prepayment Date. Any notice of prepayment pursuant to this Section 5.2 having been so given, the aggregate Optional Mortgage Note Prepayment Price payable in respect of the aggregate principal amount of Mortgage Notes specified in such notice shall become due and payable on such Optional Mortgage Note Prepayment Date.

          (d) The aggregate principal amount of any partial prepayment of Mortgage Notes pursuant to this Section 5.2 shall be allocated among the holders of the Mortgage Notes to be prepaid in proportion, as nearly as practicable, to the respective unpaid principal amounts of Mortgage Notes then held thereby, with adjustments, to the extent practicable, to compensate for any prior prepayments not made in exactly such proportion.

     SECTION 5.3    MANDATORY OFFER TO PREPAY IN A PUT EVENT.

          (a) If any Put Event shall occur, the Company shall (i) deliver to each holder of a Mortgage Note a Mortgage Note Notice and Offer to Prepay pursuant to Section 5.3(b) hereof and (ii) if such holder accepts prepayment as to one or more Mortgage Notes it holds by delivering a Section 5.3 Response pursuant to Section 5.3(d) hereof, prepay such Mortgage Notes as hereinafter provided. Any prepayment of Mortgage Notes pursuant to this Section 5.3 shall be made at a prepayment price equal to the Optional Mortgage Note Prepayment Price.

          (b) Not later than thirty (30) days prior to the effective date of a Put Event, the Company shall give written notice to each Mortgage Noteholder of the pendency thereof and the right of the Mortgage Noteholders to elect to be prepaid hereunder arising as a result thereof (a "MORTGAGE NOTE NOTICE AND OFFER TO PREPAY"). Such Mortgage Note Notice and Offer to Prepay shall state:
(i) that such notice is delivered and such offer to prepay is made pursuant to this Section 5.3; (ii) the date of and a description of the circumstances surrounding such Put Event; (iii) the date by which a Mortgage Noteholder must deliver a Section 5.3 Response pursuant to Section 5.3(d) hereof; and (iv) the date on which the Company will prepay the Mortgage Notes if the Mortgage Noteholder delivers a Section 5.3 Response pursuant to Section 5.3(d) hereof and the Put Event giving rise to the Mortgage Note Notice and Offer to Prepay is consummated, which prepayment date shall be a Business Day prior to the date the Put Event occurs (the "SPECIAL MORTGAGE NOTE PREPAYMENT DATE").

          (c) If the Company fails to deliver to each Mortgage Noteholder the notice of a pending Put Event as required by this Section 5.3, any Mortgage Noteholder may, upon obtaining knowledge of a pending or completed Put Event, notify the Company of such Put Event in writing (the "MORTGAGE NOTEHOLDER NOTICE"), whereupon the Company shall, and any Mortgage Noteholder may, promptly notify each other Mortgage Noteholder of such pending or completed Put Event, the nature thereof and the date upon which it is scheduled to occur or did occur. In such event, prepayment under this Section 5.3 shall occur not later than thirty (30) days after the date of such Mortgage Noteholder Notice, unless the Company and such Mortgage Noteholder agree to a different date or unless such prepayment is not accepted as provided in Section 5.3(d) below or unless the transactions underlying the Put Event are not consummated.

          (d) To accept an offer of prepayment of one or more of the Mortgage Notes pursuant to this Section 5.3, a Mortgage Noteholder shall deliver to the Company, on or before the tenth (10th) day following the date of receipt of the Mortgage Note Notice and Offer to Prepay, such holder's notice that it accepts prepayment pursuant to this Section 5.3 with respect to the Mortgage Notes designated therein (a "Section 5.3 RESPONSE"). The Section 5.3 Response shall set forth the name of such holder and the statement that it accepts prepayment pursuant to this Section 5.3 with respect to the Mortgage Notes designated therein. Promptly and in any event within two (2) Business Days after receipt of a Mortgage Noteholder's Section 5.3 Response, the Company shall, by written notice to such Mortgage Noteholder, acknowledge receipt thereof.

          (e) The provisions of this Section 5.3 are applicable to successive Put Events and no failure on the part of any holder to exercise any right under this Section 5.3 arising on account of any Put Event shall affect or impair any other right of such holder under this Securities Purchase Agreement or the Mortgage Notes upon the occurrence of any other or any subsequent Put Event.

     SECTION 5.4 RESTRICTIONS ON PREPAYMENT. Except as otherwise provided in this Section 5, there shall be no prepayment, in whole or in part, of the principal of all or any of the Mortgage Notes. The Company waives any right to prepay the Mortgage Notes except under the terms and conditions as set forth in this Section 5 and agrees that if the Mortgage Notes are prepaid, the Company shall pay the Mortgage Note Make-Whole Amount (to the extent required by the terms hereof). The Company hereby acknowledges that (a) the inclusion of this waiver of prepayment rights and agreement to pay the Mortgage Note Make-Whole Amount upon prepayment of the Mortgage Notes was separately negotiated with the Purchaser, (b) the economic value of the various elements of this waiver and agreement was discussed between the Company and the Purchaser, (c) the consideration given by the Purchaser for the Mortgage Notes was adjusted to reflect the specific waiver and agreement negotiated between the Company and the Purchaser and contained herein and (d) this waiver is intended to comply with California Civil Code Section 2954.10.

                                              The Company's Initials
                                                                    ----------

     SECTION 5.5 SECURITY FOR THE MORTGAGE NOTES. The Mortgage Notes shall be unconditionally secured by the following: (a) a Lien on the personal property portion of the Mortgaged Property pursuant to a Security Agreement substantially in the form annexed hereto as EXHIBIT H (the "SECURITY AGREEMENT"), (b) Liens on the real property portion of the Mortgaged Property pursuant to Deeds of Trust and Assignments of Rents and Fixture Filings substantially in the form annexed hereto as EXHIBIT G (collectively, the "DEEDS OF TRUST"), and which shall contain an absolute assignment of the rents and profits from the Mortgaged Property, subject, however, to the other terms of the Deeds of Trust. The Security Agreement and the Deeds of Trust are collectively referred to herein as the "SECURITY DOCUMENTS." All Mortgage Notes at any time outstanding shall be equally and ratably secured by the Security Documents, without preference, priority or distinction on account of the date or dates or the actual time or times of the issue or maturity of such Mortgage Notes.

               PART III.  PROVISIONS RELATING SOLELY TO EXCHANGE NOTES

                         SECTION 6.  EXCHANGE NOTE PAYMENTS.

     SECTION 6.1 REQUIRED AMORTIZING PAYMENTS. The Parent shall on each Exchange Note Payment Date make the payments of principal and interest on the Exchange Notes as set forth in the Exchange Notes.

     SECTION 6.2    OPTIONAL PREPAYMENTS WITH PREMIUM.

          (a) Upon the terms and subject to the conditions hereinafter set forth and in the Exchange Notes, the Parent, at its option, upon notice as provided in Section 6.2(c) hereof, may prepay the outstanding principal amount of the Exchange Notes on any Exchange Note Payment Date occurring on or after April 1, 2000, either in whole or from time to time in any part (but, if in part, then in partial payments of not less than $100,000), at a prepayment price equal to the sum of (i) the aggregate principal amount of the Exchange Notes so to be prepaid, together with interest accrued on such principal amount to the date fixed for prepayment, and (ii) the Exchange Note Make-Whole Amount for such principal amount (as defined below) (the "OPTIONAL EXCHANGE NOTE PREPAYMENT PRICE").

          (b) The Exchange Note Make-Whole Amount for any principal amount shall equal the net present value (if positive) of the payment stream equal to the difference between (i) each payment of principal and interest the Purchaser would have received on account of such principal amount at the interest rate set forth in the Exchange Notes and (ii) each corresponding payment of principal and interest the Purchaser would have received on account of such principal amount at a rate equal to the sum of (A) the rate then being paid on United States Treasury Notes with maturities equal to the Weighted Average Life to Maturity of the remaining aggregate principal amount of Exchange Notes at the time of prepayment plus (B) 3.95% (the "EXCHANGE NOTE TREASURY RATE") discounted at the Exchange Note Treasury Rate; PROVIDED that if the Parent is prepaying at the same time all of the Exchange Notes and has previously redeemed or is redeeming, simultaneously with the prepayment of the Exchange Notes, shares of the Senior Preferred Stock and the Class E Common Stock pursuant to the terms hereof and the Certificate of Designations, then the Exchange Note Make-Whole Amount shall be reduced by the amount of the excess, if any, of (1) the sum of the aggregate Optional Redemption Price paid by the Parent and the aggregate Common Stock Redemption Price paid by the Parent over (2) that amount which, if paid at the time of redemption, would have resulted in the Purchaser receiving a yield of 25% on their aggregate investments in the Senior Preferred Stock and the Class E Common Stock, taking into account all dividends and other distributions made on the Senior Preferred Stock and the Class E Common Stock prior to the time of redemption; and PROVIDED FURTHER, that in no event shall the Exchange Note Make-Whole Amount be less than zero.

          (c)    Notice of any prepayment of Exchange Notes pursuant to this
Section 6.2 shall be given to each holder of the Exchange Notes not less than thirty (30) nor more than sixty (60) days before the date fixed for prepayment (the "OPTIONAL EXCHANGE NOTE PREPAYMENT DATE") and shall be accompanied by an Officer's Certificate of the Parent certifying as to: (i) the Optional Exchange Note Prepayment Date, (ii) the aggregate principal amount of the Exchange Notes to be prepaid on such Optional Exchange Note Prepayment Date, (iii) the principal amount of each Exchange Note held by such holder to be prepaid on such Optional Exchange Note Prepayment Date, (iv) the Optional Exchange Note Prepayment Price to be paid in respect of each Exchange Note held by such holder on such Optional Exchange Note Prepayment Date and (v) the amount of accrued interest to be paid to such holder on such Optional Exchange Note Prepayment Date. Any notice of prepayment pursuant to this Section 6.2 having been so given, the aggregate Optional Exchange Note Prepayment Price payable in respect of the aggregate principal amount of Exchange Notes specified in such notice shall become due and payable on such Optional Exchange Note Prepayment Date.

          (d) The aggregate principal amount of any partial prepayment of Exchange Notes pursuant to this Section 6.2 shall be allocated among the holders of the Exchange Notes to be prepaid in proportion, as nearly as practicable, to the respective unpaid principal amounts of Exchange Notes then held thereby, with adjustments, to the extent practicable, to compensate for any prior prepayments not made in exactly such proportion.

     SECTION 6.3    MANDATORY OFFER TO PREPAY IN A PUT EVENT.

          (a) If any Put Event shall occur, the Parent shall (i) deliver to each holder of an Exchange Note an Exchange Note Notice and Offer to Prepay pursuant to Section 6.3(b) hereof and (ii) if such holder accepts prepayment as to one or more Exchange Notes it holds by delivering a Section 6.3 Response pursuant to Section 6.3(d) hereof, prepay such Exchange Notes as hereinafter provided. Any prepayment of Exchange Notes pursuant to this Section 6.3 shall be made at a prepayment price equal to the Optional Note Prepayment Price.

          (b) Not later than thirty (30) days prior to the effective date of a Put Event, the Parent shall give written notice to each Exchange Noteholder of the pendency thereof and the right of the Exchange Noteholders to elect to be prepaid hereunder arising as a result thereof (a "EXCHANGE NOTE NOTICE AND OFFER TO PREPAY"). Such Exchange Note Notice and Offer to Prepay shall state:
(i) that such notice is delivered and such offer to prepay is made pursuant to this Section 6.3; (ii) the date of and a description of the circumstances surrounding such Put Event; (iii) the date by which a Exchange Noteholder must deliver a Section 6.3 Response pursuant to Section 6.3(d) hereof; and (iv) the date on which the Parent will prepay the Exchange Notes if the Exchange Noteholder delivers a Section 6.3 Response pursuant to Section 6.3(d) hereof and the Put Event giving rise to the Exchange Note Notice and Offer to Prepay is consummated, which prepayment date shall be a Business Day prior to the date the Put Event occurs (the "SPECIAL EXCHANGE NOTE PREPAYMENT DATE").

          (c) If the Parent fails to deliver to any Exchange Noteholder the notice of a pending Put Event as required by this Section 6.3, any Exchange Noteholder may, upon obtaining knowledge of a pending or completed Put Event, notify the Parent of such Put Event in writing (the "EXCHANGE NOTEHOLDER NOTICE"), whereupon the Parent shall, and any Mortgage Noteholder may, promptly notify each other Mortgage Noteholder of such pending or completed Put Event, the nature thereof and the date upon which it is scheduled to occur or did occur. In such event, prepayment under this Section 6.3 shall occur not later than thirty (30) days after the date of such Mortgage Noteholder Notice, unless the Parent and such Mortgage Noteholder agree to a different date or unless such prepayment is not accepted as provided in Section 6.3(d) below or unless the transactions underlying the Put Event are not consummated.

          (d) To accept an offer of prepayment of one or more of the Exchange Notes pursuant to this Section 6.3, an Exchange Noteholder shall deliver to the Parent, on or before the tenth (10th) day following the date of receipt of the Exchange Note Notice and Offer to Prepay, such holder's notice that it accepts prepayment pursuant to this Section 6.3 with respect to the Exchange Notes designated therein (a "SECTION 6.3 RESPONSE"). The Section 6.3 Response shall set forth the name of such holder and the statement that it accepts prepayment pursuant to this Section 6.3 with respect to the Exchange Notes designated therein. Promptly and in any event within two (2) Business Days after receipt of a Exchange Noteholder's Section 6.3 Response, the Parent shall, by written notice to such Exchange Noteholder, acknowledge receipt thereof.

          (e) The provisions of this Section 6.3 are applicable to successive Put Events and no failure on the part of any holder to exercise any right under this Section 6.3 arising on account of any Put Event shall affect or impair any other right of such holder under this Securities Purchase Agreement or the Exchange Notes upon the occurrence of any other or any subsequent Put Event.

     SECTION 6.4 RESTRICTIONS ON PREPAYMENT. Except as otherwise provided in this Section 6, there shall be no prepayment, in whole or in part, of the principal of all or any of the Exchange Notes. The Parent waives any right to prepay the Exchange Notes except under the terms and conditions as set forth in this Section 6 and agrees that if the Exchange Notes are prepaid, the Parent shall pay the Exchange Note Make-Whole Amount (to the extent required by the terms hereof). The Parent hereby acknowledges that (a) the inclusion of this waiver of prepayment rights and agreement to pay the Exchange Note Make-Whole Amount upon prepayment of the Exchange Notes was separately negotiated with the Purchaser, (b) the economic value of the various elements of this waiver and agreement was discussed between the Parent and the Purchaser, (c) the consideration given by the Purchaser for the Exchange Notes was adjusted to reflect the specific waiver and agreement negotiated between the Parent and the Purchaser and contained herein and (d) this waiver is intended to comply with California Civil Code Section 2954.10.

                                               The Parent's Initials
                                                                    ----------

                    PART IV.  PROVISIONS RELATING SOLELY TO NOTES

                   SECTION 7.  OTHER PAYMENT PROVISIONS FOR NOTES.

     SECTION 7.1 APPLICATION OF PAYMENTS. Each payment on a Note shall be applied, FIRST, to the payment of accrued interest on such Note to the date of such payment, SECOND, to the payment of any principal of and premium, if any, on such Note then due thereunder, and THIRD, to the payment of the installments of principal of and premium, if any, on such Note remaining unpaid in the inverse order of the maturity thereof.

     SECTION 7.2    METHOD OF PAYMENT.

          (a) The principal of, premium, if any, and interest on each Note shall be payable to each Noteholder either (i) by wire transfer of such amount in immediately available funds to the banking institution with bank wire transfer facilities designated in such notice for the account of such Noteholder, with telephonic and/or written confirmation of such transfer, to the extent specified by such Noteholder, or (ii) by direct debit from a bank account designated by the Company or the Parent, as applicable, of such amount; PROVIDED that the Company or the Parent, as applicable, shall be entitled to require the surrender of any Note following payment in full of the principal of, premium, if any, and interest on such Note. Notwithstanding the foregoing, all amounts payable with respect to any Notes held by a Purchaser or its nominee (without the necessity for any presentation or surrender thereof or any notation of such payment thereon) shall be paid in immediately available funds by 12:00 Noon Eastern time on the date payment is due in the manner and at the address for such purpose specified below the Purchaser's name in SCHEDULE I to this Securities Purchase Agreement, or at any other address as the Purchaser may from time to time direct in writing, unless it shall have specified some other manner of payment by notice in accordance with this Securities Purchase Agreement.

          (b) Each Noteholder shall, prior to any sale, assignment or transfer of a Note by it, make a proper notation thereon of the amount of principal paid thereon as of the date of such sale, assignment or transfer.

     SECTION 7.3 NO SET-OFF OR COUNTERCLAIM. Each Noteholder shall be entitled to the principal of and premium, if any, and interest on such Note free from all equities or rights of set-off or counterclaims of the Company, the Parent or any prior Noteholder and all Persons may act accordingly. The receipt by such Noteholder of any payment of principal, premium or interest shall be a good discharge to the Company or the Parent, as applicable, for the same, and the Company and the Parent shall not be bound to inquire into the title of any such Noteholder.

     SECTION 7.4    TAXES.

          (a) Each of the Company and the Parent shall make any and all payments hereunder or under the Notes free and clear of, and without deduction or withholding for or on account of, any present or future taxes, levies, imposts, duties, fees, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of any Noteholder, net income and franchise taxes imposed on it by any jurisdiction, unless the only connection between such Noteholder and such jurisdiction results from the transactions contemplated by this Securities Purchase Agreement or the Deeds of Trust (all such non-excluded taxes, levies, imposts, duties, fees, deductions, charges, withholdings and liabilities being hereinafter referred to as "TAXES"). Each of the Company and the Parent understands that the transactions contemplated by this Securities Purchase Agreement and the Deeds of Trust are not the Purchaser's only connections with the State of California. If the Company or the Parent shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note to any Noteholder, (i) the sum payable shall be increased to the extent necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 7.4) such Noteholder receives an amount equal to the sum it would have received had no such deductions been made,
(ii) the Company or the Parent shall make such deductions and (iii) the Company or the Parent shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

          (b) In addition, each of the Company and the Parent agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under the Securities or from the execution or delivery or otherwise with respect to this Securities Purchase Agreement or the Securities (hereinafter referred to as "OTHER TAXES").

          (c) Each of the Company and the Parent shall indemnify each Noteholder for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 7.4) paid by any Noteholder, as the case may be, or any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within thirty (30) days from the date such Noteholder makes written demand therefor.

          (d) Within thirty (30) days after the date of any payment of Taxes by the Company or the Parent, the Company or the Parent shall furnish to the Noteholders the original or a certified copy of a receipt evidencing payment thereof. Each of the Company and the Parent shall compensate each Noteholder for all reasonable losses and expenses sustained by such Noteholder as a result of any failure by the Company or the Parent so to furnish such copy of such receipt.

          (e) The agreements and obligations of the Company and the Parent contained in this Section 7.4 shall survive the payment or prepayment of the Notes, the redemption of the Senior Preferred Stock and the Class E Common Stock, the termination of this Securities Purchase Agreement and the reconveyance of the Deeds of Trust.

          (f) Notwithstanding the foregoing, neither the Company nor the Parent shall be required to pay any taxes incurred by the Purchaser as a result of a deemed distribution pursuant to Section 305(c) of the Code.

     SECTION 7.5 ACQUISITION OF NOTES. Neither the Company nor the Parent shall, and each shall not permit any Subsidiary or Affiliate to, purchase, prepay, redeem or otherwise acquire any Note except (a) as expressly permitted by the terms hereof and of such Note or (b) pursuant to an offer that is offered to all holders of Mortgage Notes or Exchange Notes, as applicable, on a pro rata basis.

             SECTION 8.  REGISTRATION, EXCHANGE AND REPLACEMENT OF NOTES.

     SECTION 8.1 REGISTRATION. The Mortgage Notes issued on the Closing Date and the Exchange Notes issued in exchange for the Senior Preferred Stock shall be registered notes. Each of the Company and the Parent shall keep, at its respective office required to be maintained pursuant to Section 12.1 hereof, books for the registration and registration of transfer of Mortgage Notes and the Exchange Notes, as applicable. Prior to presentation of any Note for registration of transfer, the Company and the Parent shall treat the Person in whose name such Note is registered as the owner and holder of such Note for all purposes whatsoever, whether or not such Note shall be overdue, and the Company and the Parent shall not be affected by notice to the contrary.

     SECTION 8.2 EXCHANGE. Any Noteholder, at its option, may in person or by duly authorized attorney surrender the same for exchange at the office maintained pursuant to Section 12.1 hereof, and promptly thereafter and at the expense of the Company or the Parent, as applicable, except as provided below, receive in exchange therefor one or more new Notes, each in the denomination requested by such holder, dated the date to which interest shall have been paid on the Note so surrendered or, if no interest shall have yet been so paid, dated the date of the Note so surrendered and registered in the name of such Person or Persons as shall have been designated in writing by such holder or its attorney for the same principal amount as the then unpaid principal amount of the Note so surrendered. Subject to Section 12.1 hereof, the Company or the Parent may require payment of a sum sufficient to cover any stamp or other tax or governmental charge imposed in respect of any transfer involved in such exchange.

     SECTION 8.3 REPLACEMENT. Upon receipt by the Company or the Parent of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note and (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it; PROVIDED that if the holder of such Note is the original Purchaser listed on SCHEDULE I hereto of the Notes or any Affiliate or nominee thereof or any Institutional Investor or any nominee thereof, its own unsecured agreement of indemnity shall be deemed to be satisfactory; or (b) in the case of mutilation, upon surrender thereof, the Company or the Parent, at its expense, shall execute and deliver in lieu thereof a new Note executed in the same manner as the Note being replaced, in the same principal amount as the unpaid principal amount of such Note and dated the date to which interest shall have been paid on such Note or, if no interest shall have yet been so paid, dated the date of such Note.

     SECTION 8.4 EFFECT OF TRANSFER OR EXCHANGE. All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Company or the Parent, as applicable, evidencing the same respective obligations, and, in the case of Mortgage Notes, entitled to the same security and benefits under the Security Documents as the Mortgage Notes surrendered upon such registration of transfer or exchange. The Company and the Parent shall not be required to register the transfer of or exchange any surrendered Note as above provided during the ten-day period preceding the due date of any payment of principal of or interest on such Note.

     SECTION 8.5 NO TRANSFERS TO COMPETITORS. No Note shall be sold or otherwise transferred to any entity that could reasonably be deemed to be a competitor of the Company. For this purpose, the Company agrees that no insurance company or financial institution shall be deemed to be a competitor.


                          SECTION 9.  DEFAULTS AND REMEDIES.

     SECTION 9.1 EVENTS OF DEFAULT; ACCELERATION OF MORTGAGE NOTES. If any of the following conditions or events ("EVENTS OF DEFAULT") shall occur and be continuing:

          (a) the Company shall fail to make any payment or prepayment of principal of or premium or interest on any Mortgage Note or the Parent shall fail to make any payment or prepayment of principal of or premium or interest on any Exchange Note, in each case within three (3) Business Days after the date when the same becomes due and payable, whether at maturity, at a date fixed for prepayment, upon acceleration or otherwise; or

          (b) any representation or warranty of the Company or the Parent contained in this Securities Purchase Agreement or in any agreement, instrument, certificate, statement or other writing furnished in connection herewith or pursuant hereto shall prove to have been false or inaccurate in any material respect on the date as of which such representation or warranty was made and the Company or the Parent, as applicable, shall fail to cure such falsity or inaccuracy within fifteen (15) Business Days of the earlier of (i) the date the Company or the Parent, as applicable, shall have knowledge of such falsity or inaccuracy or (ii) the date any holder of a Mortgage Note shall have notified the Company or the Parent of such falsity or inaccuracy; or

          (c) except as specifically permitted by this Securities Purchase Agreement, there shall be any sale, transfer, hypothecation, assignment or encumbrance, whether voluntary, involuntary or by operation of law, of all or any part of the Mortgaged Property; or

          (d) the Company or the Parent shall default in the due and punctual performance of or compliance with any covenant, condition or agreement to be performed or observed by it under Sections 5.3, 6.3, 10.3, 11.2, 12.2, 12.9, 12.11, 12.12, 12.13, 12.17 through 12.22, 12.24, 12.25 or 12.26 hereof; or

          (e)    any of the insurance policies required pursuant to Section
12.16 shall lapse or expire without being replaced by other insurance policies that comply with Section 12.16 prior to such lapse or expiration; or

          (f) the Company or the Parent shall default in the due and punctual performance of or compliance with (i) any covenant, condition or agreement (other than any referred to in subsection (a), (b), (c), (d) or (e) of this Section 9.1) to be performed or observed by it under any provision hereof or (ii) any material covenant, condition or agreement to be performed or observed by it under any other Agreement and, in each case, any such failure shall continue unremedied for thirty (30) days following the earlier of written notice from any

Noteholder or any responsible officer of the Company or the Parent obtaining knowledge of such failure; or

          (g) a final judgment or judgments entered by a court of competent jurisdiction for the payment of money in excess of $500,000 in the aggregate shall be rendered against the Company or the Parent and shall remain in force undischarged and unstayed for a period of more than thirty (30) days; or

          (h) the Company or the Parent shall (i) commence a voluntary case under any chapter of the Federal Bankruptcy Code (11 U.S.C. Section 101, ET SEQ., as amended) as now or hereafter in effect, or shall consent to (or fail to controvert in a timely manner) the commencement of an involuntary case against the Company or the Parent under said Code; (ii) institute proceedings for liquidation, rehabilitation, readjustment or composition (or for any related or similar purpose) under any law (other than the Federal Bankruptcy Code as now or hereafter in effect) relating to financially distressed debtors, their creditors or property, or shall consent to (or fail to controvert in a timely manner) the institution of any such proceedings against the Company or the Parent;(iii) make an assignment for the benefit of creditors or enter into any arrangement for the adjustment or composition of debts or claims; (iv) apply for or consent to the appointment of, or the taking possession by, a receiver, liquidator, assignee, trustee, custodian or sequestrator (or other similar official) of itself or any of its property; or (v) take corporate action for the purpose or with the effect of authorizing, acknowledging or confirming the taking or existence of any action or condition specified in clause (i), (ii), (iii) or (iv) above; or

          (i) the Company or the Parent shall be insolvent (within the meaning of any applicable law), or shall be unable, or shall admit in writing its inability, to pay its debts as they become due, or take corporate action for the purpose or with the effect of authorizing or confirming the taking or existence of any action or condition specified in this Section 9.1(i); or

          (j) a court or other governmental authority or agency having jurisdiction in the premises shall enter a decree or order (i) for the appointment of a receiver, liquidator, assignee, trustee, custodian or sequestrator (or other similar official) of the Company or the Parent of any part of its property, or for the winding-up or liquidation of its affairs, and such decree or order shall remain in force undischarged and unstayed for a period of more than sixty (60) days or (ii) for the sequestration or attachment of any material part of the property of the Company or the Parent without its unconditional return to the possession of the Company or the Parent or its unconditional release from such sequestration or attachment within sixty (60) days thereafter; or

          (k) a court having jurisdiction in the premises shall enter an order for relief in any involuntary case commenced against the Company or the Parent under the Federal Bankruptcy Code as now or hereafter in effect, and such order shall remain in force undischarged and unstayed for a period of more than sixty (60) days; or

          (l) a court or other governmental authority or agency having jurisdiction in the premises shall enter a decree or order approving or acknowledging as properly filed or commenced against the Company or the Parent a petition or proceedings for liquidation, rehabilitation, readjustment or composition (or for any related or similar purpose) under any law (other than the Federal Bankruptcy Code as now or hereafter in effect) relating to financially distressed debtors, their creditors or property, and such petition or proceedings shall not be dismissed within sixty (60) days of the date of filing or commencement; or

          (m) the Federal Trade Commission or any other federal or state governmental authority shall impose sanctions or other penalties on the Company or the Parent for fraud or any other unlawful business practice;

          (n) (i) any Pension Plan (other than a Multiemployer Plan) shall incur an "accumulated funding deficiency" (within the meaning of Section 412 of the Code) with respect to any plan year; or (ii) any waiver shall be sought or granted under Section 412(d) of the Code; or (iii) any Pension Plan shall be, have been or be likely to be terminated or the subject of termination proceedings under ERISA unless terminated in accordance with law without incurring an obligation to contribute funds to make the pension plan's assets sufficient to cover its benefit liabilities upon its termination; or (iv) the Company or any ERISA Affiliate shall incur or be likely to incur a liability to or on account of a Pension Plan under Section 4062, 4063, 4064 or 4201 of ERISA or any comparable provision of applicable foreign law, and there shall result from one or more of the events set forth in the foregoing clauses (i) through
(iv) either a liability or a material risk of incurring a liability to the PBGC, any foreign governmental entity or a Pension Plan, which, in the opinion of the holders of 51% of the aggregate outstanding principal amount of the Mortgage Notes and the holders of 51% of the aggregate outstanding principal amount of the Exchange Notes, could have a Material Adverse Effect;

          (o) (i) the Company or the Parent shall fail to perform or comply with any term or condition of any agreement or contract to which the Company or the Parent is a party relating to any Indebtedness for Money Borrowed in excess of $250,000 in the aggregate within the applicable grace period, or (ii) any other event shall occur, the effect of which is to accelerate such Indebtedness or permit the holder of such Indebtedness or any other Person to accelerate the date for payment of such Indebtedness; or

     then

          (A) upon the occurrence and continuance of any of the Events of Default set forth in subsections (h) through (l), inclusive, of this
     Section 9.1, the Notes shall automatically mature and become due and payable, together with interest accrued thereon, plus any premium, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived; or

          (B) upon the occurrence and continuance of any of the Events of Default set forth in subsection (a) of this Section 9.1 with respect to a Mortgage Note, any Mortgage Noteholder may, at its option, by written notice or notices to the Company or the Parent, declare all of the Mortgage Notes to be due and payable, whereupon the same shall mature and become due and payable, together with interest accrued thereon, plus any premium, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived; or

          (C) upon the occurrence and continuance of any of the Events of Default set forth in subsections (b) through (g), inclusive, or subsections (m) and (o) of this Section 9.1, the holders of 51% of the aggregate outstanding principal amount of the Mortgage Notes may, at their option, by written notice or notices to the Company or the Parent, declare all of the Mortgage Notes to be due and payable, whereupon the same shall mature and become due and payable, together with interest accrued thereon, plus any premium, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived.

If the maturity of the Mortgage Notes shall be accelerated under this Section
9.1 by reason of the occurrence of an Event of Default, there shall become due and payable (and the Company shall pay), as compensation to the holders of the Mortgage Notes for the loss of their investment opportunity and not as a penalty, an additional amount equal to the Mortgage Note Make-Whole Amount. A final determination of the Mortgage Note Make-Whole Amount payable on a prepayment pursuant to any acceleration of the Mortgage Notes pursuant to this
Section 9.1 shall be made by the Mortgage Noteholders as of the Prepayment Date. The Company hereby acknowledges that (1) its agreement to pay the Mortgage Note Make-Whole Amount if the Mortgage Notes are accelerated under this Section 9.1 was separately negotiated with the Purchaser, (D) the economic value of the various elements of this waiver and agreement was discussed between the Company and the Purchaser, (E) the consideration given by the Purchaser for the Mortgage Notes was adjusted to reflect the specific waiver and agreement negotiated between the Company and the Purchaser and contained herein and (F) this waiver is intended to comply with California Civil Code Section 2954.10.

                                              The Company's Initials _____

     SECTION 9.2 REMEDIES OF MORTGAGE NOTEHOLDERS UPON AN EVENT OF DEFAULT. Upon the occurrence of an Event of Default hereunder and the acceleration of the Mortgage Notes pursuant to Section 9.1 hereof, any Mortgage Noteholder may, at its option, and in addition to all other rights and remedies available to the Mortgage Noteholders, without further notice to the Company, do any one or more of the following:

          (a) Proceed to protect and enforce the rights, privileges and remedies granted to it by this Securities Purchase Agreement, the Deeds of Trust and the Security Agreement by such judicial proceedings as the Mortgage Noteholders shall deem necessary or appropriate, either at law, in equity, in bankruptcy or otherwise, whether for specific enforcement of any covenant or agreement contained in the Mortgage Notes, this Securities Purchase Agreement, the Security Agreement, the Deeds of Trust or any other Security Document, or in aid of the exercise of any right, power, privilege or remedy therein or herein granted;

          (b) Foreclose or otherwise enforce the Mortgage Noteholders' security interest in any manner permitted by law, or provided for in this Securities Purchase

Agreement, and exercise at any time all rights and remedies of a secured party under the Uniform Commercial Code in effect in the State of California, or for any foreclosure of the Mortgaged Property provided under the Security Documents and sale under any judgment or decree in any judicial proceeding, or to enforce any other legal or equitable right or remedy granted or otherwise available to the Mortgage Noteholders hereunder or under the other Agreements;

          (c) Enter onto property where any Personal Property Collateral is located and take possession thereof with or without judicial action;

          (d) Prior to the disposition of the Personal Property Collateral, store, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent the Mortgage Noteholders deem appropriate and in connection with such preparation and disposition, without charge, use any copyright, patent, technical process permit, approval, license, consent or governmental approval used or held by the Company;

          (e) Demand, sue for, collect or receive any money or property at any time payable to or receivable by the Company on account of or in exchange for any part of the Personal Property Collateral;

          (f) Secure the appointment of a receiver without notice to the Company;

          (g) Sell, lease, or otherwise dispose of any Personal Property Collateral at one or more public or private sales, whether or not such Personal Property Collateral is present at the place of sale, without assumption of any credit risk, for cash or credit or future delivery, on such terms and in such manner as the Mortgage Noteholders may determine in their sole and complete discretion and in light of their own best interests with or without any previous demand on or notice to the Company or advertisement of any such sale or other disposal (the Obligations being the equivalent of cash for the purposes of such sale); and for the aforesaid purposes, all notice of sale, advertisement and demand and any right or equity of redemption otherwise required by, or available to the Company under the law are hereby waived by the Company to the fullest extent permitted by law; the power of sale hereunder shall not be exhausted by one or more sales, and the Mortgage Noteholders may from time to time adjourn any sale to be made hereunder; the Mortgage Noteholders or any other Person may be the purchaser of any or all of the Personal Property Collateral so sold and thereafter hold the same absolutely free from any claim or right of whatsoever kind, including any equity of redemption, of the Company; to the extent permitted by law, the Company waives all claims, damages and demands against the Mortgage Noteholders arising out of the repossession, retention or sale of the Personal Property Collateral, except for claims based on the gross negligence or wilful misconduct of the Mortgage Noteholders; and

          (h) Take any other action and seek any other remedy available to a secured party under applicable law.

     SECTION 9.3 RIGHTS AND REMEDIES OF EXCHANGE NOTEHOLDERS UPON AN EVENT OF DEFAULT.

          (a) If the Parent shall fail to make any payment of interest or principal on the Exchange Notes when due (a "Missed Payment"), the following shall occur:

                 (i) For one Missed Payment, the interest rate payable on the outstanding principal balance of and accrued interest on the Exchange Notes shall be increased to 13.70%, effective on the date when such Missed Payment was due, until the earlier of the occurrence of two Missed Payments or such time as such Missed Payment and interest thereon is paid in full.

                 (ii) For two or more consecutive Missed Payments, the interest rate payable on the outstanding principal balance of and accrued interest on the Exchange Notes shall be increased to 14.20%, effective on the date when the second Missed Payment was due, until such time as (A) all Missed Payments and interest thereon are paid in full or (B) only one Missed Payment is outstanding, in which case the interest rate shall be 13.70%.

                 (iii) For three consecutive Missed Payments, the number of members of the Board of Directors shall increase by one and holders of at least 51% in outstanding principal amount of the Exchange Notes shall have the exclusive right to elect one member of the Board of Directors of the Parent and the Company. Such director or any successor appointed by holders of at least 51% in outstanding principal amount of the Exchange Notes shall have the right to serve on the Board of Directors of the Parent and the Company for at least one year from the date of his or her election, irrespective of whether such Missed Payments are cured. The right of the holders of the Exchange Notes to elect such additional director shall continue until the later of (A) one year from the date of election of such director and (B) the date when two or fewer Missed Payments are outstanding.

                 (iv) For four consecutive Missed Payments, the number of members of the Board of Directors shall increase by two and holders of at least 51% in outstanding principal amount of the Exchange Notes shall have the exclusive right to elect two additional members of the Board of Directors of the Parent and the Company, in addition to the member elected pursuant to Section 9.3(a)(iii). Such directors or any successors appointed by holders of at least 51% in outstanding principal amount of the Exchange Notes shall have the right to serve on the Board of Directors of the Parent and the Company for at least one year from the date of their election, irrespective of whether such Missed Payments are cured. The right of the holders of the Exchange Notes to elect such additional directors shall continue until the later of (A) one year from the date of election of such directors and (B) the date when three or fewer Missed Payments are outstanding.

The foregoing right of the holders of the Exchange Notes with respect to the election of additional directors may be exercised at any annual meeting of stockholders or at any special meeting of stockholders held for such purpose.
If the right to elect directors shall have accrued to the holders of the Exchange Notes more than thirty (30) days preceding the date established for the next annual meeting of stockholders, the appropriate officer of the Parent shall, within five (5) days after the delivery to the Parent at its principal office of a written request, addressed to the President of the Parent, for a special meeting signed by the holders of at least 10% of the Exchange Notes then outstanding, call a special meeting of the holders of the Exchange Notes to be held within ten (10) days after the delivery of such request of the purpose of electing such additional director. Notwithstanding the foregoing, any action to be taken by holders of Exchange Notes with respect to the election of such director may be taken without a meeting, without prior notice and without a vote, if taken by the written consent of the holders of a majority of the Exchange Notes. The holders of the Exchange Notes, voting as a class, shall have the right to remove, with or without cause, at any time and from time to time and to replace any director such holders shall have elected pursuant to this Section 9.2(a) by electing a new director pursuant to this Section 9.2(a).

          (b) Upon the occurrence of a fifth consecutive Missed Payment or an Event of Default described in Sections 9.1(b), 9.1(d), 9.1(f) or 9.1(g) through 9.1(o) (an "EXCHANGE NOTE EVENT OF DEFAULT"), holders of at least
66 2/3% of the outstanding principal balance of the Exchange Note may, at their option and subject to the subordination provisions of the Exchange Notes and this Securities Purchase Agreement, by written notice or notices to the Parent, declare all of the Exchange Notes to be due and payable, whereupon the same shall mature and become due and payable, together with interest accrued thereon, plus any premium, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived. If the maturity of the Exchange Notes shall be accelerated under this Section 9.3, there shall become due and payable (and the Parent shall pay), as compensation to the holders of the Exchange Notes for the loss of their investment opportunity and not as a penalty, an additional amount equal to the Exchange Note Make-Whole Amount. A final determination of the Exchange Note Make-Whole Amount payable on a prepayment pursuant to any acceleration of the Exchange Notes pursuant to this Section 9.3 shall be made by the Exchange Noteholders as of the Prepayment Date. The Parent hereby acknowledges that (1) its agreement to pay the Exchange Note Make-Whole
Amount if the Exchange Notes are accelerated under this Section 9.3 was separately negotiated with the Purchaser, (2) the economic value of the various elements of this waiver and agreement was discussed between the Parent and the Purchaser, (3) the consideration given by the Purchaser for the Exchange Notes was adjusted to reflect the specific waiver and agreement negotiated between the Parent and the Purchaser and contained herein and (4) this waiver is intended to comply with California Civil Code Section 2954.10.

                                               The Parent's Initials
                                                                    ----------

          (c) The holder of any Exchange Note then outstanding may, subject to the subordination provisions of this Securities Purchase Agreement and the Exchange Notes, exercise any right, power or remedy permitted to it by law, either by suit in equity or by action at law, or both, whether for specific performance of any covenant or agreement contained in this Securities Purchase Agreement or in such Exchange Note, or for an injunction against a violation of any of the terms of this Securities Purchase Agreement or in such Exchange Note, or may proceed to enforce payment of such Exchange Note or to enforce any other legal or equitable right of the holder of such Exchange Note. No remedy herein conferred upon any holder of an Exchange Note is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in equity, by statute or otherwise. No course of dealing on the part of any holder of any Exchange Note, or any delay or failure on the part of any holder of any Exchange Note to exercise any right or power, shall operate as a waiver of such right or power or otherwise prejudice the rights, powers and remedies of such holder or of any other holder. No failure to insist upon strict compliance with any covenant, term, condition or other provision of this Securities Purchase Agreement or the Exchange Notes shall constitute a waiver by any holder of any of the Exchange Notes of any such covenant, term, condition or other provision or of any Default or Exchange Note Event of Default in connection therewith. To the extent effective under applicable law, the Company hereby agrees to waive, and does hereby absolutely and irrevocably waive and relinquish, the benefit and advantage of any valuation, stay, appraisement, extension or redemption laws now existing or that may hereafter exist that, but for this provision, might be applicable to any sale made under any judgment, order or decree of any court, or otherwise, based on the Exchange Notes or on any claim for interest on the Exchange Notes. If an Exchange Note Event of Default shall occur, the Parent will pay to the holders of the Exchange Notes, subject to the subordination provisions of the Exchange Notes, to the extent not prohibited by applicable law, such further amount as shall be sufficient to cover the reasonable costs and expenses of collection, including, without limitation, reasonable attorneys' fees and expenses.

          (d) The Indebtedness of the Parent under the Exchange Notes (the "SUBORDINATED INDEBTEDNESS") shall be subordinated and junior in right of payment, to the extent and in the manner set forth in the Exchange Notes, to all Senior Debt of the Company. The term "SENIOR DEBT" shall mean the principal of, premium, if any, and interest on (i) the Mortgage Notes, together with any amendments, refinancings, refundings, deferrals, renewals, modifications or extensions thereof, (ii) Indebtedness of the Company not to exceed $8,000,000 in principal amount under the Working Capital Facility (iii) Indebtedness of the Company not to exceed $1,800,000 in principal amount payable pursuant to the proposed Business Loan Agreements to be entered into by the Company and The Grape Group, Inc., with Bank of America NTSA, as guaranteed by E.&J. Gallo Winery, (iv) Indebtedness of the Company not to exceed $2,724,156 in principal amount payable pursuant to the installment note secured by deed of trust dated September 30, 1986, as amended, executed by The Grape Group, Inc. in favor of The Prudential Insurance Company of America, (v) Indebtedness of the Company not to exceed $452,791.17 in principal amount payable pursuant to the demand note dated September 30, 1986 executed by The Grape Group, Inc. in favor of Cottonwood Vineyard, (vi) Indebtedness of the Company not to exceed $1,696,209 in principal amount payable pursuant to the proposed Purchase Agreement between the Company and The Grape Group, Inc. and (vii) Indebtedness of the Company in a principal amount not to exceed the lesser of $4,500,000 and 75% of the appraised value of the brandy and dessert wine production and storage facility located in Reedley, California payable to Sanwa Bank California solely in connection with the Company's acquisition of such facility.

     SECTION 9.4 WAIVER OF APPRAISEMENT, VALUATION, ETC. To the full extent it may lawfully do so, the Company, for itself and for any other Person who may claim through or under it, hereby (a) agrees that neither it nor any such Person shall set up, plead, claim or in any manner whatsoever take advantage of, any appraisal, valuation, stay, moratorium, extension or redemption laws, now or hereafter in force, or any rights of marshalling in the event of any sale of the Mortgaged Property or any part thereof or any interest therein, (b) waives all benefit or advantage of any such laws and waives and releases any and all such rights and covenants not to hinder, delay or impede the exercise of any right or remedy permitted herein, in the Security Agreement or in the Deeds of Trust but to suffer and permit every such right or remedy as though no such laws were in effect, (c) consents and agrees that the Real Property and the Personal Property Collateral may be sold by the Mortgage Noteholders as an entirety or in parts and (d) agrees that it shall neither claim, demand or otherwise be entitled to any credit against or deduction from the principal of or premium, if any, or interest on the Mortgage Notes or any other sums which may become payable under the terms of this Securities Purchase Agreement, the Security Agreement or the Deeds of Trust by reason of the payment of any tax, assessment or other municipal or governmental charge or imposition on or relating to the Property or the Personal Property Collateral or any part thereof, nor claim or otherwise be entitled to any deduction from the taxable or assessed value of the Real Property or the Personal Property Collateral or any part thereof by reason of this Securities Purchase Agreement, the Security Agreement, the Deeds of Trust or the Mortgage Notes.

     SECTION 9.5 WAIVER OF MARSHALLING AND OTHER DEFENSES. The Company hereby (a) waives any and all rights of marshalling and specifically agrees that in the event of foreclosure, whether by action or advertisement, all of the Mortgaged Property and all interests in the Mortgaged Property may, at the option of the Mortgage Noteholders, be sold together, in a single sale, and
(b) agrees that the Lien of the Security Documents as to the interests of the Company shall not be released, impaired or subordinated by any amendment to or termination of any of the Agreements, any extension of time or waiver of right or remedy under any of the Agreements, or any other act, inaction or thing which, but for this provision, would so release, impair or subordinate.

     SECTION 9.6 RESCISSION OF ACCELERATION. If (a) the outstanding principal amount of the Mortgage Notes shall have become immediately due and payable, (b) no judgment or decree for any amounts so becoming due and payable shall have been entered, (c) all amounts of principal, premium, if any, and interest which shall have become due and payable in respect of all of the Mortgage Notes otherwise than pursuant to any acceleration shall have been paid in full, including interest on all overdue principal, premium, if any, and (to the extent permitted by applicable law) interest at the applicable rate or rates provided for in the Mortgage Notes, (d) the Mortgage Noteholders shall have been paid an amount sufficient to cover all costs and expenses of collection incurred by or on behalf of the Mortgage Noteholders (including, without limitation, reasonable counsel fees and expenses), (e) all other Obligations then due and owing shall have been paid in full, and (f) every other Event of Default shall have been remedied or waived to the satisfaction of the Mortgage Noteholders, then the Mortgage Noteholders may, with the written consent of the holders of 66 2/3% of the aggregate outstanding principal amount of the Mortgage Notes, by written notice or notices to the Company, rescind and annul any acceleration of the Mortgage Notes and its consequences, but no such rescission and annulment shall extend to or affect any subsequent Default or Event of

Default or impair any right consequent thereon, or shall require any Mortgage Noteholder to repay any interest, principal or premium actually paid as a result of such acceleration.

     SECTION 9.7 REMEDIES CUMULATIVE. Each and every right, power and remedy herein or in the other Security Documents specifically given to the Mortgage Noteholders or otherwise in this Securities Purchase Agreement shall be cumulative and shall be in addition to every other right, power and remedy herein or in the other Security Documents specifically given or now or hereafter existing at law, in equity or by statute or otherwise, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Mortgage Noteholders, and the exercise or the beginning of the exercise of any right, power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by the Mortgage Noteholders in the exercise of any right, power or remedy or in the pursuance of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of the Company or to be an acquiescence therein.

     SECTION 9.8 DISCONTINUANCE OF PROCEEDINGS. If the Mortgage Noteholders shall have proceeded to enforce any right, power or remedy under one or more of the Deeds of Trust or the other Security Documents by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Mortgage Noteholders, then, and in every such case, the Company and the Mortgage Noteholders shall be restored to their former positions and rights hereunder and under the other Security Documents with respect to the Real Property and the Personal Property Collateral, and all rights, powers and remedies of the Mortgage Noteholders shall continue as if no such proceedings had been taken.

     SECTION 9.9 COSTS AND EXPENSES, ATTORNEYS FEES, ETC. OF THE MORTGAGE NOTEHOLDERS. The Company shall pay all reasonable costs, fees and expenses of the Mortgage Noteholders, their agents and counsel in connection with the enforcement of their rights hereunder and under the other Agreements, including, without limitation, the reasonable cost of any trustee's sale guaranty or other title insurance coverage ordered in connection with any foreclosure proceedings hereunder, but excluding any costs attributable to in-house counsel or any overhead costs, and shall pay all taxes (except federal and state income taxes) or other governmental charges or impositions imposed on the Mortgage Noteholders by reason of their interest in the Mortgage Notes, this Securities Purchase Agreement, the other Security Documents, the Real Property or the Personal Property Collateral. The Company shall pay to the Mortgage Noteholders on demand any reasonable costs and expenses, including reasonable attorneys fees and expenses, but excluding any costs attributable to in-house counsel or any overhead costs, paid or incurred by the Mortgage Noteholders in connection with the collection of any amount payable by the Company to the Mortgage Noteholders hereunder, whether or not any legal proceeding is commenced hereunder and whether or not any Default or Event of Default shall have occurred and is continuing, together with interest thereon at the Overdue Rate from the date of payment or incurring by the Mortgage Noteholders until paid by the Company.

     SECTION 9.10 NO WAIVER, ETC. No failure by any Mortgage Noteholder to insist upon the strict performance of any term hereof or under the other Security Documents or any other Agreement, or to exercise any right, power or remedy consequent upon a breach hereof or thereof, shall constitute a waiver of any such term or of any such breach. No waiver of any breach shall affect or alter this Securities Purchase Agreement or the Security Documents which shall continue in full force and effect with respect to any other then existing or subsequent breach. No waiver by any Mortgage Noteholder of any Default or Event of Default shall be deemed to be a waiver of any other or similar, previous or subsequent Default or Event of Default. By accepting payment of any amount secured by the Security Documents after its due date, the Mortgage Noteholders shall not be deemed to waive their right either to require prompt payment when due of all other amounts payable hereunder or under the other Security Documents or any other Agreement or to declare a default for failure to effect such prompt payment.

     SECTION 9.11 COMPROMISE OF ACTIONS, ETC. Any action, suit or proceeding brought by the Mortgage Noteholders pursuant to any of the terms of this Securities Purchase Agreement, the Security Documents or otherwise, and any claim made by the Mortgage Noteholders hereunder or thereunder, may be compromised, withdrawn or otherwise dealt with by the Mortgage Noteholders upon notice to, but without approval of, the Company.

     SECTION 9.12 RIGHT OF THE MORTGAGE NOTEHOLDERS TO PERFORM THE COMPANY'S COVENANTS, ETC. If (a) the Company shall fail to make any payment or perform any act required to be made or performed by the Company hereunder or under the Mortgage Notes, the Security Documents or the Agreements which failure would constitute an Default or Event of Default, or (b) any action or proceeding is commenced that materially and adversely affects the Mortgage Noteholders' interest in all or a portion of the Real Property or the Personal Property Collateral or any part thereof, any Mortgage Noteholder with notice to, but without demand upon, the Company, and without waiving or releasing any Obligation, Default or Event of Default, may at any time thereafter make such appearances or such payment or perform such act for the account and at the expense of the Company, and may enter upon the Mortgaged Property for such purpose, and take all such action thereon as, in the Mortgage Noteholder's opinion, may be necessary or appropriate therefor, including, without limitation, payment, purchase, contest or compromise of any Lien that in the judgment of the Mortgage Noteholder appears to be prior or superior to the Lien of the Security Documents. No such entry and no such action shall be deemed an eviction of any lessee of the Real Property, the Personal Property Collateral or any part thereof. All sums so paid by any Mortgage Noteholder and all reasonable costs and expenses, (including, without limitation, reasonable attorneys fees and expenses) so incurred, together with interest thereon at the Overdue Rate from the date of payment or incurring, shall constitute additional Obligations secured by the Security Documents and shall be paid by the Company to any Mortgage Noteholders on demand.

                PART V.  PROVISIONS RELATING SOLELY TO PREFERRED STOCK

                        SECTION 10.  REDEMPTION AND EXCHANGE.

     SECTION 10.1 MANDATORY REDEMPTION. The Senior Preferred Stock shall be issued subject to the mandatory redemption provisions set forth in the Certificate of Designations.

     SECTION 10.2   OPTIONAL REDEMPTION.

          (a) Upon the terms and subject to the conditions hereinafter set forth, the Parent, at its option, upon notice as provided in Section 10.2(c) hereof, may redeem the Senior Preferred Stock, at any time after April 21, 2000, either in whole or from time to time in any part (but, if in part, then with respect to at least 1,000 shares at any one time) at a redemption price equal to the sum of $100 per share (the "LIQUIDATION VALUE") and the "Optional Redemption Premium" (as defined below) for such Liquidation Value, together with accrued and unpaid dividends with respect to the shares of Senior Preferred Stock so to be redeemed to the date fixed for redemption (collectively, the "OPTIONAL REDEMPTION PRICE").

          (b) The Optional Redemption Premium for any Liquidation Value shall equal the net present value (if positive) of the payment stream equal to the difference between (i) each payment of dividends and mandatory redemption price the Purchaser would have received on account of such Liquidation Value at a 12% per annum dividend rate and (ii) each corresponding payment of dividends and mandatory redemption price the Purchaser would have received on account of such Liquidation Value at dividend rate equal to the sum of (A) the rate then being paid on United States Treasury Notes with maturities equal to the Weighted Average Life to Maturity of the remaining aggregate Liquidation Value of Senior Preferred Stock at the time of prepayment plus (B) 2.75% (the "PREFERRED TREASURY RATE") discounted at the Preferred Treasury Rate; PROVIDED that if the Parent is redeeming at the same time all of the outstanding Senior Preferred Stock and has previously redeemed or is redeeming, simultaneously with the redemption of the Senior Preferred Stock, all of the outstanding Class E Common Stock pursuant to the terms hereof and the Certificate of Designations, then the Optional Redemption Premium shall be reduced by the amount of the excess, if any, of (a) the sum of the aggregate Optional Redemption Price paid by the Parent and the aggregate Common Stock Redemption Price paid by the Parent over
(b) that amount which, if paid at the time of redemption, would have resulted in the Purchaser receiving a yield of 25% on their aggregate investments in the Senior Preferred Stock and the Class E Common Stock, taking into account all dividends and other distributions made on the Senior Preferred Stock and the Class E Common Stock prior to the time of redemption; and PROVIDED FURTHER, that in no event shall the Optional Redemption Premium be less than zero.

          (c) Notice of any redemption of Senior Preferred Stock pursuant to this Section 10.2 shall be given to each holder of the Senior Preferred Stock not less than thirty (30) nor more than sixty (60) days before the date fixed for redemption (the "OPTIONAL REDEMPTION DATE") and shall be accompanied by an Officer's Certificate of the Parent certifying as to: (i) the Optional Redemption Date, (ii) the aggregate Liquidation Value of all of the shares of Senior Preferred Stock to be so redeemed on such Optional Redemption Date,
(iii) the number
of shares of Senior Preferred Stock held by such holder to be redeemed on such Optional Redemption Date, (iv) the Optional Redemption Price to be paid in respect of each share certificate of Senior Preferred Stock held by such holder on such Optional Redemption Date and a calculation of such Optional Redemption Premium and (v) the amount of accrued and unpaid dividends to be paid to such holder on such Optional Redemption Date. Any notice of redemption pursuant to this Section 10.2 having been so given, the aggregate Optional Redemption Price payable in respect of the shares of Senior Preferred Stock specified in such notice shall become due and redeemable on such Optional Redemption Date.

          (d) Notwithstanding the foregoing provisions of this Section 10.2, an optional redemption of Senior Preferred Stock pursuant to this Section 10.2 may only be made if, on the Optional Redemption Date, such optional redemption is permitted by the provisions of this Securities Purchase Agreement based on the financial statements for the most recently completed Fiscal Quarter (or, if the most recently completed Fiscal Quarter was the fourth Fiscal Quarter of a Fiscal Year, based on financial statements for such Fiscal Year, which for this purpose may be unaudited) delivered pursuant to Section 15.1 hereof, and by applicable law.

     SECTION 10.3   MANDATORY OFFER TO REDEEM IN A PUT EVENT.

          (a) In the event that the Parent anticipates that a Put Event will occur, the Parent shall (i) deliver to each holder of Senior Preferred Stock a Notice and Offer to Redeem Preferred Stock pursuant to Section 10.3(b) hereof and (ii) if such holder accepts redemption as to the Senior Preferred Stock it holds by delivering a Section 10.3 Response pursuant to Section 10.3(d) hereof, redeem such Senior Preferred Stock as hereinafter provided. Any redemption of Senior Preferred Stock pursuant to this Section 10.3 shall be made at a redemption price equal to the Optional Redemption Price of the shares of Senior Preferred Stock to be redeemed.

          (b) Not later than thirty (30) days prior to the effective date of a Put Event, the Parent shall give written notice to each holder of Senior Preferred Stock of the pendency thereof and the right of such holders to elect to have their shares of Senior Preferred Stock redeemed hereunder arising as a result thereof (a "NOTICE AND OFFER TO REDEEM PREFERRED STOCK"). Such Notice and Offer to Redeem Preferred Stock shall state: (i) that such notice is delivered and such offer to redeem is made pursuant to this Section 10.3(b);
(ii) the date of and a description of the circumstances surrounding such Put Event; (iii) the date by which a holder of Senior Preferred Stock must deliver a
Section 10.3 Response pursuant to Section 10.3(d) hereof; (iv) the date on which the Parent shall redeem the Senior Preferred Stock if the holder of Senior Preferred Stock delivers a Section 10.3 Response pursuant to Section 10.3(d) hereof and the Put Event giving rise to the Notice and Offer to Redeem is consummated, which redemption date shall be a Business Day prior to the date the Put Event occurs (the "SPECIAL REDEMPTION DATE"); and (v) the amount of accrued and unpaid dividends to be paid with respect to shares of Senior Preferred Stock held by such holder on such Special Redemption Date if such shares of Senior Preferred Stock are redeemed pursuant to this Section 10.3; PROVIDED that, notwithstanding the foregoing provisions of this sentence, the Special Redemption Date specified in such Notice and Offer to Redeem Preferred Stock may be postponed, by five (5) Business Days' prior written notice from the Parent to each holder of Senior Preferred Stock to be redeemed, to the earliest subsequent date which allows compliance with the restrictions imposed by the last sentence of Section 10.3(c).

          (c) If the Parent fails to deliver to each holder of the Senior Preferred Stock the notice of a pending Put Event as required by this Section 10.3, any holder of Senior Preferred Stock may, upon obtaining knowledge of a pending or completed Put Event, notify the Parent of such Put Event in writing (the "STOCKHOLDER NOTICE"), whereupon the Parent shall, and any holder of Senior Preferred Stock may, promptly notify each other holder of Senior Preferred Stock of such pending or completed Put Event, the nature thereof and the date upon which it is scheduled to occur or did occur. In such event, redemption under this Section 10.3 shall occur not later than thirty (30) days after the date of such Stockholder Notice unless the Parent and such holder agree to a different date or unless such redemption is not accepted as provided in Section 10.3(d) below or unless the transactions underlying the Put Event are not consummated. Notwithstanding any other provision of this Securities Purchase Agreement, a redemption of Senior Preferred Stock pursuant to this Section 10.3 may only be made, if, on the Special Redemption Date, such redemption is permitted by the provisions of this Securities Purchase Agreement based on the financial statements for the most recently completed Fiscal Quarter (or, if the most recently completed Fiscal Quarter was the fourth Fiscal Quarter of a Fiscal Year, based on financial statements for such Fiscal Year, which for this purpose may be unaudited) delivered pursuant to Section 15.1 hereof, and by applicable law.

          (d) To accept an offer of redemption of Senior Preferred Stock pursuant to this Section 10.3, a holder thereof shall deliver to the Parent, on or before the tenth (10th) day following the date of receipt of the Notice and Offer to Redeem, such holder's notice that it accepts redemption pursuant to this Section 10.3 with respect to the shares of Senior Preferred Stock designated therein (a "SECTION 10.3 RESPONSE"). The Section 10.3 Response shall set forth the name of such holder and the statement that it accepts redemption pursuant to this Section 10.3 with respect to the shares of Senior Preferred Stock designated therein. Promptly and in any event within two (2) Business Days after receipt of such holder's Section 10.3 Response, the Parent shall, by written notice to such holder, acknowledge receipt thereof.

          (e) The provisions of this Section 10.3 are applicable to successive Put Events and no failure on the part of any holder to exercise any right under this Section 10.3 arising on account of any Put Event shall affect or impair any other right of such holder under this Securities Purchase Agreement upon the occurrence of any other or any subsequent Put Event. In any such Put Event, the Parent shall make a mandatory offer to redeem shares of Senior Preferred Stock pursuant to this Section 10.3 concurrently with the making of a mandatory offer to prepay the Mortgage Notes pursuant to Section 5.3 hereof (and a mandatory offer to redeem the Common Stock pursuant to Section
11.2 hereof).

     SECTION 10.4   EXCHANGE OF PREFERRED STOCK FOR EXCHANGE NOTES.

          (a) The Parent, at its option, may at any time require the holders of all of the then outstanding shares of Senior Preferred Stock to exchange the shares of Senior Preferred Stock held by them for Exchange Notes (a "SECTION
10.4 EXCHANGE") in accordance with this Section 10.4, which Exchange Notes shall be issued pursuant to, and governed by the terms and conditions of, this Securities Purchase Agreement. The Parent may not elect to exchange Exchange Notes for less than all outstanding shares of Senior Preferred Stock. Holders of outstanding shares of Senior Preferred Stock shall be entitled to receive $100.00 in principal amount of Exchange Notes in exchange for each share of Senior Preferred Stock to be exchanged by them at the time of exchange.

          (b) The Parent shall mail to each holder of record of the shares of Senior Preferred Stock written notice (an "EXCHANGE NOTICE") of its intention to effect an exchange pursuant to this Section 10.4 not less than thirty (30) nor more than ninety (90) days prior to the Dividend Payment Date fixed for the exchange (the "EXCHANGE DATE"). Each such Exchange Notice shall state: (i) the Exchange Date, (ii) the place or places where certificates for such shares of Senior Preferred Stock are to be surrendered for exchange into Exchange Notes,
(iii) the number of shares of Senior Preferred Stock held by such holder to be exchanged and (iv) that dividends on the shares of Senior Preferred Stock to be exchanged shall cease to accrue on such Exchange Date. On or prior to the Exchange Date, each holder of shares of Senior Preferred Stock shall surrender to the Parent, at the office maintained by the Parent pursuant to Section 12.1 hereof, certificates evidencing at least the number of shares of Senior Preferred Stock specified in the Exchange Notice, duly endorsed or assigned pursuant to a separate instrument, against delivery in exchange therefor on the Exchange Date of an aggregate principal amount of Exchange Notes equal to the Liquidation Value of the shares of Senior Preferred Stock being surrendered and payment in cash of accrued but unpaid dividends through the Exchange Date on the Senior Preferred Stock being surrendered. The Parent shall issue to each Person surrendering Senior Preferred Stock one or more Exchange Notes, registered in the name of such Person or such nominee as may be specified by such Person, dated the Exchange Date; PROVIDED that the Exchange Date shall not be deemed to occur and a Section 10.4 Exchange shall not be deemed to be effective with respect to the Senior Preferred Stock held by a holder until the issuance to such holder of the Exchange Notes to be received by it in the Section 10.4 Exchange.

          (c) Upon issuance of the Exchange Notes to be issued pursuant to this Section 10.4, dividends on the shares of the Senior Preferred Stock to be exchanged shall cease to accrue, said shares shall no longer be deemed to be issued and outstanding, and all rights of the holders thereof as stockholders of the Parent shall cease and terminate, except the right to receive from the Parent payment of any accrued and unpaid dividends, including without limitation the final dividend, on such shares.

     SECTION 10.5 ACQUISITION, ETC. OF PREFERRED STOCK. The Parent shall not, and shall not permit any Subsidiary or Affiliate to, purchase, redeem or otherwise acquire any shares of Senior Preferred Stock except as expressly permitted by the terms hereof and of the Certificate of Incorporation and unless not prohibited by California or Delaware law.

     SECTION 10.6 HOME OFFICE PAYMENT. Notwithstanding any provision to the contrary in this Securities Purchase Agreement, the Certificate of Designations or the Senior Preferred Stock, the Parent shall punctually pay in immediately available funds by 12:00 P.M. New York City time on the date payment is due all amounts payable to you with respect to any Senior Preferred Stock held by you or your nominee (without the necessity for any presentation or surrender thereof or any notation of such payment thereon other than upon payment of the

Liquidation Value thereof) in the manner and at the address for such purpose specified below your name in SCHEDULE I hereto, or at any other address within the continental United States as you may from time to time direct in writing.

     SECTION 10.7 REMEDIES. With respect to any material misrepresentation or breach of warranty or covenant made by the Parent in this Securities Purchase Agreement, the holder of any shares of Senior Preferred Stock may exercise any right, power or remedy permitted to it by law, either by suit, in equity or by action at law or both, whether for specific performance of any covenant or agreement contained in this Securities Purchase Agreement, or for an injunction against a violation of any of the terms of this Securities Purchase Agreement, or in aid of the exercise of any power granted in this Securities Purchase Agreement, or may proceed to enforce any other legal or equitable right of the holder of such Senior Preferred Stock. No remedy herein conferred upon any holder of Senior Preferred Stock is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in equity, by statute or otherwise. No course of dealing on the part of any holder of Senior Preferred Stock, or any delay or failure on the part of any such holder to exercise any right or power, shall operate as a waiver of such right or power or otherwise prejudice the rights, powers and remedies of such holder or of any other holder. No failure to insist upon strict compliance with any covenant, term, condition or other provision of this Securities Purchase Agreement shall constitute a waiver by any holder of Senior Preferred Stock of any such covenant, term, condition or other provision or of any default in connection therewith. To the extent effective under applicable law, the Parent hereby agrees to waive, and does hereby absolutely and irrevocably waive and relinquish, the benefit and advantage of any valuation, stay, appraisement, extension or redemption laws now existing or that may hereafter exist that, but for this provision, might be applicable to any sale made under any judgment, order or decree of any court, or otherwise.


             PART VI.  PROVISIONS RELATING SOLELY TO CLASS E COMMON STOCK

                SECTION 11.  MANDATORY REDEMPTION; REGISTRATION RIGHTS

     SECTION 11.1 RESTRICTIONS ON TRANSFER OF AND RIGHTS WITH RESPECT TO THE CLASS E COMMON STOCK. The Class E Common Stock shall be freely transferable by the holder thereof, subject only to restrictions on such transfer imposed by
(i) the provisions of the Stockholders Agreement and (ii) the Securities Act and applicable state law in respect of the transfer of the Class E Common Stock.

     SECTION 11.2   MANDATORY OFFER TO REDEEM IN A PUT EVENT.

          (a) If any Put Event or Class E Common Stock Put Event shall occur, the Parent shall (1) deliver to each holder of Class E Common Stock a Notice and Offer to Redeem Common Stock pursuant to Section 11.2(b) hereof and
(2) if such holder accepts redemption as to the Class E Common Stock it holds by delivering a Section 11.2 Response pursuant to Section 11.2(d) hereof, redeem such Class E Common Stock as hereinafter provided.

                 (i) In the event of a Put Event, the redemption price for a share of Class E Common Stock pursuant to this Section 11.2 shall be an amount equal to (A) the fair market value of the Parent and its Subsidiaries, as determined by an independent appraiser approved by holders of at least 51% of the then outstanding shares of Class E Common Stock purchased by the Purchaser hereunder or, at the option of such holders, if a third party is to purchase all of the Parent's outstanding capital stock or assets in an arm's length transaction, the actual price to be paid for such stock or assets by such third party (which actual price shall be net of liabilities being paid or assumed in connection with such transaction), divided by (B) the number of shares of Common Stock then outstanding.

                 (ii) In the event of a Class E Common Stock Put Event, the redemption price for a share of Class E Common Stock pursuant to this
     Section 11.2 shall be an amount equal to (A) six (6) multiplied by EBITDA for the twelve calendar months immediately preceding the date of the Notice and Offer to Redeem Common Stock (defined below) PLUS (B) all cash of the Parent and its Subsidiaries as of the end of the calendar month immediately preceding the date of the Notice and Offer to Redeem Common Stock MINUS
     (C) the sum of Consolidated Funded Debt as of the end of the calendar month immediately preceding the date of the Notice and Offer to Redeem Common Stock, the Liquidation Value of the Senior Preferred Stock on the Special Redemption Date (defined below) and $2,700,000 minus the redemption price paid for all of the Junior Preferred Stock on the Special Redemption Date MINUS (D) 3% of the sum of the amounts in clauses (A), (B) and (C) (the "COMMON STOCK REDEMPTION PRICE"), divided by (D) the number of shares of Common Stock then outstanding.

          (b) Not later than thirty (30) days prior to the effective date of a Put Event or Class E Common Stock Put Event, the Parent shall give written notice to each holder of Class E Common Stock of the pendency thereof and the right of such holders to elect to have their shares of Class E Common Stock redeemed hereunder arising as a result thereof (a "NOTICE AND OFFER TO REDEEM COMMON STOCK"). Such Notice and Offer to Redeem Common Stock shall state:
(i) that such notice is delivered and such offer to redeem is made pursuant to this Section 11.2; (ii) the date of and a description of the circumstances surrounding such Put Event or Class E Common Stock Put Event; (iii) the date by which a holder of Class E Common Stock must deliver a Section 11.2 Response pursuant to Section 11.2(d) hereof; (iv) the date on which the Parent shall redeem the Class E Common Stock if the holder of Class E Common Stock delivers a Section 11.2 Response pursuant to Section 11.2(d) hereof and the Put Event or Class E Common Stock Put Event giving rise to the Notice and Offer to Redeem Common Stock is consummated, which redemption date shall be a Business Day prior to the date the Put Event or Class E Common Stock Put Event occurs (the "SPECIAL REDEMPTION DATE"); and (v) the amount of accrued and unpaid dividends to be paid with respect to shares of Class E Common Stock held by such holder on such Special Redemption Date if such shares of Class E Common Stock are redeemed pursuant to this Section 11.2; PROVIDED that, notwithstanding the foregoing provisions of this sentence, the Special Redemption Date specified in such Notice and Offer to Redeem Common Stock may be postponed, by two (2) Business Days' prior written notice from the Parent to each holder of Class E Common Stock to be redeemed, to the earliest subsequent date which allows compliance with the restrictions imposed by the last sentence of Section 11.2(c).

          (c) If the Parent fails to deliver to each holder of the Class E Common Stock the notice of a pending Put Event or Class E Common Stock Put Event as required by this Section 11.2, any holder of Class E Common Stock may, upon obtaining knowledge of a pending or completed Put Event or Class E Common Stock Put Event, notify the Parent of such Put Event or Class E Common Stock Put Event in writing (the "CLASS E STOCKHOLDER NOTICE"), whereupon the Parent shall, and any holder of Class E Common Stock may, promptly notify each other holder of Class E Common Stock of such pending or completed Put Event or Class E Common Stock Put Event, the nature thereof, and the date upon which it is scheduled to occur or did occur. In such event, redemption under this Section 11.2 shall occur not later than thirty (30) days after the date of such Class E Stockholder Notice, unless the Parent and such holder agree to a different date or unless such redemption is not accepted as provided in Section 11.2(d) below. Notwithstanding any other provision of this Securities Purchase Agreement, a redemption of Class E Common Stock pursuant to this Section 11.2 may only be made, if, on the Special Redemption Date, such redemption is permitted by the provisions of this Securities Purchase Agreement based on the financial statements for the most recently completed Fiscal Quarter (or, if the most recently completed Fiscal Quarter was the fourth Fiscal Quarter of a Fiscal Year, based on financial statements for such Fiscal Year, which for this purpose may be unaudited) delivered pursuant to Section 15.1 hereof and by applicable law.

          (d) To accept an offer of redemption of Class E Common Stock pursuant to this Section 11.2, a holder thereof shall deliver to the Parent, on or before the tenth (10th) day following the date of receipt of the Notice and Offer to Redeem, such holder's notice that it accepts redemption pursuant to this Section 11.2 with respect to the shares of Class E Common Stock designated therein (a "SECTION 11.2 RESPONSE"). The Section 11.2 Notice shall set forth the name of such holder and the statement that it accepts redemption pursuant to this Section 11.2 with respect to the shares of Class E Common Stock designated therein. Promptly and in any event within two (2) Business Days after receipt of such holder's Section 11.2 Response, the Parent shall, by written notice to such holder, acknowledge receipt thereof.

          (e) The provisions of this Section 11.2 are applicable to successive Put Events or Class E Common Stock Put Events and no failure on the part of any holder to exercise any right under this Section 11.2 arising on account of any Put Event or Class E Common Stock Put Event shall affect or impair any other right of such holder under this Securities Purchase Agreement upon the occurrence of any other or any subsequent Put Event or Class E Common Stock Put Event. In any such Put Event or Class E Common Stock Put Event, the Parent shall make a mandatory offer to redeem shares of Class E Common Stock pursuant to this Section 11.2 concurrently with the making of an offer to redeem the Senior Preferred Stock pursuant to Section 10.3 hereof.

     SECTION 11.3 REGISTRATION RIGHTS. A holder of Class E Common Stock shall have the right to have such shares registered under the Securities Act by the Parent in accordance with the terms of the Registration Rights Agreement attached as EXHIBIT I hereto.

     SECTION 11.4 REMEDIES. With respect to any material misrepresentation or breach of warranty or covenant made by the Parent in this Securities Purchase Agreement, the holder of any shares of Class E Common Stock may exercise any right, power or remedy permitted to it by law, either by suit, in equity or by action at law or both, whether for specific performance of any covenant or agreement contained in this Securities Purchase Agreement, or for an injunction against a violation of any of the terms of this Securities Purchase Agreement, or in aid of the exercise of any power granted in this Securities Purchase Agreement, or may proceed to enforce any other legal or equitable right of the holder of such Class E Common Stock. No remedy herein conferred upon any holder of Class E Common Stock is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in equity, by statute or otherwise. No course of dealing on the part of any holder of Class E Common Stock, or any delay or failure on the part of any such holder to exercise any right or power, shall operate as a waiver of such right or power or otherwise prejudice the rights, powers and remedies of such holder or of any other holder. No failure to insist upon strict compliance with any covenant, term, condition or other provision of this Securities Purchase Agreement shall constitute a waiver by any holder of Class E Common Stock of any such covenant, term, condition or other provision or of any default in connection therewith.
To the extent effective under applicable law, the Parent hereby agrees to waive, and does hereby absolutely and irrevocably waive and relinquish, the benefit and advantage of any valuation, stay, appraisement, extension or redemption laws now existing or that may hereafter exist that, but for this provision, might be applicable to any sale made under any judgment, order or decree of any court, or otherwise.


                   PART VII.  PROVISIONS RELATING TO ALL SECURITIES

            SECTION 12.  CERTAIN COVENANTS OF THE PARENT AND THE COMPANY.

     Each of the Parent and the Company covenants and agrees for the benefit of each holder of Securities that so long as any of the Securities shall remain outstanding:

     SECTION 12.1 MAINTENANCE OF OFFICE. Each of the Parent and the Company shall maintain at the office located at the address for notices to the Company or the Parent provided in Section 17.1 hereof an office where notices, presentations and demands in respect of this Securities Purchase Agreement and the Securities may be given to and made upon the Company or the Parent; PROVIDED that the Company or the Parent, may, upon fifteen (15) Business Days' prior written notice to the holders of the Securities, move such office to any other location within the continental boundaries of the United States. Each of the Parent and the Company hereby agrees that it shall pay, and shall save any holder of a Security issued by it harmless against liability for, any stamp or other tax or governmental charge imposed in respect of any transfer of the Security resulting from such change in office; and said obligation of the Parent and the Company shall survive the payment or prepayment of the Notes, the redemption of the Senior Preferred Stock and the Class E Common Stock, the termination of this Securities Purchase Agreement and the reconveyance of the Deeds of Trust.

     SECTION 12.2 CORPORATE EXISTENCE. Each of the Parent, the Company and the Subsidiaries each shall take and fulfill, or cause to be taken and fulfilled, all actions and conditions necessary to preserve and keep in full force and effect its existence, rights and privileges as a corporation, shall not liquidate or dissolve and shall take and fulfill, or cause to be taken and fulfilled, all actions and conditions necessary to qualify, and to preserve and keep in full force and effect its qualification to do business as a foreign corporation in the jurisdictions in which the failure to so qualify would have a Material Adverse Effect.

     SECTION 12.3   GENERAL MAINTENANCE OF PROPERTIES AND BUSINESS, ETC.

          (a)    Each of the Parent, the Company and the Subsidiaries shall:

               (i) maintain its property in good condition, subject to wear and tear in the ordinary course of business, and make all reasonable and necessary renewals, replacements, additions, betterments and improvements thereof and thereto, so that the business carried on in connection therewith may be conducted properly at all times;

              (ii) keep proper books of record and accounts in which entries shall be made of its business transactions in accordance with and to the extent required by generally accepted accounting principles; and

             (iii) set aside on its books from its earnings for each Fiscal Year, in amounts deemed adequate in the reasonable opinion of the Parent or the Company, as the case may be, all proper accruals and reserves that, in accordance with generally accepted accounting principles, should be set aside from such earnings in connection with its business, including reserves for depreciation, obsolescence and/or amortization, third party insurance payment and claims and accruals for taxes based on or measured by income or profits and for all other taxes.

          (b) With respect specifically to the Mortgaged Property, the Company covenants:

               (i) to keep the Mortgaged Property in good condition and repair, subject to wear and tear in the ordinary course of business;

              (ii) not to demolish the Mortgaged Property or any part thereof (other than an immaterial portion of the Property in connection with a minor repair);

             (iii) to complete or restore promptly and in good and workmanlike manner the Mortgaged Property or any part thereof which may be damaged or destroyed;

              (iv) except as are being contested under Section 12.11 below, to pay when due all claims for work performed and for materials furnished on or to the Mortgaged Property, and to pay any and all liens or encumbrances arising out of or resulting from work performed or materials supplied on or to the Mortgaged Property;

               (v) to comply with and not suffer violations of (A) any and all laws, ordinances, regulations and standards, (B) any and all covenants, conditions, restrictions and equitable servitudes, whether public or private, of every kind and character, and (C) all requirements of insurance companies and any bureau or agency which establishes standards of insurability, which laws, covenants or requirements materially affect the Mortgaged Property and pertain to acts committed or conditions existing thereon, including, without limitation, such work of alteration, improvement or demolition as such laws, covenants or requirements mandate;

              (vi) not to commit or permit waste of the Mortgaged Property or any part thereof;

             (vii) to do all other acts which from the character or use of the Mortgaged Property may be reasonably necessary to maintain and preserve its value;

            (viii) to perform all obligations required to be performed in any leases, conditional sales contracts or like agreements materially affecting all or any portion of the Mortgaged Property or the operation, occupation or use thereof; and

              (ix) to make no further assignment of rents of the Mortgaged Property.

          (c) The Company shall execute and, where appropriate, acknowledge and deliver such further instruments as you deem reasonably necessary or appropriate to preserve, continue, perfect and enjoy the security provided by the Security Documents, including, without limitation, assignments of the Company's interest in leases of all or any portion of the Mortgaged Property.

          (d) Neither the Company nor any Subsidiary shall engage in any material line of business other than the lines of business in which the Company and its Subsidiaries are engaged on the Closing Date as generally described in the Offering Memorandum or in related extensions of such lines of business.

     SECTION 12.4     INSPECTION.

          Each of the Parent and the Company shall permit, and shall cause each of the Subsidiaries to permit, any holder of any Security, by its representatives, agents or attorneys, (a) to examine all of its books of account, records, reports and other papers, (b) to make copies and take extracts from any thereof, (c) to discuss its affairs, finances and accounts with its officers and independent certified public accountants (and by this provision each of the Parent and the Company hereby authorizes said accountants to discuss with any such holder the finances and accounts of the Parent, the Company and the Subsidiaries) and (d) to visit and inspect, at reasonable times, upon reasonable prior notice, the properties of each of the Parent and the Company and the Subsidiaries, in each case to the extent permitted by applicable federal and state law. Each such inspection shall be at the expense of the Person making the inspection, unless such inspection shall be made during the continuance of an Event of Default

(in which event, the reasonable expense of any such inspection shall be borne by the Parent or the Company); PROVIDED that in the absence of an Event of Default, each holder shall be entitled to have its reasonable expenses of one such inspection during each Fiscal Year paid or reimbursed by the Parent or the Company and, for such purpose, no visit or inspection by any representative, agent or designee of such holder attending any meeting of the Board as a member of the Board at or around the time of such meeting of the Board shall be deemed to constitute an inspection for the purposes of this Section 12.4. Notwithstanding the foregoing sentence, it is understood and agreed by each of the Parent and the Company that all expenses in connection with any such inspection incurred by the Parent or the Company or any Subsidiary, any officers and employees thereof and the attorneys and independent certified public accountants therefor shall be expenses payable by the Parent and the Company and shall not be expenses of the Person making any inspection.

     SECTION 12.5     COMPLIANCE WITH LAW, ETC.  Neither the Parent, the
Company nor any Subsidiary shall (a) violate any laws, ordinances or governmental rules or regulations to which it is or may become subject, the violation of which is reasonably likely, in the aggregate, to have a Material Adverse Effect, or (b) fail to obtain or maintain any patents, trademarks, service marks, trade names, copyrights, design patents, licenses, permits, franchises or other governmental authorizations necessary to the ownership of its property or to the conduct of its business, except where the failure so to obtain or maintain the foregoing, either individually or in the aggregate, is not reasonably likely to have a Material Adverse Effect. The Company shall use and operate the Mortgaged Property for lawful purposes in full compliance in all material respects with all laws and ordinances and all governmental rules and regulations to which it is subject.

     SECTION 12.6     PAYMENT OF TAXES AND CLAIMS.   Each of the Parent and the
Company shall pay and discharge promptly when due:

          (a) prior to delinquency, all taxes, assessments, levies and charges imposed by any public or quasi-public authority or utility company upon the Company or the Parent, its income or profits or any of its properties;

          (b) after notice and prior to delinquency, all taxes, assessments, levies and charges imposed by any public authority upon any Mortgage Noteholder by reason of its interest in the Mortgaged Property created hereby, under the Deeds of Trust or by reason of any payment, or portion thereof, made hereunder to any holder of any Security; PROVIDED that the Company shall have no obligation to pay or discharge any holder's business or franchise taxes, federal or state income taxes or other taxes and which are measured by and imposed upon the holder's net or gross income or receipts; and

          (c) all lawful claims of materialmen, mechanics, carriers, warehousemen, landlords and other similar Persons for labor, materials, supplies and rentals that, if unpaid, might by law become a Lien upon all or a portion of the Mortgaged Property or any of its other property;

PROVIDED that none of the foregoing need be paid while the same is being contested in good faith by appropriate proceedings diligently conducted in accordance with the conditions of Section 12.11 below. Neither the Parent nor the Company shall be a party to or bound by or obligated under any tax sharing or similar agreement.

     SECTION 12.7     ERISA.

          (a) The Company and the ERISA Affiliates each shall take all actions and fulfill all conditions necessary to maintain any and all Plans in substantial compliance with applicable requirements of ERISA, the Code and applicable foreign law until such Plans are terminated, and the liabilities thereof discharged, in accordance with applicable law.

          (b) No Pension Plan shall have any "accumulated funding deficiency" (within the meaning of Section 412 of the Code), which deficiency could have a Material Adverse Effect.

          (c) The Company and the ERISA Affiliates each shall take and fulfill all actions and conditions necessary to maintain, and shall maintain, substantial compliance of any and all Plans established or maintained, or to which contributions are made, by the Company and the ERISA Affiliates with the requirements of ERISA and the rules and regulations adopted thereunder, in each case as in effect at the time.

     SECTION 12.8 TRANSACTIONS WITH AFFILIATES. Neither the Company, the Parent nor any of the Subsidiaries shall enter into any transaction (including, without limitation, the purchase, sale or exchange of property, the rendering of any services or the payment of management fees) with any Affiliate except in the ordinary course of, and pursuant to the reasonable requirements of, its business, and in good faith and upon terms that are commercially reasonable to the Company or the Parent, as applicable, directly or indirectly, and that are no less favorable to the Company or the Parent, directly or indirectly, than it would obtain in a comparable arm's-length transaction with a Person other than an Affiliate.

     SECTION 12.9 MERGER OR CONSOLIDATION. Neither the Parent nor the Company shall, and each shall not permit any of its Subsidiaries to, merge into or consolidate with any other Person or permit any other Person to merge into or consolidate with it if, after giving effect to such merger or consolidation, a Default or Event of Default will occur.

     SECTION 12.10    INDEMNIFICATION.

          (a) Except as provided in subsection (c) below, each of the Parent and the Company shall defend, protect, indemnify and hold harmless you, your directors, officers, employees, attorneys and agents and each Person, if any, who controls you within the meaning of the Securities Act or the Exchange Act (any and all of whom are referred to as the "Indemnified Party") against, and shall protect, save and hold harmless each Indemnified Party from and against, any and all claims, demands, loss, damage, liability (joint or several), expense or cost (including all legal fees or other expenses reasonably incurred by any Indemnified Party in connection with the preparation for or defense of any pending or threatened claim, action or proceeding, whether or not resulting in any liability) imposed on, incurred by or asserted against such Indemnified Party (whether or not such Indemnified Party is a party thereto) under any applicable federal or state law or otherwise caused by or arising out of, or allegedly caused by or arising out of (i) the Mortgaged Property or any part thereof,
(ii) this Securities Purchase Agreement and any amendments, modifications, consents or supplements hereto or any transaction contemplated hereby, other than losses, claims, damages or liabilities resulting from any misrepresentation made by you in Section 2 hereof, subject to subsection (c) below, (iii) the other Agreements and any amendments, modifications, consents or supplements to any thereof, or any action or inaction by the Company or the Parent in connection with any thereof, (iv) the enforcement of any agreement, restriction or legal requirement affecting the Mortgaged Property or any part thereof,
(v) any Default or Event of Default, or (vi) the design, financing, mortgaging, construction, purchase, sale, acceptance, rejection, ownership, acquisition, delivery, non-delivery, shipment, lease, sublease, rental, preparation, possession, use, non-use, operation, condition, maintenance, repair, restoration, modification, storage, transportation, transfer of title, abandonment, return, or any application, disposition or transfer of all or any part of the Mortgaged Property or the imposition of any Lien (or incurrence of any liability to refund or pay over any amount as a result of such Lien) on the Mortgaged Property or any interest therein other than Permitted Liens.

          (b) The matters covered by the indemnification provided for in subsection (a) above shall include, without limitation, any claim or penalty arising from (i) violations of laws, or in tort (by application of the doctrine of strict liability or otherwise), (ii) the negligence of any Indemnified Party,
(iii) latent or other defects, whether or not discoverable by such Indemnified Party, the Company, the Parent or any other Person, (iv) loss of or damage to any property or the environment, (v) violation of any Environmental Law or the presence of any Hazardous Material or other waste on all or any portion of the Mortgaged Property, (vi) death of or injury to any person and (vii) any claim for patent, trademark or copyright infringement. In addition, each Indemnified Party shall be entitled to indemnity hereunder whether such indemnity arises because of an act or omission by such Indemnified Party or otherwise, whether or not the claims giving rise to indemnity hereunder are also indemnified against by any other Person under any other document, and whether or not the transactions contemplated hereby are consummated.

          (c) Notwithstanding any of the indemnities set forth above, each of the Parent and the Company shall not indemnify any Indemnified Party for any loss, damage, liability, cost or expense (i) arising from the bad faith, willful misconduct or gross negligence of such Indemnified Party or (ii) resulting from any untrue statement of a material fact contained in a registration statement, prospectus, preliminary prospectus or any amendment or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent that such untrue statement or omission is contained in any information or affidavit furnished in writing by an Indemnified Party.

          (d) Promptly after receipt by an Indemnified Party of notice of any claim, action or proceeding with respect to which an Indemnified Party is entitled to indemnity hereunder, such Indemnified Party shall notify the Company or the Parent of such claim or the commencement of such action or proceeding; PROVIDED that the failure of an Indemnified Party to give notice as provided herein shall not relieve the Company or the Parent of its obligations under this Section 12.10 with respect to such Indemnified Party, except to the extent that the Company or the Parent is actually prejudiced by such failure. The Parent and the Company shall assume the defense of such claim, action or proceeding and shall employ counsel satisfactory to the Indemnified Party and shall pay the reasonable fees and expenses of such counsel. Notwithstanding the preceding sentence, the Indemnified Party shall be entitled, at the expense of the Company and the Parent, to employ counsel separate from counsel for the Company and for any other party in such action if the Indemnified Party reasonably determines that a conflict of interest or other reasonable basis exists which makes representation by counsel chosen by the Company not advisable. If an Indemnified Party (or any of its officers, directors, employees or attorneys) appears as a witness in any action or proceeding brought against the Company or the Parent in which an Indemnified Party is not named as a defendant, each of the Parent and the Company agrees to reimburse such Indemnified Party for all out-of-pocket expenses incurred by it (including reasonable fees and expenses of counsel) in connection with its appearing as a witness. The obligations of each of the Parent and the Company under this Section 12.10 shall survive the payment or prepayment of the Notes, the redemption of the Senior Preferred Stock and the Class E Common Stock, the termination of this Securities Purchase Agreement and the reconveyance of the Deeds of Trust.

     SECTION 12.11 LIENS. The Company shall not create, incur or suffer to exist any Lien on all or any portion of the Mortgaged Property other than Permitted Liens. The Company shall pay, at or prior to maturity, all obligations secured by or reducible to Liens which shall now or hereafter encumber or appear to encumber the Mortgaged Property or any part thereof or interest therein, including, without limitation, all claims for work or labor performed, or materials or suppliers furnished, in connection with any work of demolition, alteration, improvement of or construction upon all or any portion of the Mortgaged Property. The Company shall have the right to contest in good faith any such obligation or claim provided such contest shall be prosecuted diligently and in a manner not prejudicial to the Mortgage Noteholders, and if
(a) a judgment adverse to the Company is obtained, such judgment shall be fully paid or discharged within thirty (30) days after the entry of such judgment or shall be appealed prior to the expiration of the period of time in which an appeal must be filed and (b) a final, non-appealable judgment adverse to the Company is obtained, such judgment shall be fully paid or discharged within thirty (30) days after the entry of such judgment. Upon demand by the Mortgage Noteholders, the Company shall defend, indemnify and hold the Mortgage Noteholders harmless against any such obligation or claim so contested by the Company, and upon demand by the Mortgage Noteholders, the Company shall make suitable provision by payment to the Mortgage Noteholders or by posting a bond or other security reasonably satisfactory to the Mortgage Noteholders for the possibility that the contest will be unsuccessful, including, if the Mortgage Noteholders request, a one-and-one half times bond with respect to mechanics' or materialmen's Liens, if available. Such provision shall be made within fifteen
(15) days after demand therefor and, if made by payment of funds to the Mortgage Noteholders, the amount so deposited shall be disbursed in accordance with the resolution of the contest either to the Company or the adverse claimant. If the Company fails to post a suitable bond or other acceptable security as provided, the Mortgage Noteholders may remove or pay such Lien at the Company's expense. Notwithstanding anything in the foregoing to the contrary, if the Lien to be contested is senior to the Lien of the applicable Deed of Trust, the Company shall, within ten (10) days after the Mortgage Noteholders' demand, remove or pay such Lien, and, if the Company shall fail to do so, the Mortgage Noteholders may do so at the Company's expense, and any amount so advanced by the Mortgage Noteholders shall be secured by the Deeds of Trust.

     SECTION 12.12 SUBSIDIARY DIVIDENDS. Except as expressly permitted herein, each of the Parent and the Company shall not and shall not permit any Subsidiary to enter into any agreement, instrument or other document which prohibits or restricts in any way the payment of dividends or other distributions on or with respect to the capital stock of any Subsidiary if the effect thereof is (or could reasonably be expected) to reduce the amount of cash payments to be made (or permitted to be made), directly or indirectly, to the Parent by an amount that exceeds (or could reasonably be expected to exceed) $1,656,000 during any period of twelve consecutive months.

     SECTION 12.13 DIVIDENDS. Without the prior written consent of the holders of 51% of the aggregate outstanding principal amount of the Mortgage Notes issued and outstanding, each of the Parent and the Company shall not (a) declare or pay any dividend or other distribution, direct or indirect, in respect of any shares of the Common Stock of the Parent, the Company or any Subsidiary or (b) purchase, redeem, retire or otherwise acquire any shares of Common Stock of the Parent, the Company or any Subsidiary (or of any warrants, rights or options evidencing a right to purchase or acquire any such shares). Dividends may be paid on any shares of Senior Preferred Stock or Junior Preferred Stock if (i) permitted by applicable law, (ii) the ratio calculated pursuant to Section 12.21 is at least 1.15/1.00 and (iii) no Default or Event of Default exists.

     SECTION 12.14 TAX CONSOLIDATION. Each of the Parent and the Company shall not and shall not permit any of its Subsidiaries to file or consent to the filing of any consolidated income tax return with any Person other than a Subsidiary.

     SECTION 12.15    ENVIRONMENTAL LAW COMPLIANCE.

          (a) HAZARDOUS SUBSTANCES. Each of the Parent and the Company shall at all times comply and cause each Subsidiary to comply, in all material respects, with all Environmental Laws applicable to it, except to the extent that the failure to comply therewith is not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect and indemnify, pay and hold each holder of Securities harmless from and against any and all losses, costs (including reasonable attorneys' fees), liabilities and damages whatsoever incurred by such holder of Securities by reason of (i) any liability of the Company, the Parent or any of the Subsidiaries under any applicable Environmental Laws, (ii) any violation of any applicable Environmental Laws for which the Company, the Parent or any of the Subsidiaries is liable or which is related to any real estate or other facility owned, leased or operated by the Company, the Parent or any of the Subsidiaries or (iii) the imposition of any governmental Lien for the recovery of environmental cleanup or response costs expended by reason of any such liability or violation.

          (b) CLEANUP ORDERS; FURTHER ASSURANCE. Each of the Parent and the Company shall provide each holder of Securities promptly with a copy of any notice received by the Parent, the Company or any Subsidiary from any governmental agency stating that the Parent, the Company or such Subsidiary has become liable for the cost of investigating, removing or remediating Hazardous Materials or subject to a cleanup order or decree, or a fine or penalty issued or imposed, by an agency having jurisdiction over the Company, the Parent or any such Subsidiary if the Company or the Parent believes or reasonably should believe that the matter that is the subject of such notice is, individually or in the aggregate, reasonably likely to have a Material Adverse Effect.

          (c) The Company shall deliver to each holder of Securities semiannually (i) a report of the Company's Chief Financial Officer regarding
(A) the status of the removal of the underground storage tanks at the Real Property Collateral located in Fresno, California, and (B) the monitoring of the groundwater in connection with the Chateau Fresno Landfill, together with
(ii) copies of all engineering reports of Geraghtey and Miller Development Company that the Company receives with respect to the Chateau Fresno Landfill. The Company further agrees that, with respect to all of its properties, it will engage in such other environmental monitoring and, if necessary, remediation, as is prudent under the circumstances.

     SECTION 12.16 INSURANCE. The Company shall maintain, or cause to be maintained, in full force and effect, with such insurers, amounts, coverages and forms reasonably satisfactory to and approved by the Mortgage Noteholders, insurance as follows:

          (a) REQUIRED INSURANCE COVERAGES AND LIMITS. The Company agrees that it shall at its own cost and expense and at all times during the term carry and maintain or cause to be carried and maintained:

          (i) CASUALTY INSURANCE -- "all risk" property insurance on the Mortgaged Property in any amount equal to the replacement cost of the Mortgaged Property, PROVIDED that flood and earthquake insurance shall be subject to availability on commercially practicable terms;

          (ii) LIABILITY INSURANCE -- comprehensive general liability insurance (including, without limitation, blanket contractual, personal injury, XCU hazards, products/completed operations, independent contractors, sudden and accidental pollution liability, gradual pollution liability, "failure to supply" and broad form property damage) applicable to the Mortgaged Property in such amounts as from time to time are usually carried by corporations similar to the Company owning or leasing and operating similar properties in similar locations, PROVIDED that gradual pollution liability, sudden and accidental pollution liability and "failure to supply" shall be subject to availability on commercially practicable terms; and PROVIDED FURTHER that the Company shall be required to carry and maintain liability insurance applicable to the Mortgaged Property in a minimum amount equal to $6,000,000;

          (iii) FIDELITY BONDS -- fidelity bonds covering all employees of the Company who have responsibility for handling funds of the Company in the minimum amount of $25,000 or in such greater amount as is usually carried by corporations similar to the Company owning or leasing and operating similar properties;

          (iv) WORKER'S COMPENSATION -- worker's compensation insurance with respect to employees of the Company sufficient to meet the statutory requirements of the State of California; and

          (v) OTHER INSURANCE -- such other insurance with respect to its property and business of such a nature, with such terms and in such amounts, as a reasonably prudent person would maintain with respect to similar properties and a similar business, and, in any event, shall maintain insurance on all its property of a character usually insured by corporations engaged in the same or a similar business similarly situated against loss or damage of the kinds and in the amounts customarily insured against and for by such corporations.

All the foregoing insurance policies shall be subject to such deductible amounts and retentions as are usual and customary for corporations similar to the Company owning or leasing and operating similar properties, but in no event greater than reasonably acceptable to the Noteholders. In addition, the Company shall require worker's compensation and liability coverage by contractors and major subcontractors at all times that any of the foregoing shall be performing services on all or any portion of the Mortgaged Property.

          (b) ADDITIONAL INSUREDS; LOSS PAYEES. All insurance hereunder shall name the Mortgage Noteholders and such other parties as the Noteholders may designate as additional insureds as their respective interests may appear (in the case of insurance required by clauses (a)(iii) - (v), to the extent permitted under applicable law and available from the respective insurers). All insurance referred to in clause (a)(i) above shall name the Mortgage Noteholders as loss payee. The Company agrees to effect all insurance provided for in this
Section 12.16 with the insurance companies presently providing insurance to the Company specified in Item 2.16 of Schedule II or such other insurers as are reasonably acceptable to the Mortgage Noteholders. All such policies referred to in clauses (a)(i) and (a)(ii) and such other policies as to which the Mortgage Noteholders are named as an additional insured or loss payee, as the case may be, shall (i) provide that the same shall not be cancelled, materially modified or terminated without at least thirty (30) days' (or twenty (20) days' in the case of nonpayment of premium) prior written notice to each insured and each loss payee named therein, (ii) provide for at least thirty (30) days' prior written notice to each insured and each loss payee named therein of the date on which such policies shall terminate by lapse of time if not renewed,
(iii) contain a breach-of-warranty clause providing that the respective interests of the Mortgage Noteholders or any other additional insured or loss payee shall not be invalidated by any action or inaction of the Company or any other Person, (iv) insure the Mortgage Noteholders and any other additional insured or loss payee regardless of any breach or violation by the Company or any other Person of any warranties, declarations, or conditions contained in the policies related to such insurance, (v) except for the insurance referred to in clause (a)(iv) above, provide that the insurer thereunder waives all right of subrogation against the Mortgage Noteholders and waives any right of set-off or counterclaim and any other right of deduction whether by attachment or otherwise, (vi) be primary without right of contribution from any other insurance carried by or on behalf of any Mortgage Noteholder with respect to any interest in the Mortgaged Property, (vii) provide that no person other than the Company shall have any liability for any premiums with respect thereto and (viii) provide that inasmuch as the policies are written to cover more than one insured, all terms and conditions, insuring agreements and endorsements, with the exception of limits of liability, shall operate in the same manner as if there were a separate policy covering each insured. No Mortgage Noteholder shall, by reason of accepting, rejecting, approving or obtaining insurance incur any liability for the existence, nonexistence, form or legal sufficiency thereof, the solvency of any insurer, or the payment of any losses.

          (c) CERTIFICATE. On or prior to the Closing Date, and thereafter not less than thirty (30) days prior to the expiration dates of the expiring policies required pursuant to this Section 12.16, the Company shall deliver to you certificates of insurance issued by the insurers thereunder or by an insurance broker authorized to bind such insurers evidencing the insurance maintained pursuant to this Section 12.16.

          (d) PERFORMANCE BY NOTEHOLDERS. If the Company shall fail to maintain insurance as herein provided, any Noteholder may at its option, but without obligation, provide such insurance and, in such event, the Company shall, upon demand from time to time, reimburse such Noteholder for the cost thereof, together with interest on such cost from the date of payment of such cost to the date of reimbursement.

          (e) PROCEEDS. The amount collected under any such insurance policies maintained pursuant to this Section 12.16 shall be distributed or applied in accordance with the terms and provisions of this Securities Purchase Agreement and the Deeds of Trust.

          (f) SEPARATE INSURANCE. Nothing in this Section 12.16 shall be construed to prohibit any Noteholder from insuring at its own expense its interest therein, and any insurance so maintained shall not provide for or result in a reduction of the coverage or the amounts payable under any of the insurance required to be maintained by the Company under this Section 12.16 the proceeds of which will be applicable against any obligation to indemnify hereunder.

     SECTION 12.17 FUNDED DEBT. Neither the Parent nor the Company shall, and each shall not permit any of the Subsidiaries to, directly or indirectly, expressly or by operation of law, create, incur, issue, assume, guarantee or in any manner become or remain liable, contingently or otherwise, in respect of, or suffer to exist, any Funded Debt, except for (a) Funded Debt evidenced by the Mortgage Notes, (b) the Exchange Notes and (c) Permitted Funded Debt. As used in this Section 12.17, "PERMITTED FUNDED DEBT" shall mean: (i) Senior Debt,
(ii) Indebtedness to the Parent and/or Affiliates to the extent the aggregate principal amount of such Indebtedness does not exceed $1,300,000 at any time outstanding, (iii) Indebtedness secured by property owned by the Company and/or its Subsidiaries other than the Mortgaged Property, provided that, after giving effect to such Indebtedness, the Parent and the Company are in compliance with
Section 12.18 hereof, (iv) Capitalized Lease Obligations to the extent not exceeding

$500,000 at any time, (v) other Indebtedness approved by the holders of 51% of the aggregate outstanding principal amount of the Mortgage Notes and the holders of 51% of the aggregate outstanding principal amount of the Exchange Notes and
(vi) other Indebtedness of the Company and/or its Subsidiaries not provided for in clauses (i) through (v) above provided that, after giving effect to such Indebtedness, the Parent and the Company are in compliance with Section 12.18 hereof; and PROVIDED FURTHER that the foregoing Indebtedness shall not be considered "Permitted Funded Debt," if (A) a Default or Event of Default shall have occurred and be continuing at the time such Indebtedness is incurred or
(B) the incurrence of such Indebtedness would otherwise result in a Default or Event of Default.

     SECTION 12.18 CONSOLIDATED FUNDED DEBT RATIO. Neither the Parent nor the Company shall permit the ratio of Consolidated Funded Debt (other than any Indebtedness under the Working Capital Facility or Indebtedness that is specifically by its terms non-recourse to the Company and the Parent) to Consolidated Total Capitalization, stated as a percentage, to exceed 68% for each Fiscal Year ended 1995 through 1999 and 50% for each Fiscal Year thereafter.

     SECTION 12.19 CONSOLIDATED NET WORTH. Neither the Parent nor the Company shall permit Consolidated Net Worth to be less than the sum of
(a) $16,000,000 plus (b) aggregate Consolidated Net Income for all Fiscal Years ending after 1994 minus (c) Permitted Dividends paid after the Closing Date.

     SECTION 12.20 WORKING CAPITAL. Neither the Parent nor the Company shall permit Consolidated Current Assets less Consolidated Current Liabilities to be less than $5,000,000 at any time.

     SECTION 12.21 CONSOLIDATED FIXED CHARGE COVERAGE. Neither the Parent nor the Company shall permit the following ratio to be less than 1.15/1.00 for any four successive Fiscal Quarters ending with the Fiscal Quarter ended June 30, 1996, 1.25/1.00 for any subsequent four successive Fiscal Quarters ending with the Fiscal Quarter ended June 30, 1998, and 1.50/1.00 for any four successive Fiscal Quarters thereafter:

          (a)    the sum of (i) Consolidated Net Income for such period plus
(ii) the aggregate amounts deducted in determining such Consolidated Net Income in respect of (A) Consolidated Interest Expense for such period, (B) income and other taxes measured by income or profits for such period, (C) Consolidated Depreciation Expense for such period and (D) Consolidated Operating Lease Payments for such period less (iii) the Mandatory Capital Expenditure Amount for such period to

          (b) the sum of (i) Consolidated Interest Expense for such period plus (ii) Consolidated Operating Lease Payments for such period plus (iii) the aggregate amount of all payments of principal for Funded Debt for such period.

     SECTION 12.22 LIMITATION ON REPAYMENT OF AFFILIATE LOANS. Neither the Parent nor the Company shall, and each shall not permit any Subsidiary to, make any payment on any


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Indebtedness for Money Borrowed from any officer, shareholder or Affiliate if, after giving effect to such payment, the Mortgage Notes would be in default in any respect.

     SECTION 12.23 MANDATORY CAPITAL EXPENDITURES. The Company shall make capital improvements or repair and maintenance on the Mortgaged Property consistent with prudent business practices, PROVIDED that in any event the Company shall expend on capital improvements in each Fiscal Year an aggregate amount of not less than $500,000 (the "MANDATORY CAPITAL EXPENDITURE AMOUNT").

     SECTION 12.24 SALE OR SUBSTITUTION OF MORTGAGED PROPERTY. Subject to the terms of the Deeds of Trust, the Company shall not, voluntarily or by operation of law, sell or otherwise transfer any of the Mortgaged Property; PROVIDED that the Company may replace machinery, equipment and other personal property which is Mortgaged Property with property having a fair market value, condition and utility at least equal to that of the property replaced if the Noteholders will have a first priority security interest in the replacement property.

     SECTION 12.25 ADDITIONAL EQUITY; DILUTION. The Parent shall not sell or issue (a) any shares of Senior Preferred Stock other than to then existing holders of Senior Preferred Stock; (b) any shares of Class E Common Stock other than to then existing holders of Class E Common Stock or (c) additional equity interests in the Parent unless the dilution of the holders of Class E Common Stock is no greater than the dilution of the other holders of Common Stock. The Company shall not sell or issue any additional equity securities of the Company or its Subsidiaries.

     SECTION 12.26 TRANSFER AND SALE OF ASSETS. Neither the Company, the Parent nor any Subsidiary shall, directly or indirectly, in a single transaction or a series of transactions, sell, lease, transfer, abandon or otherwise dispose of or suffer to be sold, leased, transferred, abandoned or otherwise disposed of, all or any part of its assets other than in the ordinary course of its business; PROVIDED that the Company, the Parent or any Subsidiary may sell, lease, transfer, abandon or otherwise dispose of any of its assets so long as:
(a) the aggregate book value or fair market value, whichever is greater (determined with respect to any asset at the time of sale, lease, transfer, abandonment or disposition thereof), of all such assets of the Company, the Parent and its Subsidiaries sold, leased, transferred, abandoned or otherwise disposed of (i) during any Fiscal Year shall not exceed 10% of Consolidated Assets as at the end of the most recently completed Fiscal Year and (ii) since June 30, 1994, shall not exceed 20% of Consolidated Assets as at the end of the Fiscal Year ended on such date; (b) immediately after giving effect to the transaction, the Company shall be permitted by the provisions of Section 12.17 and Section 12.18 hereof to incur at least $1.00 of additional Funded Debt; and
(c) immediately before and after giving effect to the transaction, no Default or an Event of Default shall exist.

     SECTION 12.27 REPLACEMENT OF PERSONAL PROPERTY COLLATERAL. The Company and its Subsidiaries shall not substitute or replace Personal Property Collateral with other Personal Property Collateral unless (a) the value of the replacement Personal Property Collateral exceeds the value of the replaced Personal Property Collateral and (b) the Noteholders will


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

have a perfected security interest of first priority in such replacement Personal Property Collateral.

     SECTION 12.28 OWNERSHIP. The Parent shall at all times own at least 90% of the outstanding capital stock of the Company, unless the Parent shall have merged with and into the Company.

     SECTION 12.29 RESIDENTIAL FACILITIES. All residential facilities located on the Real Property Collateral will be occupied only by employees of the Company under license agreements that terminate upon such employee's termination of employment.


                                SECTION 13.  EXPENSES.

     Whether or not the Securities shall be sold or this Securities Purchase Agreement shall be terminated, each of the Parent and the Company agrees to pay, and to hold you harmless against liability for, all reasonable costs and expenses relating to this Securities Purchase Agreement, any other documents prepared in connection herewith and the Securities and to any modification, amendment, alteration or enforcement of this Securities Purchase Agreement, any additional documents prepared in connection herewith, the Securities or any agreement or instrument contemplated hereby (whether or not the same shall have come into effect), including, without limitation:

          (a) the reasonable cost of preparing and reproducing this Securities Purchase Agreement, any other documents prepared in connection herewith, the Securities and every instrument of modification, amendment or alteration hereof or thereof;

          (b) the reasonable fees and disbursements of your special counsel, which fees and disbursements the Company or the Parent shall pay on the Closing Date to the extent reflected on any invoices delivered on or prior to such date, and of all counsel for the Parent and the Company;

          (c) the cost of delivering to your home office, to your depository or as you may otherwise instruct in writing, insured to your reasonable satisfaction, the Securities purchased by you on the Closing Date;

          (d) all reasonable costs and expenses (including, without limitation, reasonable legal fees and any disbursements and other out-of-pocket expenses) relating to any modifications, amendments, waivers or consents involving the provisions of this Securities Purchase Agreement, the Agreements, any other documents prepared in connection herewith, or the Securities or relating to the enforcement of this Securities Purchase Agreement, the Agreements, or any other documents prepared in connection herewith or the Securities;

          (e) the broker's or finder's fees of the Agent in connection with the sale of the Securities, subject to any agreement therewith;



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

          (f) the fees of Standard & Poor's CUSIP Service Bureau required to be paid in connection with the assignment of a private placement number by it with respect to the Senior Preferred Stock, the Class E Common Stock and the Exchange Notes; and

          (g) any issuance or similar taxes payable by the Company or the Parent pursuant to Section 14.3 hereof.

The obligations of each of the Parent and the Company under this Section 13 shall survive the payment or prepayment of the Notes, the redemption of the Senior Preferred Stock and the Class E Common Stock, the termination of this Securities Purchase Agreement and the reconveyance of the Deeds of Trust.


                         SECTION 14.  CERTAIN SPECIAL RIGHTS.

     SECTION 14.1     HOME OFFICE PAYMENT.

          (a) Subject to the other provisions of the Certificate of Incorporation, the Mortgage Notes, the Senior Preferred Stock, the Class E Common Stock, or, when issued, the Exchange Notes, the Parent or the Company, as applicable, shall punctually pay in immediately available funds by 12:00 P.M. New York City time on the date payment is due all amounts payable to you with respect to any Mortgage Notes, Senior Preferred Stock, Class E Common Stock or, when issued, the Exchange Notes held by you or your nominee (without the necessity for any presentation or surrender thereof or any notation of such payment thereon other than upon payment of the Liquidation Value thereof in the case of Senior Preferred Stock) in the manner and at the address for such purpose specified below your name in SCHEDULE I hereto, or at any other address within the continental United States as you may from time to time direct in writing. You agree that, as promptly as practicable after the payment or prepayment in whole of any Mortgage Note held by you or your nominee and receipt by you of a written request from the Company to surrender such Mortgage Note to the Company for cancellation, you shall surrender such Mortgage Note at the office of the Company maintained pursuant to Section 12.1 hereof. You agree that if you sell, assign or transfer any Mortgage Note, you shall, prior to any such sale, assignment or transfer, make a proper notation thereon of the amount of principal paid thereon as of the date of such sale, assignment or transfer.

     SECTION 14.2 DELIVERY EXPENSES. If you shall surrender any certificate representing any Mortgage Note, Senior Preferred Stock, or Class E Common Stock to the Company or the Parent, as applicable, pursuant to this Securities Purchase Agreement, or if the Company or the Parent, as applicable, shall issue any new Security pursuant to this Securities Purchase Agreement, the Company or the Parent, as applicable, shall pay all reasonable costs and expenses of delivery of the surrendered Security and any Security or Securities issued in exchange or replacement for, or on registration of transfer of, the surrendered Security or any such new Security, as the case may be, in each case insured to your reasonable satisfaction. The obligations of the Company and the Parent under this Section 14.2 shall survive the payment or prepayment of the Notes, the redemption of the Senior Preferred Stock and the Class E


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Common Stock, the termination of this Securities Purchase Agreement and the reconveyance of the Deeds of Trust.

     SECTION 14.3 ISSUANCE TAXES. The Company or the Parent, as applicable, shall pay all issuance and similar taxes, if any, in connection with the execution and delivery of this Securities Purchase Agreement, the issuance and sale of the Securities by the Company or the Parent and any modification of this Securities Purchase Agreement or the Securities issued by it, and shall save you and any subsequent holder of the Securities harmless, without limitation as to time, against any and all liabilities (including, without limitation, any interest or penalty for nonpayment or delay in payment, or any income taxes paid by you in connection with any reimbursement by the Company or the Parent of any such taxes paid by you) with respect to all such taxes. The obligations of the Company and the Parent under this Section 14.2 shall survive the payment or prepayment of the Notes, the redemption of the Senior Preferred Stock and the Class E Common Stock, the termination of this Securities Purchase Agreement and the reconveyance of the Deeds of Trust.


                     SECTION 15.  INFORMATION TO BE FURNISHED TO
                                  HOLDERS OF SECURITIES.

     SECTION 15.1 FINANCIAL STATEMENTS OF THE COMPANY. The Parent or the Company shall deliver to each holder of Securities one (1) copy of the following:

          (a) as soon as practicable and, in any case, within ninety (90) days after the close of each Fiscal Year of the Parent, the audited consolidated financial statements of the Parent and its Subsidiaries consisting of the audited consolidated balance sheet of the Parent and its Subsidiaries as of the end of such Fiscal Year and the audited consolidated statements of income, changes in stockholders' equity and cash flows of the Parent and its Subsidiaries for such Fiscal Year, setting forth in each case, in comparative form, the figures for the preceding Fiscal Year, all in reasonable detail, such consolidated financial statements to be accompanied by an opinion thereon of Price Waterhouse or another firm of independent certified public accountants of recognized national standing in the United States, which opinion (i) shall be unqualified as to application of GAAP and unqualified as to audit scope, and
(ii) shall state that (A) the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards and, accordingly, included such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances, and (B) such financial statements present fairly the financial position of the Parent and its Subsidiaries at such date and the results of operations and cash flows thereof for such period and have been prepared in accordance with generally accepted accounting principles consistently applied (except as otherwise disclosed therein with respect to changes in application in which such accountants concur), and also accompanied by management's discussion and analysis of variances;

          (b) as soon as practicable and, in any case, within forty-five (45) days after the end of each of the first three (3) Fiscal Quarters in each Fiscal Year of the Parent, the unaudited consolidated financial statements of the Parent and its Subsidiaries, consisting of the unaudited consolidated balance sheet of the Parent and its Subsidiaries as of the end of such Fiscal Quarter and the unaudited consolidated statements of income, changes in stockholders' equity and cash flows of the Parent and its Subsidiaries for such Fiscal Quarter and for the Fiscal Year to date, setting forth in each case in comparative form, the figures for the corresponding periods of the preceding Fiscal Year, all in reasonable detail and certified by the chief financial officer or the treasurer of the Parent as being a complete and correct copy of the Parent's financial statements which have been prepared in accordance with generally accepted accounting principles consistently applied (except as otherwise disclosed therein) and which present fairly the financial position of the Parent and its Subsidiaries and results of operations and cash flows thereof subject, in each case, to changes resulting from year-end audit adjustments, together with management's discussion and analysis of variances;

          (c) as soon as practicable and, in any case, within thirty (30) days after the end of each calendar month, the unaudited consolidated financial statements of the Parent and its Subsidiaries, consisting of the unaudited consolidated balance sheet of the Parent and its Subsidiaries as of the end of such calendar month and the unaudited consolidated statements of income and cash flows of the Parent and its Subsidiaries for such calendar month and for the Fiscal Year to date and the figures for the corresponding periods of the preceding Fiscal Year, all in reasonable detail and prepared and certified by the chief financial officer or the treasurer of the Parent as being a complete and correct copy of the Parent's financial statements which have been prepared in accordance with generally accepted accounting principles consistently applied (except as otherwise disclosed therein and except to the extent that footnotes may be omitted or condensed) and which present fairly the financial position of the Parent and its Subsidiaries and results of operations and cash flows thereof subject, in each case, to changes resulting from year-end audit adjustments.

     SECTION 15.2 OFFICER'S CERTIFICATES. Each set of financial statements delivered pursuant to subsection (a) or (b) of Section 15.1 hereof shall be accompanied by a certificate, signed by the president, the chief financial officer or the treasurer of the Parent in such capacity, stating, in the opinion of such officer and to the best of his or her knowledge and belief that, upon the date of such certificate or at any time since the beginning of the period covered by such financial statements, there was no Default or Event of Default with respect to any of the provisions of this Securities Purchase Agreement or the Mortgage Notes; PROVIDED that, if any such Default or Event of Default, as the case may be, shall have occurred, such certificate shall so specify and shall state whether such Default or Event of Default has been cured or is continuing and, if continuing, what steps the Parent or the Company has taken or is taking or proposes to take to cure such Default or Event of Default and an estimate of the time necessary to cure such Default or Event of Default. Each set of financial statements delivered pursuant to subsection (a) of Section 15.1 hereof shall be accompanied by a certificate, signed by the president, the chief financial officer or the treasurer of the Parent in such capacity, setting forth in reasonable detail the calculations made during such period and as of the end of such period in determining compliance with the provisions of Sections 12.17, 12.18, 12.19, 12.20, 12.21, 12.22, 12.23 and 12.26 hereof. Each set of financial statements delivered pursuant to subsection (b) of Section 15.1 hereof shall be accompanied by a certificate, signed by the president, the chief financial officer or the treasurer of the Parent in such capacity, setting forth in reasonable detail the calculations made during such period and as of the end of such period in determining compliance with the provisions of Sections 12.17, 12.19, 12.20,
12.21 and 12.23 hereof.

     SECTION 15.3 ACCOUNTANTS' CERTIFICATES. Each set of financial statements delivered pursuant to subsection (a) of Section 15.1 hereof shall be accompanied by a report of the independent certified public accountants who shall have reported on such financial statements (a) stating that such accountants have read this Securities Purchase Agreement insofar as is necessary for such report and that, in making the examination necessary to express an opinion on such financial statements, such accountants have obtained no knowledge of any condition or event pertaining to accounting or financial matters, or the consolidated financial condition of the Parent and its Subsidiaries, that then constitutes a Default or an Event of Default, or, if any Default or Event of Default then exists, specifying the nature and period of existence thereof and (b) stating that such accountants have examined the Officer's Certificate delivered in connection with such financial statements and, based upon their examination, nothing has come to their attention which causes them to believe that the information contained therein is not correct or that the matters set forth therein relating to determining compliance with the provisions of Section 12 hereof have not been properly stated in accordance with the terms of this Securities Purchase Agreement.

     SECTION 15.4 NOTICE OF CERTAIN EVENTS AND CONDITIONS. Each of the Parent or the Company shall give prompt written notice to each holder of Securities of the following:

          (a) any condition or event which constitutes a Default or an Event of Default (such notice shall in any event be given within five (5) Business Days after any officer of the Parent or the Company shall have knowledge of such event or condition.);

          (b) upon the Parent's or the Company's knowledge, any default or event of default (whether by the Company, the Parent or any other party) under any other agreement to which the Company or the Parent is a party, if such default or event of default would cause, or in the future may cause, a Material Adverse Effect;

          (c) upon the Company's knowledge, any default or event of default under any agreement relating to all or a portion of the Mortgaged Property to which the Company is a party;

          (d) any (i) ERISA Termination Event; (ii) "prohibited transaction" (within the meaning of Section 4975 of the Code or Section 406 of ERISA) with respect to any Plan maintained by the Parent, the Company or any of its Subsidiaries, other than one to which an exemption applies; (iii) failure to make a timely contribution to any Plan, if such failure has given rise to a Lien imposed upon the Parent, the Company or any of its Subsidiaries under
Section 412(n) of the Code; or (iv) actual, asserted or alleged violation of ERISA or the Code that, with respect to any of the events set forth in the foregoing clauses (i) through (iv), is reasonably likely to result in the imposition of a tax or other penalty on the Parent, the Company or any Subsidiary in connection with any Plan that would result in a Material Adverse Effect, including, when known, a description of any action taken by the Internal Revenue Service, the U.S. Department of Labor or the PBGC with respect thereto;


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

          (e) the institution of any suit, action or proceeding (i) against the Company, the Parent or any Subsidiary which is reasonably likely to have a Material Adverse Effect, (ii) affecting all or a portion of the Mortgaged Property in which the amount involved exceeds $1,000,000 or in which injunctive or similar relief is sought or (iii) between the Company or the Parent and any governmental authority (such notice shall in any event be given within thirty (30) days after any officer of the Company or the Parent shall have knowledge of such event or condition.);

          (f) any claim exceeding $250,000 made under any insurance policy with respect to all or a portion of the Mortgaged Property; and

          (g) since the date hereof, to the knowledge of the Company or the Parent, any Material Adverse Effect and any material adverse change in or to the Mortgaged Property or any portion thereof.

Each notice pursuant to this Section 15.4 shall be in the form of an Officer's Certificate of the Company or the Parent, as applicable, specifying (A) the nature and period of existence of the particular event, (B) what action the Company or the Parent has taken or is taking or proposes to take with respect thereto and (C) if appropriate, an estimate of the time necessary to cure such condition or event.

     SECTION 15.5 OTHER INFORMATION. Each of the Parent or the Company shall deliver to each holder of any Security the following:

          (a) promptly after the submission thereof to the Parent, as the case may be, copies of any detailed reports (including the auditors' comment letter to management, if any such letter is prepared) submitted to the Parent by its independent auditors in connection with each annual or interim audit of the accounts of the Parent made by such accountants;

          (b) promptly upon distribution thereof, copies of all financial or other statements (including proxy statements), reports and notices as the Company or the Parent shall send to any class of its shareholders, any of its bank lenders or any holder of any of its Indebtedness for Money Borrowed;

          (c) promptly upon the formation or the acquisition thereof, notice of the formation or acquisition, as the case may be, of any new Subsidiary of the Parent or the Company;

          (d) at any time that the Parent is not subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act, promptly upon the written request of the holder of any Mortgage Note, Senior Preferred Stock, or Class E Common Stock issued upon the exercise thereof),(i)(A) a brief statement of the nature of the business of the Parent and its Subsidiaries and the products and services they offer and (B) the Parent's most recent balance sheet and profit and loss and retained earnings statements, together with similar financial statements for its two (2) preceding Fiscal Years, in each case audited by an independent certified public accountant to the extent reasonably available; the most recent balance sheet to be as of a date less than sixteen (16) months prior to the date of such request and the profit and loss and retained earnings statements to be for the twelve (12) months preceding the date of such balance sheet and, if such balance sheet is not as of a date less than six (6) months before the date of such request, it shall be accompanied by additional unaudited statements of profit and loss and retained earnings for a period from the date of such balance sheet to a date less than six (6) months before the date of such request, and
(ii) such other information as shall then be required to permit a resale of such Securities by such holder pursuant to Rule 144A of the Securities Act (or any superseding rule providing an exemption from registration under the Securities Act for resales to Qualified Institutional Buyers); PROVIDED that, if such request shall so indicate, the statement and financial statements or other information shall be delivered to any named prospective purchaser of such Securities as well as to the requesting holder, so long as the request states that such holder reasonably believes such prospective purchaser to be a Qualified Institutional Buyer;

          (e) promptly, and in any event within ten (10) days after transmission thereof, copies of all material press releases and other statements made available generally by the Parent or any of its Subsidiaries to the public concerning material developments in the business, earnings, prospects, properties or condition (financial or other) of the Parent or any of its Subsidiaries;

          (f) prompt notice of any proposed amendment, modification or supplement to the charter or bylaws of the Parent or the Company at least fifteen (15) days prior to the proposed execution and delivery thereof by the shareholders; and

          (g) promptly upon request therefor, such other data, filings and information concerning the Parent, the Company or any Subsidiary as any holder of Mortgage Notes, Senior Preferred Stock, or Class E Common Stock that is a Purchaser or an Institutional Investor or as any holder of a Mortgage Note may from time to time reasonably request.


               SECTION 16.  INTERPRETATION OF AGREEMENT AND SECURITIES.

     SECTION 16.1 DEFINITIONS. Except as the context shall otherwise require, the following terms shall have the following meanings for all purposes of this Securities Purchase Agreement (the definitions to be applicable to both the singular and the plural form of the terms defined, where either such form is used in this Securities Purchase Agreement):

          "ACQUISITION" shall mean the purchase of at least 90% of the outstanding capital stock of the Company by the Parent.

          "AFFILIATE", with respect to any Person, shall mean (a) any director, officer or employee of such Person, (b) any Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person, and (c) any Person beneficially owning or holding 10% or more of the Voting Stock of such Person or any corporation of which such Person beneficially owns or holds, in the aggregate, 10% or more of the Voting Stock; PROVIDED that neither you nor any Person directly or indirectly controlled by you nor any other Person which is an institution shall be deemed to be an Affiliate of the Parent, the Company or any Subsidiary solely by reason of ownership of the Mortgage Notes, Senior Preferred Stock, Class E Common Stock or other securities issued in exchange for any of such Securities or by reason of having the benefits of any agreements or covenants of the Parent or the Company contained in this Securities Purchase Agreement. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of Voting Stock, by contract or otherwise. The term "AFFILIATE", when used herein without reference to any Person, shall mean an Affiliate of the Company of the Parent.

          "AGENT" shall mean Lazard Freres & Co.

          "AGREEMENTS" shall have the meaning set forth in Section 2.2(b).

          "ASSETS", with respect to any Person, shall mean, as of the date of any determination thereof, all assets of such Person determined in accordance with generally accepted accounting principles applied on a consistent basis LESS depreciation, depletion, obsolescence, amortization and all other reserves properly established in accordance with generally accepted accounting principles except (a) treasury stock of such Person, (b) cash set apart and held in any sinking fund or similar or analogous fund for the purpose of redeeming or otherwise retiring stock of such Person, and (c) any write-up of the book value of any assets of such Person resulting from revaluation thereof subsequent to (but not in connection with) the Acquisition.

          "BENEFICIALLY OWNED" shall mean beneficial ownership of capital stock determined in the manner set forth in Rule 13d-3 of the Securities Exchange Act of 1934, as amended.

          "BOARD" shall mean the Board of Directors of the Company and the Parent.

          "BUSINESS DAY" shall mean any day on which commercial banks are not authorized or required to close in New York, New York or Boston, Massachusetts.

          "CAPITAL LEASE" shall mean any lease which is required to be capitalized on a balance sheet of the lessee in accordance with generally accepted accounting principles or for which the amount of the asset and liability thereunder as if so capitalized should be disclosed in a note to such balance sheet.

          "CAPITALIZED LEASE OBLIGATIONS" with respect to any Person, shall mean the aggregate amount which, in accordance with generally accepted accounting principles, is required to be reported as a liability on the balance sheet of such Person at such time in respect of such Person's interest as lessee under a Capital Lease.

          "CERTIFICATE OF DESIGNATIONS" shall have the meaning set forth in
Section 4.9 hereof.

          "CERTIFICATE OF INCORPORATION" shall mean the Certificate of Incorporation of the Parent, in the form annexed hereto as EXHIBIT F and, for purposes other than those of Section 4.9 hereof, as it may be amended from time to time.

          "CLASS E COMMON STOCK" shall have the meaning set forth in Section 1.1(d) hereof.

          "CLASS E COMMON STOCK PUT EVENT" shall mean any redemption of any shares of Senior Preferred Stock prior to the date of redemption therefor specified in the Certificate of Designations.

          "CLASS E STOCKHOLDER NOTICE" shall have the meaning set forth in
Section 11.2(c) hereof.

          "CLOSING DATE" shall have the meaning set forth in Section 1.2 hereof.

          "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time. Reference to a specific section of the Code shall include such section, any regulations promulgated thereunder and any comparable provision of any future legislation amending, supplementing or superseding such section.

          "COMMISSION" shall mean the Securities and Exchange Commission (or any successor thereto performing similar functions).

          "COMMON STOCK" shall mean the Common Stock, par value $.01 per share, of the Company.

          "COMMON STOCK REDEMPTION PRICE" shall have the meaning set forth in
Section 11.2(a).

          "COMPANY" shall have the meaning set forth in the preamble hereto.

          "CONSOLIDATED" when used with reference to Current Assets, Current Liabilities, Funded Debt, Interest Expense, Depreciation Expense, Operating Lease Payments, Assets and Capital Expenditures shall mean the aggregate of Current Assets, Current Liabilities, Funded Debt, Interest Expense, Depreciation Expense, Operating Lease Payments, Assets and Capital Expenditures, as the case may be, of the Parent and its Subsidiaries, after eliminating all offsetting debits and credits between the Parent and its Subsidiaries and all other terms required to be eliminated in accordance with generally accepted accounting principles.

           "CONSOLIDATED NET INCOME" shall mean, for any period, the consolidated net income (or loss) of the Parent and its Subsidiaries for such period determined in accordance with generally accepted accounting principles applied on a consistent basis, and eliminating all offsetting debits and credits between the Parent and its Subsidiaries, operating expenses, provisions for all taxes and reserves (including reserves for deferred income taxes) and other items to be eliminated in accordance with generally accepted accounting principles.


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

          "CONSOLIDATED NET WORTH" shall mean the aggregate sum of the value of the Parent's common stock, preferred stock, capital surplus and retained earnings accounts as determined in accordance with generally accepted accounting principles.

          "CONSOLIDATED TOTAL CAPITALIZATION" shall mean the sum of (a) Consolidated Net Worth, plus (b) Consolidated Funded Debt.

          "CONTROLLING STOCKHOLDER" shall mean (x) on any date prior to April 21, 2000, FAC, Ltd., a Cayman Islands corporation ("FAC"), and (y) on or after April 21, 2000, collectively, FAC, SBIC Partners, L.P., a Texas limited partnership, Exeter Equity Partners, L.P., a Delaware limited partnership, and Exeter Venture Lenders, L.P., a Delaware limited partnership.

          "CURRENT ASSETS" with respect to any Person, shall mean, as of the date of any determination thereof, the current assets of such Person determined in accordance with generally accepted accounting principles applied on a consistent basis.

          "CURRENT LIABILITIES", with respect to any Person, shall mean, as of the date of any determination thereof, the current liabilities of such Person determined in accordance with generally accepted accounting principles applied on a consistent basis, but in any event, with respect to the Parent and the Company, including the outstanding amount under the Working Capital Facility.

          "DEEDS OF TRUST" shall have the meaning set forth in Section 5.5(b) hereof.

          "DEFAULT" shall mean an event which, with the passage of time or the giving of notice, or both, would become an Event of Default or Exchange Note Event of Default.

          "DEPRECIATION EXPENSE" shall mean, for any Fiscal Year, without duplication, the total expense of the Parent and its Subsidiaries during such Fiscal Year for depreciation, amortization of intangible assets and other noncash charges, all calculated in accordance with generally accepted accounting principles.

          "DIVIDEND PAYMENT DATE" shall mean any date on which dividends are payable on the Senior Preferred Stock, which dates are April 1 and October 1 of each year prior to June 30, 2007.

          "EBITDA" shall mean, for any period, the Parent's Consolidated Net Income for such period, plus Consolidated Interest Expense, provision for taxes, depreciation and amortization for such period.

          "ENVIRONMENTAL AUDIT REPORTS" shall mean the phase I environmental site assessments and reports listed on Item 4.25 of Schedule II.


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

          "ENVIRONMENTAL INDEMNITY AGREEMENT" shall mean that certain Environmental Indemnity Agreement, executed by the Company for the benefit of the Purchaser, in the form attached as EXHIBIT J hereto.

          "ENVIRONMENTAL LAWS" shall have the meaning set forth in the Deed of Trust.

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time. Reference to a specific section of ERISA shall include such section, any regulations promulgated thereunder and any comparable provision of any future legislation amending, supplementing or superseding such section.

          "ERISA AFFILIATE" shall mean any Person (other than the Company or any of its Subsidiaries) which is under "common control" (within the meaning of
Section 414(b) or (c) of the Code or Section 4001(a)(14) of ERISA) with the Company or any Subsidiary thereof.

          "ERISA TERMINATION EVENT" shall mean (a) a "reportable event" (within the meaning of Section 4043 of ERISA) with respect to a Pension Plan (other than a "reportable event" as to which the PBGC has by regulation waived the 30-day notice requirement under Section 4043(a) of ERISA); PROVIDED that a failure to meet the minimum funding standards of Section 412 of the Code shall be an ERISA Termination Event regardless of the issuance of any waiver under Section 412(d) of the Code; (b) the withdrawal of the Parent, the Company, any Subsidiary or any ERISA Affiliate from a Pension Plan which is subject to Section 4063 of ERISA during a plan year in which it was a "substantial employer" (within the meaning of Section 4001(a)(2) of ERISA); (c) the complete or partial withdrawal of the Company, any Subsidiary or any ERISA Affiliate from a Multiemployer Plan under Section 4201 or 4204 or ERISA; (d) the receipt by the Company, any Subsidiary or any ERISA Affiliate of notice from a Multiemployer Plan that it is in reorganization or insolvent under Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A or ERISA; (e) the providing of a notice of intent to terminate a Pension Plan maintained by the Parent, the Company or any of its Subsidiaries pursuant to Section 4041(a)(2) of ERISA or the treatment of a Pension Plan amendment as a termination under
Section 4041(e) of ERISA; (f) the institution of proceedings by the PBGC to terminate a Pension Plan or the appointment of a trustee to administer any such Pension Plan under Section 4042 of ERISA; (g) the receipt by the Parent, the Company or any Subsidiary of a notice from any Multiemployer Plan that any action described in clause (f) has been taken with respect to that Multiemployer Plan; or (h) any other event or condition which might constitute grounds under
Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan.

          "EVENT OF DEFAULT" shall have the meaning set forth in Section 9.1 hereof.

          "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended from time to time.

          "EXCHANGE DATE" shall have the meaning set forth in Section 10.4(b) hereof.


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

          "EXCHANGE NOTE EVENT OF DEFAULT" shall have the meaning set forth in
Section 9.3(b)

          "EXCHANGE NOTE MAKE-WHOLE AMOUNT" for any principal amount of the Exchange Notes shall have the meaning set forth in Section 6.2(b) hereof.

          "EXCHANGE NOTE PAYMENT DATE" shall have the meaning set forth in
Section 1.1(c).

          "EXCHANGE NOTEHOLDER" shall mean each holder from time to time of an outstanding Exchange Note.

          "EXCHANGE NOTEHOLDER NOTICE" shall have the meaning set forth in
Section 6.3(c) hereof.

          "EXCHANGE NOTES" shall have the meaning set forth in Section 1.1(c) hereof.

          "EXCHANGE NOTICE" shall have the meaning set forth in Section 10.4(b) hereof.

          "FINANCIAL STATEMENTS" shall have the meaning set forth in Section 2.8 hereof.

          "FISCAL QUARTER" shall mean a fiscal quarter of the Parent, which shall be any quarterly period ending on September 30, December 31, March 31 and June 30 of any year.

          "FISCAL YEAR" shall mean a fiscal year of the Parent, which as at the Closing Date is a fiscal year ending June 30.

          "FUNDED DEBT" of any Person shall mean, at any date, (a) all Indebtedness for Money Borrowed of such Person which would, in accordance with generally accepted accounting principles, be classified as long-term Indebtedness at such date, but in any event including all such Indebtedness, whether secured or unsecured, of such Person which matures (or which, pursuant to the terms of a revolving credit agreement or otherwise, is directly or indirectly renewable or extendible at the option of such Person for a period ending) more than one year after the date of the creation thereof, notwithstanding the fact that payments in respect thereof (whether installment, serial maturity or sinking fund payments or otherwise) are required to be made by such Person not more than one year after the date as of which the amount of Funded Debt is being determined, other than any amount thereof which is at the time included in current liabilities of such Person at such date and (b) without duplication, all Guaranties by such Person at such date of Funded Debt of others.

          "GENERALLY ACCEPTED ACCOUNTING PRINCIPLES" shall mean, as of the date of any determination with respect thereto, generally accepted accounting principles as used by the Financial Accounting Standards Board and/or the American Institute of Certified Public Accountants, consistently applied and maintained throughout the periods indicated.

          "GSV NAPA" shall mean Golden State Vintners Napa, a California corporation.


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

          "GUARANTY", with respect to any Person, shall mean all obligations of such Person guaranteeing or in effect guaranteeing any Indebtedness, dividend or other obligation or investment of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including without limitation, obligations for which such Person is liable by reason of such Person being a partner in or of the primary obligor or a member of a joint venture that is the primary obligor, and obligations incurred through an agreement, contingent or otherwise, (a) to purchase such Indebtedness, obligation or investment or any property or assets constituting security therefor; (b) to advance or supply funds (i) for the purchase or payment of such Indebtedness, obligation or investment or (ii) to maintain working capital or equity capital, or otherwise to advance or make available funds for the purchase or payment of such Indebtedness, obligation or investment; (c) to purchase property, securities or services primarily for the purpose of assuring the owner of such Indebtedness, obligation or investment of the ability of the primary obligor to make payment of such Indebtedness, obligation or investment; or (d) otherwise to assure the owner of such Indebtedness, obligation or investment against loss in respect thereof.

          "HAZARDOUS MATERIALS" shall have the meaning set forth in the Deed of Trust.

          "HOLDER", with respect to any of the Securities, shall mean the Person in whose name such Securities shall be registered.

          "IMPROVEMENTS" shall have the meaning as defined in the Deeds of Trust with respect to each of the properties covered by the Deeds of Trust.

          "INDEBTEDNESS," with respect to any Person, shall mean all items (other than capital stock, capital surplus, retained earnings and deferred credits), which in accordance with generally accepted accounting principles would be included in determining total liabilities of such Person as shown on the liability side of a balance sheet of such Person as at the date on which Indebtedness is to be determined. The term "INDEBTEDNESS" shall also include, whether or not so reflected, (a) indebtedness, obligations and liabilities secured by any Lien on property of such Person whether or not the indebtedness secured thereby shall have been assumed by such Person, (b) all obligations in respect of Capital Leases and (c) all Guaranties of any of the above. Notwithstanding the foregoing, in determining the indebtedness of the Parent, the Company and its Subsidiaries, there shall be included all indebtedness of the Parent, the Company or such Subsidiaries of the character referred to in the foregoing clauses (a), (b) and (c) deemed to be extinguished under generally accepted accounting principles but for which such Person remains legally liable.

          "INDEBTEDNESS FOR MONEY BORROWED", with respect to any Person, shall mean and include the aggregate amount of, without duplication: (a) all obligations of such Person for borrowed money; (b) all obligations of such Person evidenced by bonds, debentures, notes, or other similar instruments, and all reimbursement or other obligations of such Person in respect of letters of credit or banker's acceptances; (c) all obligations of such Person to pay the deferred purchase price of assets or services; (d) all Capitalized Lease Obligations of such Person; (e) all obligations or liabilities of others secured by a Lien on any asset owned by such Person, irrespective of whether such obligation or liability is assumed, to the extent of the lesser of such obligation or liability or the fair market value of such asset; and (f) any Guaranties of such Person of any Indebtedness for Money Borrowed of another Person.

          "INDEMNIFIED PARTY" shall have the meaning set forth in Section 17.6 hereof.

          "INSTITUTIONAL INVESTOR" shall mean any one or more of the following
Persons: (a) any bank, savings institution, trust company or national banking association, acting for its own account or in a fiduciary capacity; (b) any charitable foundation; (c) any insurance company or Affiliate thereof or fraternal benefit association; (d) any pension, retirement or profit-sharing trust or fund; (e) any public employees' pension or retirement system or any other governmental agency supervising the investment of public funds; or (f) any investment fund owned or managed by a Person described in clause (a), (b), (c),
(d) or (e) above, or by an Affiliate of such Person.

          "INTEREST EXPENSE", with respect to any Person for any period, shall mean the aggregate of all interest paid or accrued by such Person during such period in accordance with generally accepted accounting principles (including without limitation the interest portion of Capitalized Lease Obligations of such Person and capitalized interest).

          "INTEREST PAYMENT DATE" shall have the meaning set forth in Section 1.1(b) hereof.

          "INVESTMENT" shall mean, with respect to any Person, any investment made by such Person in any other Person by stock purchase, capital contribution, loan, advance, acquisition of Indebtedness (other than acquisition of accounts receivable in the ordinary course of business), Guaranty or otherwise.

          "JUNIOR SECURITIES" shall mean securities ranking junior to the Mortgage Notes in right of payment or with regard to rights to receive distributions upon dissolution, liquidation or winding up of the Parent.

          "JUNIOR PREFERRED STOCK" shall have the meaning set forth in Section 2.1(a) hereof

          "JUNIOR STOCK" shall mean common stock or any other class or series of stock ranking junior to the Senior Preferred Stock with regard to rights to receive dividends and distributions upon dissolution, liquidation or winding up of the Parent.

          "LIEN" shall mean any interest in property securing an obligation owed to, or a claim by, any Person other than the owner of the property, whether such interest shall be based on the common law, statute or contract, whether or not such interest shall be recorded or perfected and whether or not such interest shall be contingent upon the occurrence of some future event or events or the existence of some future circumstance or circumstances, and including the lien or security interest arising from a mortgage, encumbrance, pledge, adverse claim or charge, conditional sale or trust receipt, or from a lease, consignment or bailment for security purposes. The term "LIEN" shall also include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting property. For the purposes of this Securities

Purchase Agreement, a Person shall be deemed to be the owner of any property that such Person shall have acquired or shall hold subject to a conditional sale agreement or other arrangement (including a leasing arrangement) pursuant to which title to the property shall have been retained by or vested in some other Person for security purposes.

          "LIQUIDATION VALUE" shall mean $100.00 per share of Senior Preferred Stock.

          "MANDATORY CAPITAL EXPENDITURE AMOUNT" shall have the meaning specified in Section 10.24.

          "MATERIAL ADVERSE EFFECT" shall mean, with respect to any event or occurrence, an effect that is materially adverse to the business, prospects, earnings, properties or condition (financial or other) of the Parent, the Company and its Subsidiaries, taken as a whole.

          "MORTGAGE NOTE MAKE-WHOLE AMOUNT" for any principal amount of the Mortgage Notes shall have the meaning set forth in Section 5.2(b) hereof.

          "MORTGAGE NOTE PAYMENT DATE" shall have the meaning set forth in
Section 1.1(a).

          "MORTGAGE NOTEHOLDER" shall mean each holder from time to time of an outstanding Mortgage Note.

          "MORTGAGE NOTEHOLDER NOTICE" shall have the meaning set forth in
Section 5.3(c) hereof.

          "MORTGAGE NOTE DOCUMENTS" shall mean, collectively, this Securities Purchase Agreement, the Mortgage Notes, and the Security Documents, and shall not include the Environmental Indemnity Agreement.

          "MORTGAGE NOTES" shall have the meaning set forth in Section 1.1(a) hereof.

          "MORTGAGED PROPERTY" shall mean the Personal Property Collateral and the Real Property Collateral.

          "MULTIEMPLOYER PLAN" shall mean any Pension Plan that is a "multiemployer plan" (within the meaning of Section 4001(a)(3) of ERISA).

          "NAIC" shall mean the National Association of Insurance Commissioners.

          "NOTE" shall mean each Mortgage Note and each Exchange Note.

          "NOTEHOLDER" shall mean each Mortgage Noteholder and each Exchange Noteholder.

          "NOTEHOLDER NOTICE" shall have the meaning set forth in Section 5.3(b) hereof.

          "NOTICE AND OFFER TO PREPAY" shall have the meaning set forth in
Section 5.3(b) hereof.

          "NOTICE AND OFFER TO REDEEM PREFERRED STOCK" shall have the meaning set forth in Section 10.3(b) hereof.

          "NOTICE AND OFFER TO REDEEM COMMON STOCK" shall have the meaning set forth in Section 11.2(b).

          "OBLIGATIONS" shall mean:

          (a) all principal of and interest and premium, if any, due on the Mortgage Notes from time to time outstanding (including, without limitation, any Mortgage Note Make-Whole Amount), and of all other items payable under the Security Documents and any modifications, extensions or renewals thereof (including, without limitation, (i) modifications of the required principal, interest and/or payment dates, deferring or accelerating said payment dates in whole or in part, and/or
     (ii) modifications, extensions or renewals at a different rate of interest, whether or not any such modification, extension or renewal is evidenced by a new or additional promissory note or notes);

          (b) payment, satisfaction, observance and performance of all other debts, obligations, covenants, agreements, and liabilities of the Company to the Noteholders arising out of, connected with, or related to the Mortgage Notes and the Security Documents and the transactions contemplated thereby (including, without limitation, all interest, fees, charges, expenses, reasonable attorneys' fees and accountants' fees); and

          (c) with respect to each of the foregoing, whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all amendments, revisions or renewals thereof.

          "OFFERING MEMORANDUM" shall have the meaning set forth in Section 2.7(c) hereof.

          "OFFICER'S CERTIFICATE" shall mean a certificate executed on behalf of a corporation by any of its chief executive officer, president or chief financial officer.

          "OPERATING LEASE" shall mean any lease or other agreement for the use of property (whether real, personal or mixed) which is not a Capital Lease.

          "OPERATING LEASE PAYMENTS" for any Fiscal Year for any Person shall mean the aggregate of all amounts paid or accrued in respect of rental obligations for which such Person is directly or indirectly liable (as a lessee or guarantor or other surety) under all Operating Leases in effect or to be in effect at any time during such Fiscal Year, as determined in accordance with generally accepted accounting principles.

          "OPTIONAL EXCHANGE NOTE PREPAYMENT DATE" shall have the meaning set forth in Section 6.2(c) hereof.

          "OPTIONAL EXCHANGE NOTE PREPAYMENT PRICE" shall have the meaning set forth in Section 6.2(a) hereof.

          "OPTIONAL MORTGAGE NOTE PREPAYMENT DATE" shall have the meaning set forth in Section 5.2(c) hereof.

          "OPTIONAL MORTGAGE NOTE PREPAYMENT PRICE" shall have the meaning set forth in Section 5.2(a) hereof.

          "OPTIONAL REDEMPTION DATE" shall have the meaning set forth in Section 10.2(c) hereof.

          "OPTIONAL REDEMPTION PREMIUM" for any Liquidation Value shall have the meaning set forth in Section 10.2(b) hereof.

          "OPTIONAL REDEMPTION PRICE" shall have the meaning set forth in
Section 10.2(a) hereof.

          "OVERDUE RATE" shall have the meaning given to such term in Section 1.1(a) hereof.

          "OUTSTANDING", with respect to any of the Securities or the Exchange Notes, shall mean, as of the date of determination, all Securities and Exchange Notes theretofore delivered pursuant to this Securities Purchase Agreement, except (a) Securities theretofore cancelled or delivered for cancellation,
(b) in the case of the Senior Preferred Stock, shares thereof theretofore converted and (c) Securities in exchange or replacement for which other Securities have been delivered pursuant to this Securities Purchase Agreement; PROVIDED that in determining whether the holders of the requisite aggregate unpaid principal amount of the Notes, or the requisite holders of Senior Preferred Stock or Class E Common Stock, as the case may be, outstanding have given any notice or taken any action hereunder, the Notes, Senior Preferred Stock and Class E Common Stock, as the case may be, held or owned, directly or indirectly, by the Parent, the Company, or by any Subsidiary or any Affiliate of the Company shall be disregarded and deemed not to be outstanding.

          "PARENT" shall have the meaning set forth in the preamble hereto.

          "PARENT GUARANTY" shall mean the Parent Guaranty in the form of EXHIBIT L hereto.

          "PBGC" shall mean the Pension Benefit Guaranty Corporation or any successor thereto.

          "PBGC DEMAND" shall mean a request or demand for payment which has been made by the PBGC in respect of an actual or asserted obligation or liability of the Parent, the Company, a Subsidiary or an ERISA Affiliate of the Company.

          "PBGC LIEN" shall mean a Lien in favor of the PBGC on any asset of the Parent, the Company or a Subsidiary.

          "PENSION PLAN" shall mean any Plan that is an "employee pension benefit plan" (within the meaning of Section 3(2) of ERISA) subject to Title IV of ERISA.

          "PERMITTED DIVIDENDS" shall mean all dividends permitted to be paid pursuant to Section 12.13 hereof.

          "PERMITTED ENCUMBRANCES" shall mean the Liens described in Subparagraphs (d) and (e) of the definition of "PERMITTED LIENS."

          "PERMITTED LIENS" shall mean:

               (a) Liens securing taxes, assessments, governmental charges or levies, statutory Liens of landlords and Liens of carriers, warehousemen, materialmen, mechanics and other like Persons not yet due or the payment of which is not then required by Section 12.11 hereof; PROVIDED that this clause (a) shall not be deemed to permit any Liens which may be imposed pursuant to Section 4068 of ERISA or Section 412(n) of the Code;

               (b) Liens of or resulting from any judgment or award, the time for the appeal or petition for rehearing of which shall not have expired, or in respect of which the obligor shall at any time in good faith be prosecuting an appeal or proceeding for a review and in respect of which a stay of execution pending such appeal or proceeding for review shall have been secured;

               (c) Liens incurred or deposits made in the ordinary course of business (i) in connection with workers' compensation, unemployment insurance and other types of social security, or (ii) to secure (or to obtain letters of credit that secure) the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, performance bonds, purchase, construction or sales contracts and other similar obligations; PROVIDED that (A) any such Lien shall not be created in connection with and shall not secure Indebtedness for Money Borrowed; (B) any obligation secured by any such Lien shall not be overdue or, if overdue, is being contested in good faith by appropriate actions or proceedings during which there is no right to exercise remedies and adequate book reserves have been established in accordance with generally accepted accounting principles; and (C) all such Liens, pledges and deposits shall not in the aggregate materially impair the use or value of the properties of the Parent, the Company or any Subsidiary in the operation of its respective businesses; and, PROVIDED FURTHER that this clause (c) shall not be deemed to permit any Liens which may be imposed pursuant to Section 4068 of ERISA or
     Section 412(n) of the Code;

               (d) current real property taxes and assessments not yet delinquent;

               (e) items which are shown on Schedule B, Part I of the Title Policy, and encumbrances, easements or reservations, encroachments or rights of others for rights-of-way, utilities and easements and other similar purposes, or zoning or other covenants, conditions or restrictions as to the use of real properties which could not have a material adverse effect on the current use and enjoyment of all or any portion of the Real Property Collateral;

               (f) Liens on property hereafter acquired, including purchase money mortgages, mortgages existing on property at the time of acquisition thereof, and Liens under conditional sale, lease purchase or other title retention agreements (including Liens created in connection with the issuance of industrial revenue bonds, pollution control financing or other similar financing); PROVIDED that (i) any such Liens shall not extend to any other property, (ii) any such Liens shall be created not later than ninety (90) days after the acquisition of the property subject to such Liens and (iii) the Indebtedness secured by any such Liens referred to in this clause (f) in the aggregate shall not exceed ten percent (10%) of Consolidated Assets;

               (g) Liens on inventory, accounts receivable, crops, crop proceeds, rolling stock and wine grape contracts granted in connection with the Working Capital Facility; and

               (h) replacement, extension or renewal of debt secured by permitted mortgages or Liens, PROVIDED that the principal amount of any debt shall not be increased and, except in the case of Liens on inventory or accounts receivable, the Lien shall not be extended to any other property or assets.

          "PERSON" shall mean any individual, corporation, partnership, joint venture, association, joint stock company, trust, estate, unincorporated organization or government (or any agency or political subdivision thereof), or any other entity, whether acting in an individual, fiduciary or other capacity.

          "PERSONAL PROPERTY COLLATERAL" shall mean "Collateral" as defined in the Security Agreement.

          "PLAN" shall mean any "employee benefit plan" (within the meaning of Section 3(3) of ERISA) that the Parent, the Company, any Subsidiary or any ERISA Affiliate maintains, contributes to or is obligated to contribute to for the benefit of employees or former employees of the Parent, the Company, any Subsidiary or any ERISA Affiliate.

          "PREFERRED TREASURY RATE" shall have the meaning set forth Section 10.2(b) hereof.

          "PROJECTIONS" shall have the meaning set forth in Section 2.8(b) hereof.

          "PURCHASER" shall mean the purchaser of Securities named in SCHEDULE I hereto.

          "PURCHASE PRICE" shall have the meaning set forth in Section 1.2(a) hereof.

          "PUT EVENT" shall mean with respect to the Notes, Senior Preferred Stock and Class E Common Stock, any event or transaction or series of related events or transactions (whether occurring or obtaining by reason of any current or future law or otherwise) in connection with or as a consequence of which any of the following occur:

             (i      at any time prior to the occurrence of either of the events described in clauses (B) or (D) of the proviso to this sentence below, at least a majority (by number of votes) of the outstanding shares of Voting Stock of the Parent (all classes of such Voting Stock being taken, for purposes of this clause (i) as one class) shall not be or shall cease to be Beneficially Owned by the Controlling Stockholder, either directly or indirectly through beneficial ownership of a majority of the Voting Stock of a corporation, partnership or other entity;

            (ii at any time prior to the occurrence of either of the events described in clauses (B) or (D) of the proviso to this sentence below, the power to elect or appoint or cause the election or appointment of at least a majority of the members of the full Board of the Parent shall not be or shall cease to be exercisable by the Controlling Stockholder, either directly or indirectly through a corporation, partnership or other entity, acting through its board of directors (or equivalent governing body) in its sole discretion; or

           (iii     any Person acquires a percentage of Voting Stock greater
than that held by the Controlling Stockholder;

PROVIDED, HOWEVER, that no Put Event shall be deemed to occur or have occurred:
(A) if the holders of the Senior Preferred Stock shall have the power to elect or appoint or cause the election or appointment of at least a majority of the members of the full Board of Directors of the Corporation as a result of any failure by the Parent to pay dividends or make mandatory redemptions of Senior Preferred Stock; (B) if the Parent engages in an initial or secondary public offering of its Common Stock and immediately after consummation of such public offering no Person holds a percentage of Voting Stock of the Corporation greater than the percentage of Voting Stock held by the Controlling Stockholder immediately prior to the consummation of such public offering; (C) upon any transfer of Common Stock by the Controlling Stockholder to any Affiliate of such Controlling Stockholder; or (D) upon the occurrence of any merger or sale of substantially all of the stock or assets of the Parent with respect to which prior approval has been obtained by the holders of a majority of the Senior Preferred Stock, with respect to the Senior Preferred Stock, a majority (by outstanding principal balance) of the Mortgage Notes, with respect to the Mortgage Notes, a majority (by outstanding principal balance) of the Exchange Notes, with respect to the Exchange Notes, or a majority of the Class E Common Stock, with respect to the Class E Common Stock.

          Solely for purposes of this definition of "Put Event," "Affiliate" shall mean, with respect to any Person, a Person or entity that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. The term "control" (including the terms "controlling, "controlled by" and "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting shares, by contract or otherwise.

          "QUALIFIED INSTITUTIONAL BUYER" shall have the meaning set forth in Rule 144A of the Securities Act.

          "REAL PROPERTY COLLATERAL" shall mean the real property described under Section 2.11 of SCHEDULE II.

          "RULE 144A" shall mean Rule 144A under the Securities Act, as presently in effect and as hereafter amended from time to time, or any superseding or substituted rule adopted by the Commission from time to time.

          "SECTION 5.3 RESPONSE" shall have the meaning set forth in Section 5.3(d) hereof.

          "SECTION 6.3 RESPONSE" shall have the meaning set forth in Section 6.3(d) hereof.

          "SECTION 10.3 RESPONSE" shall have the meaning set forth in Section 10.3(d) hereof.

          "SECTION 10.4 EXCHANGE" shall have the meaning set forth in Section 10.4(a) hereof.

          "SECTION 11.2 RESPONSE" shall have the meaning set forth in Section 11.2(d) hereof.

          "SECURITIES" shall have the meaning set forth in Section 1.2 hereof.

          "SECURITIES ACT" shall mean the Securities Act of 1933, as amended from time to time.

          "SECURITIES PURCHASE AGREEMENT" shall mean this Securities Purchase Agreement (including the annexed Exhibits and Schedules), as it may from time to time be amended, supplemented or modified in accordance with its terms.

          "SECURITY AGREEMENT" shall mean the Security Agreement in the form of EXHIBIT H hereto.

          "SECURITY DOCUMENTS" shall mean collectively the Security Agreement and the Deeds of Trust.

          "SENIOR DEBT" shall have the meaning set forth in Section 9.3(d).

          "SENIOR PREFERRED STOCK" shall have the meaning set forth in Section 1.1(b) hereof.

          "SOLVENT" shall have the meaning set forth in Section 2.30 hereof.

          "STOCK PURCHASE AGREEMENT" shall have the meaning set forth in Section
2.25 hereof.

          "STOCKHOLDER NOTICE" shall have the meaning set forth in Section 10.3 hereof.

          "STOCKHOLDER AGREEMENT" shall mean the Stockholder Agreement in the form of EXHIBIT K hereto.

          "SUBORDINATED INDEBTEDNESS" shall have the meaning set forth in
Section 9.3(d)

          "SUBSIDIARY", with respect to any corporation (the "PARENT"), shall mean a corporation or partnership of which the parent, at the time in respect of which such term is used, owns directly, or controls with power to vote, indirectly through one or more Subsidiaries, shares comprising more than fifty percent (50%) of its Voting Stock. The term "SUBSIDIARY", when used herein without reference to any particular Person, shall mean a Subsidiary of the Parent. Notwithstanding the foregoing, for purposes of Sections 2.16, 9.1(n),
12.7 and 15.4(d), and for the definitions of ERISA Affiliate, ERISA Termination Event and Plan hereunder, the term "SUBSIDIARY" shall be defined by substituting the words "at least eighty percent (80%)" for "greater than fifty percent (50%)" in the immediately preceding sentence.

          "VOTING STOCK" shall mean the stock or other securities of a corporation, partnership or other entity the holders of which are ordinarily, in the absence of contingencies, entitled to elect members of the board of directors (or other governing body) of such entity.

          "WEIGHTED AVERAGE LIFE TO MATURITY" of any borrowed funds, as of the date of the determination thereof, shall mean the number of years obtained by dividing the then Remaining Dollar-years of such borrowed funds by the then outstanding principal amount thereof. The term "REMAINING DOLLAR-YEARS" of any borrowed funds or funds representing the redemption price of preferred stock subject to mandatory redemption shall mean the amount obtained by
(a) multiplying the amount of each then remaining sinking fund, serial maturity or other required repayment or redemption price, including repayment at final maturity, by the number of years (calculated to the nearest one-twelfth) which will elapse between the time in question and the date of the repayment, repricing or redemption and (b) totaling all of the products obtained in clause (a).

          "WORKING CAPITAL FACILITY" shall mean the revolving credit facility provided by Sanwa Bank California pursuant to the Accounts Receivable Credit Agreement dated as of the date hereof between Sanwa Bank California and the Company.

     SECTION 16.2 DIRECTLY OR INDIRECTLY. Any provision in this Securities Purchase Agreement referring to action to be taken by any Person, or that such Person if prohibited from taking, shall be applicable whether such action is taken directly or indirectly by such Person.

     SECTION 16.3 ACCOUNTING TERMS. All accounting terms used herein that are not otherwise expressly defined shall have the respective meanings given to them in accordance with generally accepted accounting principles at the particular time. If any changes in accounting principles from those currently employed become effective by the promulgation of rules, regulations, pronouncements and opinions by or required by the Financial Accounting Standards Board (FASB) or the American Institute of Certified Public Accountants (AICPA), or any successor entity thereto, resulting in a change in the financial covenant calculations necessary for compliance with provisions of this Securities Purchase Agreement, the Noteholders shall agree to negotiate in good faith an amendment to such provisions so as to reflect equitably such changes with the desired result that the criteria for evaluating the financial condition of the Parent and its Subsidiaries shall be substantially the same as if such changes had not been made. If no agreement can be reached regarding such amendments, then the Parent shall continue to make those financial covenant calculations without any change in the accounting principles used.

     SECTION 16.4 GOVERNING LAW. THIS AGREEMENT AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF CALIFORNIA.

     SECTION 16.5 INDEPENDENCE OF COVENANTS. Each covenant made by the Parent and the Company herein is independent of each other covenant so made. The fact that the operation of any such covenant permits a particular action to be taken or condition to exist does not mean that such action or condition is not prohibited, restricted or conditioned by the operation of the provisions of any other covenant herein.

     SECTION 16.6 SATURDAYS, SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the taking of any action required or permitted hereby or by the Certificate of Incorporation or the Mortgage Notes (including, but not limited to, the payment of dividends on the Senior Preferred Stock or the payment of principal of, or interest or premium, if any, on, the Mortgage Notes) shall be a Saturday, Sunday or a day which is not a Business Day, then such action may be taken on the next succeeding day which is a Business Day in such city; PROVIDED that if, pursuant to the provisions of this Section 16.6, the time for the payment of any amount in respect of the Mortgage Notes is postponed, interest on such amount shall continue to accrue during the period of such postponement.


                             SECTION 17.  MISCELLANEOUS.

     SECTION 17.1   NOTICES.

          (a) All communications under this Securities Purchase Agreement or any of the Securities shall be in writing and shall be delivered, mailed or sent by overnight air courier (i) if to you, to you at your address set forth in
SCHEDULE I hereto, marked for attention as there indicated, or at such other address as you may have furnished to the Parent or the Company in writing,
(ii) if to any other holder of Senior Preferred Stock or Class E Common Stock, to it at its address listed in the books for registration and registration of transfer of the Senior Preferred Stock and Class E Common Stock to be maintained by the Parent, or at such other address as such holder shall have furnished to the Parent in writing, (iii) if to any other holder of Mortgage Notes, to it at its address listed in the books for registration and registration of transfer of the Mortgage Notes to be maintained by the Company, or at such other address as such holder shall have furnished to the Company in writing and (iv) if to the Parent or the Company, to it at the address shown at the head of this Securities Purchase Agreement, or at such other address as it shall have given notice of to you and all other holders of Securities issued by it and at the time outstanding in accordance with the terms of this Section 17.1.

          (b) Any written communication so addressed shall be deemed to have been given upon receipt thereof, and if delivery is refused, receipt shall be deemed to have been given when such delivery is refused.

     SECTION 17.2 SURVIVAL. All representations, warranties and covenants made by the Parent and the Company herein or in any certificate or other instrument delivered under or in connection with this Securities Purchase Agreement shall be considered to have been relied upon by you and shall survive the delivery to you of the Securities regardless of any investigation made by you or on your behalf. All statements in any such certificate or other instrument shall constitute representations and warranties of the Parent and the Company as applicable hereunder.

     SECTION 17.3 SUCCESSORS AND ASSIGNS; TRANSFER OF SECURITIES. This Securities Purchase Agreement shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns hereunder. Whether or not expressly so stated, but subject to the restrictions set forth therein, the provisions of (a) Sections 1 through 4 and Sections 12 through 17 of this Securities Purchase Agreement are intended to be for your benefit and for the benefit of all holders from time to time of any of the Securities, (b) Section 5 is intended for your benefit as a holder of Mortgage Notes and for the benefit of all holders from time to time of any Mortgage Notes, (c) Section 6 is for your benefit as a holder of Exchange Notes and for the benefit of all holders from time to time of any Exchange Notes, (d) Sections 7 through 9 are for your benefit as a holder of Notes and for the benefit of all holders from time to time of any Notes, (e) Section 8 is intended for your benefit as a holder of Senior Preferred Stock and for the benefit of all holders from time to time of any shares of Senior Preferred Stock and
(f) Section 11 is intended for your benefit as a holder of Class E Common Stock and for the benefit of all holders from time to time of any Class E Common Stock, and shall be enforceable by you and any other such holder whether or not an express assignment to such holder of rights under this Securities Purchase Agreement shall have been made by you or your successors or assigns; PROVIDED FURTHER that the provisions of Section 7.4, Section 12.1 and Section 12.10,
Section 13 and Sections 14.2 and 14.3 hereof shall also be for the benefit of, and shall be enforceable by, any Person who shall no longer be a holder of any Security but who shall have incurred any expense or been subjected to any liability referred to therein while, or on the basis of being, such a holder.

     SECTION 17.4   AMENDMENT AND WAIVER.

          (a) This Securities Purchase Agreement may be amended or supplemented, and the observance of any term hereof or thereof may be waived, with the written consent of the Parent and the Company and (A) on or prior to the Closing Date, you, and (B) after the Closing Date, the holders of 51% of the outstanding Senior Preferred Stock, the holders of 51% of the aggregate outstanding principal amount of the Exchange Notes and the holders of 51% of the aggregate outstanding principal amount of the Mortgage Notes; PROVIDED that:

             (i)    The Mortgage Notes and Section 5, Section 6, Section 7,
     Section 8 and Section 9 of this Securities Purchase Agreement may be amended or supplemented, and the observance of any term thereof may be waived with the written consent of the Parent, the Company and the holders of 51% of the aggregate outstanding principal amount of the Mortgage Notes, the holders of 51% of the aggregate outstanding principal amount of the Exchange Notes and the holders of 51% of the outstanding Senior Preferred Stock; PROVIDED that no amendment, supplement or waiver described in this clause (i) shall, without the written consent of the holders of all the Mortgage Notes, Senior Preferred Stock and Class E Common Stock then outstanding, (1) change, with respect to any Note, the amount or time of any required prepayment or payment of principal or premium or the rate or time of payment of interest, or change the funds in which any prepayment or payment on any Note is required to be made; (2) amend, supplement or waive any default arising by reason of the failure of the Parent or the Company to comply with Section 9 hereof; or (3) amend, supplement or waive any default arising by reason of the failure of the Parent or the Company to comply with this Section 17.4;

            (ii) Section 10 of this Securities Purchase Agreement may be amended or supplemented, and the observance of any term thereof may be waived with the written consent of the Parent and the holders of 51% of the issued and outstanding shares of the Senior Preferred Stock; and

           (iii) Section 11 of this Securities Purchase Agreement may be amended or supplemented, and the observance of any term thereof may be waived with the written consent of the Parent and the holders of 51% of the issued and outstanding shares of the Class E Common Stock.

          (b) Each of the Parent and the Company shall not solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions of this Securities Purchase Agreement or the Securities unless each holder of the Securities (irrespective of the amount of Securities then owned by it) shall be informed thereof by the Parent or the Company and shall be afforded the opportunity, if eligible to participate, of considering the same and shall be supplied by the Parent or the Company with sufficient information to enable it to make an informed decision with respect thereto. Executed or true and correct copies of any waiver effected pursuant to the provisions of this Section
17.4 shall be delivered by the Parent or the Company to each holder of outstanding Securities forthwith following the date on which the same shall have been executed and delivered by the holder or holders of the requisite percentage of outstanding Securities. Each of the Parent and the Company shall not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any holder of the Securities as consideration for or as an inducement to the entering into by any holder of the Securities of any waiver or amendment of any of the terms and provisions of this Securities Purchase Agreement unless such enumeration is concurrently paid, on the same terms, ratably to the holders of all of the Securities then outstanding.

     SECTION 17.5 CONFIDENTIALITY. The information contained in the financial statements and any information contained in any other document and delivered by the Parent or the Company to, and any other information received by, any holder of Securities pursuant to this Securities Purchase Agreement that shall have been designated in writing as confidential shall be held in confidence by such holder in accordance with such internal procedures as such holder shall apply generally to confidential information; PROVIDED that such holder may disclose any such information (a) as has become generally available to the public, (b) as may be required in any report, statement or testimony required to be submitted to any municipal, state or federal regulatory body having or claiming to have jurisdiction over such holder including, without limitation, the NAIC or similar organizations or their successors, (c) as may be required in response to any summons or subpoena or in connection with any litigation,(d) to the extent that such holder believes it appropriate in order to comply with any law, order, regulation or ruling applicable to such holder, (e) to a prospective transferee in connection with any contemplated transfer of a Security or Exchange Note by such holder (PROVIDED that such prospective transferee agrees to be bound by the terms of this Section 17.5) and (f) otherwise as may be reasonably necessary to the enforcement of such holder's rights with respect to any Note or under this Securities Purchase Agreement.

     SECTION 17.6 INDEMNITY FOR FUNDS AVAILABILITY AT CLOSING. In connection with the closing under this Securities Purchase Agreement, each of the Parent and the Company is requesting that you make available for funding an amount equal to the Purchase Price. If, for any reason other than your failure to observe your obligation to close, the closing does not occur as scheduled on the Closing Date, each of the Parent and the Company hereby agrees to protect, indemnify and hold you harmless from and against any and all losses, liabilities, obligations, expenses (including, without limitation, reasonable attorneys' fees and expenses) imposed upon or incurred by or asserted against you in any way resulting from, caused by or arising out of the failure of the closing to occur as scheduled on the Closing Date, including, without limitation, any and all losses resulting from the inability to reinvest any amounts reserved, set aside or otherwise to be made available at the scheduled closing at a rate of interest equal to or greater than the rate of interest on the Mortgage Notes. The obligations of the Parent and the Company under this
Section 17.6 shall survive the payment or prepayment of the Notes, the redemption of the Senior Preferred Stock and Class E Common Stock, the termination of this Securities Purchase Agreement and the reconveyance of the Deeds of Trust.

     SECTION 17.7 ADDITIONAL SECURITY. Without notice to or consent of the Company, and without impairment of the Lien and rights created by the Security Documents, the Mortgage Noteholders may accept from the Company or from any other Person additional security for the obligations secured hereby. Neither the execution of the Security Documents nor the acceptance of any such additional security shall prevent the Mortgage Noteholders from resorting first to such additional security, or first to the security created by the Security Documents, or concurrently, to both, in any case without affecting the Mortgage Noteholders' Lien and rights under the Security Documents.

     SECTION 17.8 INTEGRATION. This Securities Purchase Agreement together with all exhibits and schedules hereto, the Security Documents, the Securities, the Exchange Notes and the other Agreements constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties.

     SECTION 17.9 NO PARTNERSHIP, ETC. Neither the execution or delivery of this Securities Purchase Agreement or any of the other agreements or instruments executed and delivered or contemplated to be executed and delivered in order to consummate the transactions contemplated hereby, nor the performance of this Securities Purchase Agreement or any of such other agreements or instruments, shall constitute you or any subsequent holder of a Mortgage Note as a partner or a joint venturer in or of the Parent or the Company, or shall constitute or evidence the agreement of any of such Persons to undertake or assume any liabilities of the Parent or the Company or share in any losses from the ownership and operation of the Mortgaged Property.

     SECTION 17.10 CONSENT TO JURISDICTION AND VENUE. Each of the Parent and the Company hereby irrevocably (a) agrees that any suit, action or other legal proceeding arising out of or relating to this Securities Purchase Agreement, the Agreements or any Security may be brought in a court of record in the State of California or in the courts of the United States of America located in such State, (b) consents to the jurisdiction of each such court in any such suit, action or proceeding, and (c) waives any objection which it may have to the laying of venue of any such claim that any such suit, action or proceeding has been brought in an inconvenient forum and covenants that it shall not seek to challenge the jurisdiction of any such court or seek to oust the jurisdiction of any such court, whether on the basis of inconvenient forum or otherwise. Each of the Parent and the Company irrevocably consents to the service of any and all process in any such suit, action or proceeding by mail copies of such process to each of the Parent and the Company at its address for notices provided in
Section 17.1 hereof. Each of the Parent and the Company agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. All mailings under this Section 17.10 shall be by registered or certified mail, return receipt requested. Nothing in this Section 17.10 shall affect your right to serve legal process in any other manner permitted by law or affect your right to bring any suit, action or proceeding against each of the Parent or the Company or any of its properties in the courts of any other jurisdiction.

     SECTION 17.11 WAIVER OF JURY TRIAL. ALL PARTIES HERETO IRREVOCABLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION ARISING OUT OF OR IN CONNECTION WITH THIS SECURITIES PURCHASE AGREEMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS SECURITIES PURCHASE AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this Securities Purchase Agreement, including, without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. The parties each acknowledge that this waiver is a material inducement to enter into a business relationship, that each party will rely on this waiver, and that each will continue to rely on this waiver in their related future dealings. Each party further warrants and represents that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS SECURITIES PURCHASE AGREEMENT. In the event of litigation, this Securities Purchase Agreement may be filed as a written consent to a trial by the court.

     SECTION 17.12 COUNTERPARTS. This Securities Purchase Agreement may be executed and delivered to you simultaneously in one or more counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 17.13 REPRODUCTION OF DOCUMENTS. This Securities Purchase Agreement, and all documents relating hereto (other than the Mortgage Notes, the Senior Preferred Stock, the Class E Common Stock and, when issued, Exchange Notes), including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at the closing of your purchase of Securities, and (c) financial statements, certificates and other information heretofore or hereafter furnished to you, may be reproduced by you by any photographic or other similar process and you may destroy any original document so reproduced. Each of the Parent and the Company agrees and stipulates that, to the extent permitted by applicable law and court or agency rules, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall be admissible in evidence to the same extent.

     If the foregoing is satisfactory to you, please sign the form of acceptance on the enclosed counterparts hereof and return the same to the Parent and the Company, whereupon this Securities Purchase Agreement, as so accepted, shall become a binding contract between you and the undersigned.

                                   Very truly yours,

                                   GOLDEN STATE VINTNERS



                                   By:
                                        -----------------------------------
                                        Name:
                                        Title:


                                   GOLDEN STATE ACQUISITION CORP.



                                   By:
                                        -----------------------------------
                                        Name:
                                        Title:


The foregoing Securities
Purchase Agreement is
hereby accepted.


JOHN HANCOCK MUTUAL LIFE
     INSURANCE COMPANY

     By:
          -----------------------------------
          Name:   Phillip Peters
          Title:  Sr. Agribusiness Investment Officer

                                                               EXECUTION VERSION


                   FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT

     THIS FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT, dated as of April 25, 1996 (this "AMENDMENT"), is entered into by and among John Hancock Mutual Life Insurance Company (the "PURCHASER"), Golden State Vintners, a California corporation (the "COMPANY"), and Golden State Acquisition Corp., a Delaware corporation (the "PARENT").


                                       RECITALS

     A. The Purchaser, the Company and the Parent are parties to that certain Securities Purchase Agreement dated as of April 21, 1995 (the "SECURITIES PURCHASE AGREEMENT"), pursuant to which the Purchaser purchased Mortgage Notes from the Company and Senior Preferred Stock, Exchange Notes and Class E Common Stock from the Parent (collectively, the "SECURITIES").

     B. The Purchaser is the holder of record of all of the Securities sold by the Company and the Parent pursuant to the Securities Purchase Agreement.

     C. The Company and the Parent have requested that the Purchaser amend the Securities Purchase Agreement in certain respects.


                                      AGREEMENT

     NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Purchaser, the Company and the Parent hereby agree as follows:


     1. DEFINITIONS, INTERPRETATION. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Securities Purchase Agreement, as amended by this Amendment.

     2. AMENDMENT TO AGREEMENT. Section 9.3(d) of the Securities Purchase Agreement is hereby amended and replaced, to read in its entirety as follows:

               (d) The Indebtedness of the Parent under the Exchange Notes (the "SUBORDINATED INDEBTEDNESS") shall be subordinated and junior in right of payment, to the extent and in the manner set forth in the Exchange Notes, to all Senior Debt of the Company. The term "SENIOR DEBT" shall mean the principal of, premium, if any, and interest on

     (i) the Mortgage Notes, together with any amendments, refinancings, refundings, deferrals, renewals, modifications or extensions thereof,
     (ii) Indebtedness of the Company not to exceed $9,000,000 in principal amount under the Working Capital Facility, (iii) Indebtedness of the Company not to exceed $1,800,000 in principal amount payable pursuant to the proposed Business Loan Agreements to be entered into by the Company and The Grape Group, Inc., with Bank of America NTSA, as guaranteed by E.&J. Gallo Winery, (iv) Indebtedness of the Company not to exceed $2,724,156 in principal amount payable pursuant to the installment note secured by deed of trust dated September 30, 1986, as amended, executed by The Grape Group, Inc. in favor of The Prudential Insurance Company of America,(v) Indebtedness of the Company not to exceed $452,791.17 in principal amount payable pursuant to the demand note dated September 30, 1986 executed by The Grape Group, Inc. in favor of Cottonwood Vineyard, (vi) Indebtedness of the Company not to exceed $1,696,209 in principal amount payable pursuant to the proposed Purchase Agreement between the Company and The Grape Group, Inc. and (vii) Indebtedness of the Company in a principal amount not to exceed the lesser of $4,500,000 and 75% of the appraised value of the brandy and dessert wine production and storage facility located in Reedley, California payable to Sanwa Bank California solely in connection with the Company's acquisition of such facility.

     3. REPRESENTATIONS AND WARRANTIES. Each of the Company and the Parent hereby represents and warrants to the Purchaser that the following are true and correct on the date of this Amendment after giving effect to the amendments set forth in PARAGRAPH 2 above:

          (a) The representations and warranties of the Company and the Parent set forth in Section 2 of the Securities Purchase Agreement and in the other Agreements are true and correct in all material respects as if made on the date hereof (except for representations and warranties expressly made as of a specified date, which shall be true and correct as of such date);

          (b)  No Default or Event of Default has occurred and is continuing;
     and

          (c) Each of the Securities Purchase Agreement and the other Agreements is in full force and effect.

     4. EFFECT OF THIS AMENDMENT. On and after the date hereof, each reference in the Securities Purchase Agreement shall mean the Securities Purchase Agreement as amended hereby. Except as specifically amended above, (a) the Securities Purchase Agreement and the other Agreements shall remain in full force and effect and are hereby ratified and confirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Purchaser, nor constitute a waiver of any provision of the Securities Purchase Agreement or any other Agreements.

     5. EXPENSES. Pursuant to Section 13 of the Securities Purchase Agreement, the Company shall pay to the Purchaser all reasonable attorney costs and other reasonable fees and expenses payable to third parties incurred by the Purchaser in connection with the preparation, negotiation, execution and delivery of this Amendment.

     6. COUNTERPARTS. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

     7. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of California.


     IN WITNESS WHEREOF, the Purchaser, the Parent and the Company have caused this Amendment to be executed as of the day and year first above written.

                                   GOLDEN STATE VINTNERS


                                   By:
                                        -----------------------------------
                                        Name:
                                        Title:


                                   GOLDEN STATE ACQUISITION CORP.


                                   By:
                                        -----------------------------------
                                        Name:
                                        Title:


                                   JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY


                                   By:
                                        -----------------------------------
                                        Name:     Phillip Peters
                                        Title:    Sr. Agribusiness Investment
                                                  Officer

                                                               EXECUTION VERSION


                  SECOND AMENDMENT TO SECURITIES PURCHASE AGREEMENT

     THIS SECOND AMENDMENT TO SECURITIES PURCHASE AGREEMENT, dated as of July 26, 1996 (this "AMENDMENT"), is entered into by and among John Hancock Mutual Life Insurance Company (the "PURCHASER"), Golden State Vintners, a California corporation (the "COMPANY"), and Golden State Acquisition Corp., a Delaware corporation (the "PARENT").


                                       RECITALS

     A. The Purchaser, the Company and the Parent are parties to that certain Securities Purchase Agreement dated as of April 21, 1995, as amended by the First Amendment thereto dated April 25, 1996 (the "SECURITIES PURCHASE AGREEMENT"), pursuant to which the Purchaser purchased Mortgage Notes from the Company and Senior Preferred Stock, Exchange Notes and Class E Common Stock from the Parent (collectively, the "SECURITIES").

     B. The Purchaser is the holder of record of all of the Securities sold by the Company and the Parent pursuant to the Securities Purchase Agreement.

     C. The Company and the Parent have requested that the Purchaser amend the Securities Purchase Agreement in certain respects.


                                      AGREEMENT

     NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Purchaser, the Company and the Parent hereby agree as follows:


     1. DEFINITIONS, INTERPRETATION. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Securities Purchase Agreement, as amended by this Amendment.

     2. AMENDMENT TO AGREEMENT. Section 9.3(d) of the Securities Purchase Agreement is hereby amended and replaced, to read in its entirety as follows:

               (d) The Indebtedness of the Parent under the Exchange Notes (the "SUBORDINATED INDEBTEDNESS") shall be subordinated and junior in right of payment, to the extent and in the manner set forth in the Exchange Notes, to all Senior Debt of the Company. The term "SENIOR DEBT" shall mean the principal of, premium, if any, and interest on (i) the Mortgage Notes, together with any amendments, refinancings, refundings, deferrals, renewals, modifications or extensions thereof, (ii) Indebtedness of the Company not to exceed $24,000,000 in principal amount under the Working Capital Facility, (iii) Indebtedness of the Company not to exceed $1,800,000 in principal amount payable pursuant to the proposed Business Loan Agreements to be entered into by the Company and The Grape Group, Inc., with Bank of America NTSA, as guaranteed by E.&J. Gallo Winery,
     (iv) Indebtedness of the Company not to exceed $2,724,156 in principal amount payable pursuant to the installment note secured by deed of trust dated September 30, 1986, as amended, executed by The Grape Group, Inc. in favor of The Prudential Insurance Company of America,(v) Indebtedness of the Company not to exceed $452,791.17 in principal amount payable pursuant to the demand note dated September 30, 1986 executed by The Grape Group, Inc. in favor of Cottonwood Vineyard, (vi) Indebtedness of the Company not to exceed $1,696,209 in principal amount payable pursuant to the proposed Purchase Agreement between the Company and The Grape Group, Inc. and
     (vii) Indebtedness of the Company in a principal amount not to exceed the lesser of $4,500,000 and 75% of the appraised value of the brandy and dessert wine production and storage facility located in Reedley, California payable to Sanwa Bank California solely in connection with the Company's acquisition of such facility.

     3. REPLACEMENT OF DEFINITION. The definition of "Working Capital Facility" included in Section 16.1 of the Securities Purchase Agreement is hereby amended and replaced, to read in its entirety as follows:

     "WORKING CAPITAL FACILITY" shall mean the revolving credit facility provided by Sanwa Bank California pursuant to the Accounts Receivable Credit Agreement dated as of July 26, 1996 between Sanwa Bank California and the Company.

     4. REPRESENTATIONS AND WARRANTIES. Each of the Company and the Parent hereby represents and warrants to the Purchaser that the following are true and correct on the date of this Amendment after giving effect to the amendments set forth in PARAGRAPHS 2 AND 3 above:

          (a) The representations and warranties of the Company and the Parent set forth in Section 2 of the Securities Purchase Agreement and in the other Agreements are true and correct in all material respects as if made on the date hereof (except for representations and warranties expressly made as of a specified date, which shall be true and correct as of such date);

          (b)  No Default or Event of Default has occurred and is continuing;
     and

          (c) Each of the Securities Purchase Agreement and the other Agreements is in full force and effect.

     5. EFFECT OF THIS AMENDMENT. On and after the date hereof, each reference in the Securities Purchase Agreement shall mean the Securities Purchase Agreement as amended hereby. Except as specifically amended above, (a) the Securities Purchase Agreement and the other Agreements shall remain in full force and effect and are hereby ratified and confirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Purchaser, nor constitute a waiver of any provision of the Securities Purchase Agreement or any other Agreements.

     6. EXPENSES. Pursuant to Section 13 of the Securities Purchase Agreement, the Company shall pay to the Purchaser all reasonable attorney costs and other reasonable fees and expenses payable to third parties incurred by the Purchaser in connection with the preparation, negotiation, execution and delivery of this Amendment.

     7. COUNTERPARTS. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

     8. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of California.

     IN WITNESS WHEREOF, the Purchaser, the Parent and the Company have caused this Amendment to be executed as of the day and year first above written.

                                   GOLDEN STATE VINTNERS


                                   By:
                                        -----------------------------------
                                        Name:
                                        Title:


                                   GOLDEN STATE ACQUISITION CORP.


                                   By:
                                        -----------------------------------
                                        Name:
                                        Title:


                                   JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY


                                   By:
                                        -----------------------------------
                                        Name:     Phillip Peters
                                        Title:    Sr. Agribusiness Investment
                                                  Officer

                         CONSENT, WAIVER AND THIRD AMENDMENT
                           TO SECURITIES PURCHASE AGREEMENT

     THIS CONSENT, WAIVER AND THIRD AMENDMENT TO SECURITIES PURCHASE AGREEMENT, dated as of _________________, 1996 (this "AMENDMENT"), is entered into by and among John Hancock Mutual Life Insurance Company (the "PURCHASER"), Golden State Vintners, a California corporation (the "COMPANY"), and Golden State Acquisition Corp., a Delaware corporation (the "PARENT").

                                       RECITALS

     A. The Purchaser, the Company and the Parent are parties to that certain Securities Purchase Agreement dated as of April 21, 1995, as amended by the First Amendment thereto dated April 25, 1996 and the Second Amendment thereto dated July 26, 1996 (the "SECURITIES PURCHASE AGREEMENT"), pursuant to which the Purchaser purchased Mortgage Notes from the Company and Senior Preferred Stock, Exchange Notes and Class E Common Stock from the Parent (collectively, the "SECURITIES").

     B. The Purchaser is the holder of record of all of the Securities sold by the Company and the Parent pursuant to the Securities Purchase Agreement.

     C. The Parent has entered into a Securities Purchase Agreement dated as of August 22, 1996 (the "FAC PURCHASE AGREEMENT") by and among the Parent, Smith McDonnell & Co., Inc., FAC, Ltd., Exeter Venture Management Corporation, Exeter Equity Partners, L.P. and Exeter Venture Lenders, L.P., pursuant to which a "Put Event" (as defined in the Securities Purchase Agreement) will occur.

     D. In order to consummate the transactions contemplated by the FAC Purchase Agreement, the Company and the Parent have requested that the Purchaser
(i) consent to the matters described herein, (ii) waive certain rights that the Purchaser has as a result of the occurrence of a Put Event and (iii) amend the Securities Purchase Agreement as described herein.

                                      AGREEMENT

     NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Purchaser, the Company and the Parent hereby agree as follows:

     1. DEFINITIONS, INTERPRETATION. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise indicated herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Securities Purchase Agreement, as amended by this Amendment.

     2.   CERTIFICATE OF INCORPORATION.

          (a) The Purchaser hereby approves and consents to the Amended and Restated Certificate of Incorporation of the Parent in the form attached as EXHIBIT A hereto.

          (b)  The Purchaser hereby waives its right under Section (C)(3) of
Article IV of the Certificate of Incorporation of the Parent to require delivery of a Notice and Offer to Redeem Common Stock as a result of the occurrence of a Put Event pursuant to the FAC Purchase Agreement.

     3.   CERTIFICATE OF DESIGNATIONS.

          (a) The Purchaser hereby approves and consents to the amendment to the Certificate of Designations of the 12% Senior Redeemable Exchangeable Preferred Stock of the Parent (the "CERTIFICATE OF DESIGNATIONS") in the form attached as EXHIBIT B hereto.

          (b) The Purchaser hereby waives its right under Section 7 of the Certificate of Designations to require delivery of a Notice and Offer to Redeem as a result of the occurrence of a "Change of Control" (as defined in the Certificate of Designations) pursuant to the FAC Purchase Agreement.

     4.   SECURITIES PURCHASE AGREEMENT.

          (a)  The definition of "Controlling Stockholder" set forth in Section
16.1 of the Securities Purchase Agreement is hereby amended and replaced, to read in its entirety as follows:

               "CONTROLLING STOCKHOLDER" shall mean SBIC Partners, L.P., a Texas limited partnership, and its Affiliates.

          (b) The Purchaser hereby waives its rights under the following provisions of the Securities Purchase Agreement arising from the occurrence of a "Put Event" pursuant to the FAC Purchase Agreement:

               (i) delivery of Mortgage Note Notice and Offer to Prepay, as defined in Section 5.3(b);

               (ii)  declaration of an Event of Default under Section 9.1(d);

               (iii) delivery of a Notice and Offer to Redeem Preferred Stock, as defined under Section 10.3(b); and

               (iv) delivery of a Notice and Offer to Redeem Common Stock, as defined under Section 11.2(b).

     5. CONSENT TO REGISTRATION RIGHTS AGREEMENT. The Purchaser hereby approves and consents to the Registration Rights Agreement to be entered into by the Parent, SBIC Partners, L.P. and Jeffrey B. O'Neill with respect to the Parent's Class B Common Shares in the form attached as EXHIBIT C hereto.

     6. REPRESENTATIONS AND WARRANTIES. Each of the Company and the Parent hereby represents and warrants to the Purchaser that the following are true and correct on the date of this Amendment after giving effect to the foregoing provisions of this Amendment:

          (a) The representations and warranties of the Company and the Parent set forth in Section 2 of the Securities Purchase Agreement and in the other Agreements are true and correct in all material respects as if made on the date hereof (except for representations and warranties expressly made as of a specified date, which shall be true and correct as of such date);

          (b)  No Default or Event of Default has occurred and is continuing;
     and

          (c) Each of the Securities Purchase Agreement and the other Agreements is in full force and effect.

     7. EFFECT OF THIS AMENDMENT. On and after the date hereof, each reference in the Securities Purchase Agreement shall mean the Securities Purchase Agreement as amended hereby. Except as specifically amended above, (a) the Securities Purchase Agreement and the other Agreements shall remain in full force and effect and are hereby ratified and confirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Purchaser, nor constitute a waiver of any provision of the Securities Purchase Agreement or any other Agreements.

     8. EXPENSES. Pursuant to Section 13 of the Securities Purchase Agreement, the Company shall pay to the Purchaser all reasonable attorney costs and other reasonable fees and expenses payable to third parties incurred by the Purchaser in connection with the preparation, negotiation, execution and delivery of this Amendment.

     9. COUNTERPARTS. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

     10. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of California.

     IN WITNESS WHEREOF, the Purchaser, the Parent and the Company have caused this Amendment to be executed as of the day and year first above written.

                                   GOLDEN STATE VINTNERS


                                   By:
                                        -----------------------------------
                                        Name:
                                        Title:


                                   GOLDEN STATE ACQUISITION CORP.


                                   By:
                                        -----------------------------------
                                        Name:
                                        Title:


                                   JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY


                                   By:
                                        -----------------------------------
                                        Name:     Phillip Peters
                                        Title:    Senior Investment Officer